FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 163 AND RULE 433
REGISTRATION STATEMENT NO.: 333-171508-01

September 16, 2011

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,745,215,807
(Approximate Mortgage Pool Balance)

$1,221,651,000
(Offered Certificates)

GS Mortgage Securities Trust 2011-GC5
As Issuing Entity

GS Mortgage Securities Corporation II
As Depositor

Commercial Mortgage Pass-Through Certificates
Series 2011-GC5

Goldman Sachs Mortgage Company
Citigroup Global Markets Realty Corp.
As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Goldman, Sachs & Co.	Citigroup

Co-Lead Managers and Joint Bookrunners

RBS	Wells Fargo Securities

Co-Managers

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the prospectus included as part of our registration statement (SEC File No. 333-171508) (the “Base Prospectus”) and a separate free writing prospectus to be dated September 19, 2011 (the “Free Writing Prospectus” and, collectively with the Base Prospectus, the “Free Writing Prospectus”).  The Base Prospectus and the Free Writing Prospectus contain material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the securities, under “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus).  The Base Prospectus and the Free Writing Prospectus are available upon request from Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc. or Wells Fargo Securities, LLC.  Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus.  This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth in the “Risk Factors” to each of the Base Prospectus and the Free Writing Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Free Writing Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  The information contained in this Term Sheet may not pertain to any securities that will actually be sold.  The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options).  Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only.  Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc. or Wells Fargo Securities, LLC provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NOTICE TO NEW HAMPSHIRE RESIDENTS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE UNDER CHAPTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES (“RSA 421-B”), NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE, AND NOT MISLEADING.  NEITHER ANY SUCH FACT NOR THE FACT THAT ANY EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION.  IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTIFICATE SUMMARY

OFFERED CERTIFICATES
Offered Class	Expected Ratings Fitch / Moody’s / Morningstar(1)	Initial Certificate Principal or Notional Amount(2)	Approximate Credit Support	Initial Pass-Through Rate(3)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class A-1	AAA(sf) / Aaa(sf) / AAA	$90,398,000	30.000%(5)	[ ]%	(6)	2.30	11/11 – 03/16
Class A-2	AAA(sf) / Aaa(sf) / AAA	$476,574,000	30.000%(5)	[ ]%	(6)	4.68	03/16 – 08/16
Class A-3	AAA(sf) / Aaa(sf) / AAA	$86,430,000	30.000%(5)	[ ]%	(6)	7.21	08/16 – 03/21
Class A-4	AAA(sf) / Aaa(sf) / AAA	$568,249,000	30.000%(5)	[ ]%	(6)	9.55	03/21 – 06/21

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings Fitch / Moody’s / Morningstar(1)	Initial Certificate Principal or Notional Amount(2)	Approximate Credit Support	Initial Pass-Through Rate(3)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class X-A	AAA(sf) / Aaa(sf) / AAA	$1,402,717,000(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-B	NR / Aaa(sf) / AAA	$342,498,806(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class A-S	AAA(sf) / Aaa(sf) / AAA	$181,066,000	19.625%	[ ]%	(6)	9.70	06/21 – 07/21
Class B	AA-(sf) / Aa3(sf) / AA+	$95,987,000	14.125%	[ ]%	(6)	9.74	07/21 – 07/21
Class C	A-(sf) / A3(sf) / A+	$69,808,000	10.125%	[ ]%	(6)	9.74	07/21 – 07/21
Class D	BBB-(sf) / Baa3(sf) / BBB+	$74,172,000	5.875%	[ ]%	(6)	9.74	07/21 – 07/21
Class E	BB(sf) / Ba3(sf) / BBB	$28,360,000	4.250%	[ ]%	(6)	9.74	07/21 – 07/21
Class F	B(sf) / B2(sf) / BB	$23,996,000	2.875%	[ ]%	(6)	9.75	07/21 – 08/21
Class G	NR / NR / NR	$50,175,806	0.000%	[ ]%	(6)	9.83	08/21 – 08/21
Class R(9)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class S(10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)
Ratings shown arethose of Fitch, Inc., Moody’s Investors Service, Inc. and Morningstar Credit Ratings, LLC. Certain nationally recognized statistical rating organizations that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, to rate the certificates. There can be no assurance as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Other Rating Agencies May Have Assigned Different Ratings to the Certificates, and Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded ” in the Free Writing Prospectus. Fitch, Inc. and Moody’s Investors Service, Inc. have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings and was implemented by Fitch, Inc. and Moody’s Investors Service, Inc. for ratings of structured finance products as of August 2010. For additional information about this identifier, prospective investors can go to www.fitchratings.com and www.moodys.com.

(2)	Approximate, subject to a variance of plus or minus 5%.
(3)	Approximate as of the closing date.
(4)	Assuming no prepayments and based on the Modeling Assumptions set forth under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus.
(5)	The credit support percentages set forth for the Class A-1, Class A-2, Class A-3 and Class A-4 certificates are represented in the aggregate.
(6)
For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates will each be equal to one of (i) a fixed per annum rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the rate specified in clause (ii), or (iv) the rate specified in clause (ii) less a specified percentage.

(7)
The Class X-A and Class X-B certificates will not have principal amounts and will not be entitled to receive distributions of principal. Interest will accrue on the Class X-A and Class X-B certificates at their respective pass-through rates based upon their respective notional amounts. The notional amount of the Class X-A certificates will be equal to the aggregate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-S certificates from time to time. The notional amount of the Class X-B certificates will be equal to the aggregate principal amounts of the Class B, Class C, Class D, Class E, Class F and Class G certificates from time to time.

(8)
The pass-through rate on the Class X-A certificates will generally be equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-S certificates as described in the Free Writing Prospectus. The pass-through rate on the Class X-B certificates will generally be equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class B, Class C, Class D, Class E, Class F and Class G certificates as described in the Free Writing Prospectus.

(9)
The Class R certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates represent the residual interests in two separate REMICs, as further described in the Free Writing Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

(10)
The Class S certificates will not have a principal amount, notional amount, pass-through rate, rating or rated final distribution date. The Class S certificates will only be entitled to distributions of excess interest accrued on mortgage loans with anticipated repayment dates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance	$1,745,215,807
Number of Mortgage Loans	74
Number of Mortgaged Properties	129
Average Cut-off Date Mortgage Loan Balance	$23,583,997
Weighted Average Mortgage Interest Rate	5.3833%
Weighted Average Remaining Term to Maturity (months)(2)	99
Weighted Average Remaining Amortization Term (months)(3)	347
Weighted Average Cut-off Date LTV Ratio(4)(5)	61.5%
Weighted Average Maturity Date LTV Ratio(2)(5)(6)	53.4%
Weighted Average Underwritten Debt Service Coverage Ratio(5)(7)	1.71x
Weighted Average Debt Yield on Underwritten NOI(5)(8)	11.8%
% of Mortgage Loans with Additional Debt	11.4%
% of Mortgaged Properties with Single Tenants	16.1%

(1)
The Copper Beech Portfolio mortgage loan and a related B-note (the “Companion Loan” and together with the Copper Beech Portfolio mortgage loan, the “Copper Beech Portfolio Whole Loan”) are both secured by the same mortgage instruments on the same mortgaged properties.  All information presented in this Term Sheet with respect to that mortgage loan is calculated without regard to the related Companion Loan, unless otherwise indicated. With the inclusion of the related Companion Loan, the Cut-off Date Principal Balance per Unit, the DSCR based on Underwritten NOI / NCF, the Debt Yield Based on Underwritten     NOI / NCF, the Cut-off Date LTV Ratio and the Maturity Date LTV Ratio of the Copper Beech Portfolio Whole Loan are $121,788, 1.42x / 1.37x, 9.6% / 9.3%, 74.0% and 69.0%, respectively.

(2)	Unless otherwise indicated, mortgage loans with anticipated repayment dates are considered as if they mature on the related anticipated repayment date.
(3)	Excludes mortgage loans that are interest only for the entire term.
(4)
Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value.  With respect to the mortgaged property identified as Copper Beech Portfolio – CBTC 29 San Marcos, the Cut-off Date LTV Ratio for the Copper Beech Portfolio mortgage loan was calculated using the related “as stabilized” appraised value for the CBTC 29 San Marcos property.  The Cut-off Date LTV Ratio for the Copper Beech Portfolio mortgage loan using the related “as-is” appraised value for the CBTC 29 San Marcos property is 70.1%.  With respect to the mortgaged properties identified as Rivercrest Realty Portfolio 2 – Ridgeview Plaza and Rivercrest Realty Portfolio 2 – East River Plaza, the Cut-off Date LTV Ratio for the Rivercrest Realty Portfolio 2 mortgage loan was calculated using the related “as stabilized” appraised value for the Ridgeview Plaza and East River Plaza properties.  The Cut-off Date LTV Ratio for the Rivercrest Realty Portfolio 2 mortgage loan using the related “as-is” appraised value for the Ridgeview Plaza and East River Plaza properties is 75.0%.

(5)
Unless otherwise indicated, with respect to the Lake Buena Vista Factory Stores Phase I and Lake Buena Vista Factory Stores Phase II mortgage loans, which are cross-collateralized and cross-defaulted with each other, the Cut-off Date LTV Ratio, the Maturity Date LTV Ratio, the Underwritten Debt Service Coverage Ratio, the Debt Yield on Underwritten NOI and the Debt Yield on Underwritten NCF of the mortgage loans are presented in the aggregate.

(6)
Unless otherwise indicated, the Maturity Date LTV Ratio is calculated utilizing the “as-is” appraised value.  With respect to the Hyatt Regency Boston mortgage loan, the Ashland Town Center mortgage loan, the Courtyard and Residence Inn – Franklin mortgage loan, the Hilton Suites Lexington Green mortgage loan, the Holiday Inn Express Anchorage mortgage loan, the Courtyard and Residence Inn – Southaven mortgage loan, the Southpark Office Building mortgage loan, the Embassy Suites – Tempe mortgage loan and the Hampton Inn – Colorado Springs South mortgage loan, the respective Maturity Date LTV Ratios were each calculated using the related “as stabilized” appraised value. The Maturity Date LTV Ratio using the related “as-is” appraised value for each of these mortgage loans is 58.0%, 52.3%, 64.1%, 69.3%, 53.2%, 61.0%, 52.6%, 52.0% and 60.7%.  See “Description of the Mortgage Pool – Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

(7)
Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio is calculated by taking the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties and dividing by the annual debt service for such mortgage loan, as adjusted by using the first 12 amortizing payments due instead of the actual interest-only payment, in the case of mortgage loans in a partial interest–only period.  With respect to the Trinity Square Crossed Portfolio mortgage loan the Underwritten Debt Service Coverage Ratio of 1.27x reflects a master lease at the Trinity Square Crossed Portfolio - Trinity Square Retail Center mortgaged property between the borrower and the indirect parent of the borrower for approximately 1,775 SF, which represents approximately 6.7% of the total leaseable space. The Underwritten Debt Service Coverage Ratio without taking the master lease into account is 1.22x.  See “Description of the Mortgage Pool – Certain Calculations and Definitions  in the Free Writing Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(8)	Unless otherwise indicated, the Debt Yield on Underwritten NOI is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of the mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Goldman, Sachs & Co. Citigroup Global Markets Inc.
Co-Managers:	RBS Securities Inc. Wells Fargo Securities, LLC
Depositor:	GS Mortgage Securities Corporation II
Initial Pool Balance:	$1,745,215,807
Master Servicer:	Wells Fargo Bank, National Association
Special Servicer:	Torchlight Loan Services, LLC
Trustee:	Deutsche Bank National Trust Company
Certificate Administrator:	Citibank, N.A.
Operating Advisor:	Pentalpha Surveillance LLC
Pricing:	September 2011
Closing:	October 13, 2011
Cut-off Date:	For each mortgage loan, the related due date in October 2011
Determination Date:	The 6th day of each month or next business day
Distribution Date:	The 4th business day after the Determination Date, commencing in November 2011
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Assumed Final Distribution Date:	August 2021
Rated Final Distribution Date:	August 2044
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates; $1 thereafter
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP and INTEX and are expected to be available on BLOOMBERG

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

TRANSACTION HIGHLIGHTS

■	$1,745,215,806 (Approximate) New-Issue Multi-Borrower CMBS:

—
Overview: The mortgage pool consists of 74 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date balance of $1,745,215,807 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date balance of $23,583,997 and are secured by 129 mortgaged properties located throughout 34 states

—	LTV: 61.5% weighted average Cut-off Date LTV Ratio

—	DSCR: 1.71x weighted average underwritten debt service coverage ratio

—
Underwritten NOI Debt Yield:  16.9% to Class A-1 / A-2 / A-3 / A-4, calculated, with respect to each such class of certificates, as (x) Underwritten Net Operating Income of $206,115,567, divided by (y) the aggregate certificate balance of all such classes of certificates

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4

■	Loan Structural Features:

—	Amortization: 79.1% of the mortgage loans by Initial Pool Balance have scheduled amortization:

-	75.2% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

-	3.8% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest-only period with a balloon payment due at maturity

—	Hard Lockboxes: 76.9% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—
Cash Traps: 81.7% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in net cash flow, all at levels greater than a 1.0x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

-	Real Estate Taxes: 66 mortgage loans representing 71.7% of the Initial Pool Balance

-	Insurance: 52 mortgage loans representing 52.6% of the Initial Pool Balance

-	Replacement Reserves (Including FF&E Reserves): 64 mortgage loans representing 73.3% of Initial Pool Balance

-	Tenant Improvements / Leasing Commissions: 33 mortgage loans representing 53.3% of the allocated Initial Pool Balance of office, retail, industrial and mixed use properties only

—
Predominantly Defeasance: 98.6% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period (included above is one mortgage loan, representing 2.0% of the Initial Pool balance, which permits prepayment, subject to the greater of a yield maintenance charge or 1% of the prepaid amount, in the event lender approval and/or rating agency confirmation cannot be obtained in connection with an assumption of the mortgage loan)

■	Multiple-Asset Types > 5.0% of the Total Pool:

—	Retail: 53.5% of the mortgaged properties by allocated Initial Pool Balance are retail properties (21.2% are regional malls, 10.1% are anchored retail properties, 3.5% are lifestyle centers)

—	Office: 14.7% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Multifamily: 13.5% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—	Hospitality: 13.3% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

■
Geographic Diversity:  The 129 mortgaged properties are located throughout 34 states, with only three states having greater than 10.0% of the allocated Initial Pool Balance: New York (19.0%), Texas (12.7%), Arizona (12.2%)

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller
Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Cut-off Date Principal Balance	% of Initial Pool Balance
Goldman Sachs Mortgage Company	28	53	$1,023,601,097	58.7%
Citigroup Global Markets Realty Corp.	46	76	721,614,710	41.3
Total	74	129	$1,745,215,807	100.0%

Ten Largest Mortgage Loans
Mortgage Loan Name	Cut-off Date Principal Balance	% of Initial Pool Balance	Property Type	Property Size SF / Units	Mortgage Loan Balance Per SF / Unit	UW NCF DSCR		UW NOI Debt Yield	Cut-off Date LTV Ratio
Park Place Mall	$198,914,881	11.4%	Retail	478,333	$416	1.39	x	9.5%	63.6%
1551 Broadway	180,000,000	10.3	Retail	25,600	$7,031	1.91	x	9.9%	50.0%
Copper Beech Portfolio	119,502,551	6.8	Multifamily	1,063	$112,420	1.48	x	10.4%	68.3%
Hyatt Regency Boston	94,683,253	5.4	Hospitality	498	$190,127	1.73	x	13.2%	62.7%
Parkdale Mall & Crossing	94,003,560	5.4	Retail	743,175	$126	1.49	x	12.6%	63.1%
Shoppes at Chino Hills	60,804,936	3.5	Retail	379,188	$160	1.67	x	11.8%	54.5%
Museum Square	58,400,000	3.3	Office	552,999	$106	3.59	x	19.1%	40.4%
Cole Portfolio	46,670,000	2.7	Retail	496,618	$94	2.13	x	13.4%	53.8%
Ashland Town Center	41,931,395	2.4	Retail	434,131	$97	1.76	x	12.0%	63.5%
AppleTree Business Park	37,890,537	2.2	Office	426,526	$89	1.50	x	12.3%	65.0%
Top 10 Total / Wtd. Avg.	$932,801,111	53.4%				1.76	x	11.6%	59.0%
Remaining Total / Wtd. Avg.	812,414,696	46.6				1.66	x	12.1%	64.3%
Total / Wtd. Avg.	$1,745,215,807	100.0%				1.71	x	11.8%	61.5%

Mortgage Loans with Existing Secured, Mezzanine and Other Financing
Mortgage Loan Name	Mortgage Loan Cut-off Date Principal Balance	Companion Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Other Debt Cut-off Date Balance(1)	Cut-off Date Total Debt Balance	Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV	Cut-off Date Total Debt LTV	Mortgage Loan DSCR		Total Debt DSCR
Copper Beech Portfolio	$119,502,551	$9,958,546	NA	NA	$129,461,097	5.4500%	68.3%	74.0%	1.48	x	1.37	x
Prentiss Creek Apartments	$34,331,868	NA	$4,965,324	NA	$39,297,192	5.4725%	67.1%	76.8%	1.43	x	1.28	x
Red Lion Hotel – Seattle, WA	$31,866,096	NA	$10,300,000	NA	$42,166,096	6.4080%	44.8%	59.2%	1.63	x	1.06	x
All Saints Retail Condo(2)	$13,275,000	NA	NA	$7,000,000	NA	NA	38.6%	NA	2.29	x	NA

(1)	Does not include trade payables or other debt incurred in the ordinary course.
(2)
An affiliate of the borrower has made a subordinated loan to the borrower in the amount of $7,000,000, secured by an unrecorded subordinate assignment of leases and rents.  The subordinated loan is subject to a subordination and standstill agreement in favor of the mortgage lender.  Payments under the subordinated loan are permitted only from excess cash flow from the related mortgaged property after all then-current obligations of the borrower under the mortgage loan documents have been satisfied in full.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Property Types
Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Principal Balance(1)	% of Initial Pool Balance	Wtd. Avg. Underwritten DSCR		Wtd. Avg. Cut-off Date LTV Ratio	Wtd. Avg. Underwritten NOI Debt Yield
Retail	59	$933,334,425	53.5%	1.68	x	60.2%	11.2%
Regional Mall	4	369,661,871	21.2	1.51	x	62.8%	11.0%
Single Tenant Retail	27	244,760,368	14.0	1.99	x	50.9%	10.6%
Anchored	19	176,753,464	10.1	1.67	x	65.7%	12.1%
Unanchored	7	74,055,164	4.2	1.58	x	67.6%	11.9%
Lifestyle Center	1	60,804,936	3.5	1.67	x	54.5%	11.8%
Shadow Anchored	1	7,298,622	0.4	1.51	x	74.9%	11.8%
Office	16	$257,384,135	14.7%	2.11	x	58.8%	14.0%
General Suburban	13	224,310,870	12.9	2.14	x	58.3%	14.0%
CBD	2	17,673,336	1.0	2.20	x	56.4%	13.7%
Flex	1	15,399,929	0.9	1.56	x	68.6%	13.7%
Multifamily	16	$236,337,908	13.5%	1.46	x	66.0%	10.7%
Student Housing	5	131,690,147	7.5	1.47	x	67.6%	10.3%
Garden	11	104,647,762	6.0	1.44	x	64.0%	11.2%
Hospitality	11	$232,458,037	13.3%	1.66	x	63.8%	13.0%
Full Service	4	153,179,650	8.8	1.70	x	59.7%	13.1%
Limited Service	7	79,278,387	4.5	1.57	x	71.5%	13.0%
Manufactured Housing	6	$28,620,326	1.6%	1.61	x	66.2%	12.1%
Industrial	15	$27,946,000	1.6%	1.80	x	65.5%	11.6%
Flex	14	23,110,000	1.3	1.56	x	68.3%	11.3%
Warehouse / Distribution	1	4,836,000	0.3	2.92	x	52.2%	13.3%
Self Storage	3	$11,993,668	0.7%	1.38	x	70.3%	9.5%
Mixed Use	1	$9,412,855	0.5%	1.33	x	63.6%	10.0%
Multifamily / Retail	1	9,412,855	0.5	1.33	x	63.6%	10.0%
Ground Leased Land	2	$7,728,453	0.4%	2.87	x	47.4%	13.9%
Total / Wtd. Avg.	129	$1,745,215,807	100.0%	1.71	x	61.5%	11.8%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Geographic Distribution
Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Principal Balance(1)	% of Initial Pool Balance	Aggregate Appraised Value	% of Total Appraised Value	Underwritten NOI	% of Total Underwritten NOI
New York	10	$332,226,041	19.0%	$620,510,000	21.3%	$35,776,498	17.4%
Texas	15	221,072,512	12.7	349,005,000	12.0	27,444,049	13.3
Arizona	4	213,230,050	12.2	338,750,000	11.6	20,797,043	10.1
California	4	136,622,915	7.8	291,600,000	10.0	20,640,088	10.0
Massachusetts	1	94,683,253	5.4	151,000,000	5.2	12,484,793	6.1
Virginia	7	82,867,054	4.7	122,380,000	4.2	8,943,428	4.3
Florida	6	70,898,697	4.1	117,350,000	4.0	10,030,181	4.9
Illinois	5	57,837,367	3.3	88,620,000	3.0	6,317,806	3.1
Kentucky	2	57,611,826	3.3	87,000,000	3.0	6,948,251	3.4
Pennsylvania	18	57,115,328	3.3	89,150,000	3.1	6,925,157	3.4
Georgia	5	51,534,667	3.0	85,150,000	2.9	6,060,672	2.9
Washington	2	41,027,550	2.4	84,100,000	2.9	5,064,807	2.5
West Virginia	2	39,821,244	2.3	57,480,000	2.0	4,231,951	2.1
Tennessee	4	37,155,491	2.1	51,700,000	1.8	4,737,322	2.3
North Carolina	3	31,642,564	1.8	42,490,000	1.5	3,259,109	1.6
Ohio	8	24,719,955	1.4	36,005,000	1.2	2,861,460	1.4
New Mexico	2	24,461,710	1.4	34,320,000	1.2	3,007,093	1.5
South Carolina	3	24,186,071	1.4	41,750,000	1.4	2,944,580	1.4
Michigan	7	23,542,395	1.3	37,860,000	1.3	2,921,708	1.4
Connecticut	2	23,150,667	1.3	36,700,000	1.3	2,717,869	1.3
Maryland	1	18,921,909	1.1	26,200,000	0.9	2,067,244	1.0
Alaska	1	13,645,977	0.8	20,000,000	0.7	1,829,464	0.9
Mississippi	2	13,466,094	0.8	18,900,000	0.6	1,717,641	0.8
Alabama	2	10,416,648	0.6	14,800,000	0.5	1,098,665	0.5
Colorado	1	8,428,777	0.5	11,900,000	0.4	1,038,339	0.5
Nevada	2	7,666,766	0.4	11,180,000	0.4	716,889	0.3
Arkansas	1	5,817,647	0.3	12,900,000	0.4	835,757	0.4
Oregon	1	4,971,692	0.3	8,100,000	0.3	658,466	0.3
Maine	1	4,476,625	0.3	6,000,000	0.2	496,499	0.2
Kansas	1	2,907,600	0.2	5,400,000	0.2	374,333	0.2
Missouri	2	2,799,900	0.2	5,200,000	0.2	375,228	0.2
New Jersey	2	2,423,100	0.1	4,500,000	0.2	294,025	0.1
Delaware	1	2,046,100	0.1	3,800,000	0.1	261,944	0.1
Louisiana	1	1,819,614	0.1	2,720,000	0.1	237,209	0.1
Total	129	$1,745,215,807	100.0%	$2,914,520,000	100.0%	$206,115,567	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

Distribution of Cut-off Date Principal Balance				Distribution of LTV Ratios at Cut-off Date(1)
			% of				% of
	Number		Total				Total
	of		Cut-off		Number of		Cut-off
Range of Cut-off Date	Mortgage	Cut-off Date	Date	Range of Cut-off	Mortgage		Date
Balances ($)	Loans	Balance	Balance	Date LTV (%)	Loans	Cut-off Date Balance	Balance
1,819,614 - 4,999,999	11	$41,548,209	2.40%	38.6 - 44.9	4	$113,985,740	6.50%
5,000,000 - 9,999,999	17	131,803,315	7.6	45.0 - 49.9	3	29,550,000	1.7
10,000,000 - 14,999,999	19	238,565,789	13.7	50.0 - 54.9	11	366,205,499	21
15,000,000 - 19,999,999	7	118,994,979	6.8	55.0 - 59.9	3	52,236,653	3
20,000,000 - 39,999,999	11	319,392,941	18.3	60.0 - 64.9	15	555,425,662	31.8
40,000,000 - 59,999,999	3	147,001,395	8.4	65.0 - 69.9	17	359,411,203	20.6
60,000,000 - 79,999,999	1	60,804,936	3.5	70.0 - 74.9	20	256,455,926	14.7
80,000,000 - 99,999,999	2	188,686,812	10.8	75.0 - 75.5	1	11,945,124	0.7
100,000,000 - 119,999,999	1	119,502,551	6.8	Total	74	$1,745,215,807	100.00%
120,000,000 - 198,914,881	2	378,914,881	21.7	(1) See footnotes (4) and (5) to the table entitled “Mortgage Pool Characteristics” above.
Total	74	$1,745,215,807	100.00%

Distribution of Underwritten DSCR(1)				Distribution of LTV Ratios at Maturity Date/ARD(1)
			% of				% of
			Total				Total
	Number of		Cut-off		Number of		Cut-off
Range of UW	Mortgage		Date	Range of Maturity	Mortgage		Date
DSCR (x)	Loans	Cut-off Date Balance	Balance	Date/ARD LTV (%)	Loans	Cut-off Date Balance	Balance
1.27 - 1.29	1	$16,064,681	0.90%	35.3 - 39.9	3	$34,669,514	2.00%
1.30 - 1.39	14	353,264,546	20.2	40.0 - 44.9	8	145,029,644	8.3
1.40 - 1.49	13	357,485,760	20.5	45.0 - 49.9	12	392,920,330	22.5
1.50 - 1.59	14	221,174,147	12.7	50.0 - 54.9	14	599,386,908	34.3
1.60 - 1.69	7	143,460,383	8.2	55.0 - 59.9	16	183,367,011	10.5
1.70 - 1.89	11	221,909,299	12.7	60.0 - 64.9	11	271,478,108	15.6
1.90 - 2.09	5	246,481,990	14.1	65.0 - 70.4	10	118,364,292	6.8
2.10 - 3.59	9	185,375,000	10.6	Total	74	$1,745,215,807	100.00%
Total	74	$1,745,215,807	100.00%	(1)
Maturity Date/ARD LTV Ratio is calculated on the basis of the “as stabilized” appraised value for 9 of the mortgage loans. See footnotes (2), (5) and (6) to the table entitled “Mortgage Pool Characteristics” above.

(1)	See footnotes (5) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Type(1)				Loan Purpose
			% of				% of
			Total				Total
	Number of		Cut-off		Number of		Cut-off
	Mortgage	Cut-off Date	Date		Mortgage		Date
Amortization Type	Loans	Balance	Balance	Loan Purpose	Loans	Cut-off Date Balance	Balance
Amortizing (30 Years)	48	$1,110,523,559	63.60%	Refinance	47	$1,377,759,445	78.90%
Amortizing (25 Years)	8	157,328,167	9	Acquisition	27	367,456,362	21.1
Amortizing (27 Years)	1	31,866,096	1.8	Total	74	$1,745,215,807	100.00%
Amortizing (20 Years)	1	13,512,985	0.8
Interest Only	9	318,705,000	18.3	Distribution of Mortgage Interest Rates
Interest Only, Then							% of Total Cut-off Date Balance
Amortizing (30 Years)(2)	6	66,610,000	3.8
Interest Only - ARD	1	46,670,000	2.7		Number of Mortgage Loans
Total	74	$1,745,215,807	100.00%	Range of Mortgage Interest Rates (%)
(1)	All of the mortgage loans will have balloon payments at maturity or anticipated repayment date.					Cut-off Date Balance
(2)	Original partial interest only periods are all 24 months.			4.188 - 4.499	2	$26,280,000	1.50%
				4.500 - 4.749	3	29,143,545	1.7
				4.750 - 4.999	4	144,714,077	8.3
Distribution of Lockboxes				5.000 - 5.249	12	674,680,969	38.7
			% of	5.250 - 5.499	15	300,964,984	17.2
			Total	5.500 - 5.749	13	167,472,495	9.6
	Number of		Cut-off	5.750 - 5.999	13	248,503,446	14.2
	Mortgage	Cut-off Date	Date	6.000 - 6.249	5	75,595,631	4.3
Lockbox Type	Loans	Balance	Balance	6.250 - 6.950	7	77,860,660	4.5
Hard	46	$1,342,235,558	76.90%	Total	74	$1,745,215,807	100.00%
Springing	16	270,168,167	15.5
Soft	11	113,660,949	6.5
None	1	19,151,133	1.1
Total	74	$1,745,215,807	100.00%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

Distribution of Debt Yield on Underwritten NOI(1)				Distribution of Original Amortization Terms(1)
			% of				% of
Range of			Total				Total
Debt Yields on	Number of		Cut-off	Range of Original	Number of		Cut-off
Underwritten NOI	Mortgage		Date	Amortization	Mortgage		Date
(%)	Loans	Cut-off Date Balance	Balance	Terms (months)	Loans	Cut-off Date Balance	Balance
9.1 - 9.9	10	$477,627,998	27.40%	Interest Only	10	$365,375,000	20.90%
10.0 - 10.9	13	263,684,890	15.1	240 - 300	9	170,841,151	9.8
11.0 - 11.9	11	206,059,762	11.8	301 - 360	55	1,208,999,656	69.3
12.0 - 12.9	14	332,466,822	19.1	Total	74	$1,745,215,807	100.00%
13.0 - 13.9	14	253,848,577	14.5	(1)	All of the mortgage loans will have balloon payments at maturity or anticipated repayment date.
14.0 - 14.9	9	131,983,114	7.6
15.0 - 19.1	3	79,544,644	4.6
Total	74	$1,745,215,807	100.00%	Distribution of Remaining Amortization Terms(1)
(1) See footnote (5) and (8) to the table entitled “Mortgage Pool Characteristics" above.							% of
				Range of			Total
				Remaining	Number of		Cut-off
Distribution of Debt Yield on Underwritten NCF(1)				Amortization	Mortgage		Date
			% of	Terms (months)	Loans	Cut-off Date Balance	Balance
Range of			Total	Interest Only	10	$365,375,000	20.90%
Debt Yields on	Number of		Cut-off	237 - 300	9	170,841,151	9.8
Underwritten NCF	Mortgage		Date	301 - 360	55	1,208,999,656	69.3
(%)	Loans	Cut-off Date Balance	Balance	Total	74	$1,745,215,807	100.00%
8.7 - 9.9	19	$594,471,714	34.10%	(1)	All of the mortgage loans will have balloon payments at maturity oranticipated repayment date.
10.0 - 10.9	17	353,073,500	20.2
11.0 - 11.9	15	445,330,014	25.5
12.0 - 12.9	14	201,900,122	11.6	Distribution of Prepayment Provisions
13.0 - 13.9	5	57,895,814	3.3				% of
14.0 - 17.9	4	92,544,644	5.3				Total
Total	74	$1,745,215,807	100.00%		Number of		Cut-off
(1) See footnote (5) to the table entitled “Mortgage Pool Characteristics” above.				Prepayment	Mortgage		Date
				Provision	Loans	Cut-off Date Balance	Balance
				Defeasance(1)	72	$1,721,240,807	98.60%
Mortgage Loans with Original Partial Interest-Only Periods				Defeasance or Yield
Original Partial	Number of		% of Total	Maintenance	1	13,275,000	0.8
Interest Only	Mortgage	Cut-off Date	Cut-off Date	Yield Maintenance	1	10,700,000	0.6
Period (months)	Loans	Balance	Balance	Total	74	$1,745,215,807	100.00%
24	6	$66,610,000	3.80%	(1)	One mortgage loan, representing 2.0% of the Initial Pool balance, permits prepayment, subject to the greater of a yield maintenance charge or 1% of the prepaid amount, in the event lender approval and/or rating agency confirmation cannot be obtained in connection with an assumption of the mortgage loan.

Distribution of Original Terms to Maturity/ARD(1)
			% of
			Total
Original Term to	Number of		Cut-off
Maturity/ARD	Mortgage		Date	Distribution of Escrow Types
(months)	Loans	Cut-off Date Balance	Balance				% of
60	25	$495,914,663	28.40%				Total
120	49	1,249,301,144	71.6		Number of		Cut-off
Total	74	$1,745,215,807	100.00%		Mortgage		Date
(1) See footnote (2) to the table entitled “Mortgage Pool Characteristics” above.				Escrow Type	Loans	Cut-off Date Balance	Balance
				Replacement
				Reserves(1)	64	$1,278,794,467	73.30%
Distribution of Remaining Terms to Maturity/ARD(1)				Real Estate Tax	66	$1,251,077,157	71.70%
			% of	Insurance	52	$917,389,529	52.60%
Range of			Total	TI/LC(2)	33	$658,133,524	53.30%
Remaining Terms	Number of		Cut-off	(1)	Includes mortgage loans with FF&E reserves.
to Maturity/ARD	Mortgage		Date	(2)	Percentage of total office, retail, industrial and mixed use properties only.
(months)	Loans	Cut-off Date Balance	Balance
53 - 58	25	$495,914,663	28.40%
61 - 118	49	1,249,301,144	71.6
Total	74	$1,745,215,807	100.00%
(1) See footnote (2) to the table entitled “Mortgage Pool Characteristics” above.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW

Distributions
On each distribution date, funds available for distribution from the mortgage loans, net of specified trust expenses and excess interest collected on mortgage loans with anticipated repayment dates, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.     Class A-1, A-2, A-3, A-4, X-A and X-B certificates: To interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class X-A and Class X-B certificates, pro rata, in each case in accordance with their respective interest entitlements.

2.     Class A-1, A-2, A-3 and A-4 certificates: (i) to principal on the Class A-1 certificates until their certificate principal amount is reduced to zero, all funds allocable to principal attributable to all mortgage loans, then (ii) to principal on the Class A-2 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (i) above, then (iii) to principal on the Class A-3 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (ii) above, then (iv) to principal on the Class A-4 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iii) above.  If the certificate principal amounts of each and every class of certificates other than the Class A-1,  Class A-2, Class A-3 and Class A-4 certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those certificates, funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3 and Class A-4 certificates, pro rata, based on their respective certificate principal amounts.

3.     Class A-1, A-2, A-3 and A-4 certificates: To reimburse Class A-1, Class A-2, Class A-3 and Class A-4 certificates, pro rata, for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by those classes, together with interest at their respective pass-through rates.

4.     Class A-S certificates:  (a) first, to interest on Class A-S certificates in the amount of their interest entitlement; (b) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3 and Class A-4 certificates), to principal on Class A-S certificates until their certificate principal amount is reduced to zero; and (c) next, to reimburse Class A-S certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at their respective pass-through rate.

5.     Class B certificates:  (a) first, to interest on Class B certificates in the amount of their interest entitlement; (b) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-S certificates), to principal on Class B certificates until their certificate principal amount is reduced to zero; and (c) next, to reimburse Class B certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at their respective pass-through rate.

6.     After Class A-1, Class A-2, Class A-3, Class A-4, Class A-S and Class B certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any previously unreimbursed losses to the Class C, Class D, Class E, Class F, and Class G certificates sequentially in that order in a manner analogous to the Class B certificates, until the certificate principal amount of each such class is reduced to zero.

Realized Losses
The certificate principal amounts of the Class A-1, A-2, A-3, A-4, A-S, B, C, D, E, F and G certificates (the “Sequential Pay Certificates”) will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to the applicable such class on such Distribution Date. Any such write-offs will be applied to such classes of certificates in the following order, in each case until the related certificate principal amount is reduced to zero:  first, to the Class G certificates; second, to the Class F certificates; third, to the Class E certificates; fourth, to the Class D certificates; fifth, to the Class C certificates; sixth, to the Class B certificates; seventh, to the Class A-S certificates; and, finally pro rata, to the Class A-1, Class A-2, Class A-3 and Class A-4 certificates, based on their then current respective certificate principal amounts.  The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-S certificates resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the Class B, Class C, Class D, Class E, Class F and Class G certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums and Yield Maintenance Charges
On each Distribution Date, any yield maintenance charge collected on the mortgage loans during the one-month period ending on the related Determination Date is required to be distributed to certificateholders as follows: (1) pro rata, between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-S and Class X-A certificates, and (y) the group (the “YM Group B” and collectively with the YM Group A, the “YM Groups”) of Class B, Class C, Class D and Class X-B certificates, based upon the aggregate of principal distributed to the Classes of Sequential Pay Certificates in each YM Group on such Distribution Date, and (2) as among the classes of certificates in each YM Group, in the following manner:  (A) the holders of each Class of Sequential Pay Certificates in such YM Group will be entitled to receive on each Distribution Date the portion of such yield maintenance charge in an amount equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class on such Distribution Date and whose denominator is the total amount of principal distributed to all of the Sequential Pay Certificates in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates, and (z) the aggregate portion of such yield maintenance charge allocated to such YM Group, and (B) any portion of such yield maintenance charge allocated to such YM Group, and remaining after such distributions to the applicable Sequential Pay Certificates, will be distributed to the Class X-A or Class X-B certificates, as applicable, in such YM Group.  If there is more than one class of Sequential Pay Certificates in any YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are allocable to such YM Group, the aggregate amount of such yield maintenance charges will be allocated among all such Classes of Sequential Pay Certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class E, Class F, Class G, Class R or Class S certificates.  Instead, after the certificate principal amounts or notional amount, as applicable, of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-S, Class X-A, Class B, Class C, and Class D certificates have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to mortgage loans will be distributed to holders of the Class X-B certificates.  For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Free Writing Prospectus.  See also “Certain Legal Aspects of the Mortgage Loans—Enforceability of Certain Provisions” in the Base Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-S, Class B, Class C and Class D certificates is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which the (i) mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances shall the Base Interest Fraction be greater than one.  If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction shall equal zero; provided, however, if such discount rate is greater than the mortgage loan rate, but less than the pass-through rate, the fraction will be one.

Advances
The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances and servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of P&I advances, subject to reduction in connection with any appraisal reductions that may occur.

Appraisal Reductions
An appraisal reduction generally will be created in the amount, if any, by which the principal balance of a required appraisal loan (which is a mortgage loan or whole loan with respect to which certain defaults, modifications or insolvency events have occurred as further described in the Free Writing Prospectus) plus other amounts overdue or advanced in connection with such mortgage loan or whole loan, as applicable, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to the mortgage loan or whole loan, as applicable.  As a result of calculating an appraisal reduction amount for a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the certificates (exclusive of the Class R certificates) in reverse alphabetical order of the classes (except that interest payments on the Class X-A, Class X-B, Class A-1, Class A-2, Class A-3 and Class A-4 certificates would be affected on a pari passu basis and interest payments on the Class A-S certificates will be affected before interest payments on the Class X-A, Class X-B, Class A-1, Class A-2, Class A-3 and Class A-4 certificates).  With respect to each mortgage loan that is part of a split loan structure, the appraisal reduction amount will be allocated to the related Companion Loan prior to being allocated to the related mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Appraisal Reductions (continued)
A mortgage loan or whole loan, as applicable, will cease to be a required appraisal loan when the same has ceased to be a specially serviced mortgage loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan or whole loan to be a required appraisal loan.

At any time an Appraisal is ordered with respect to a property that would result in appraisal reductions that would result in a change of the controlling class or a control change with respect to the Copper Beech Portfolio Whole Loan, certain subordinate certificateholders or the Whole Loan Directing Holder, as applicable, will have a right to request a new appraisal as described in the Free Writing Prospectus.

Age of Appraisals
Appraisals (which can be an update of a prior appraisal) are required to be no older than 9 months for purposes of determining appraisal reductions, market value, and other calculations as described in the Free Writing Prospectus.

Sale of Defaulted Loans
There will be no “Fair Market Value Option”, instead defaulted loans will be sold in a process similar to the sale process for REO property subject to the Controlling Class Representative’s right of first refusal with respect to the sale of defaulted loans.

Cleanup Call
On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Free Writing Prospectus.  Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the certificate principal amounts or notional amount, as applicable, of the Class A-1, A-2, A-3, A-4, A-S, X-A, B, C and D certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates, including the Class X-B certificates (but excluding the Class S and Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange.

Whole Loan
Solely with respect to the Copper Beech Portfolio mortgage loan which is part of the Copper Beech Portfolio Whole Loan, a split loan structure, the holder of the related Companion Loan (the “Whole Loan Directing Holder”) will have certain rights pursuant to the related intercreditor agreement until the holder of the Companion Loan is no longer the Whole Loan Directing Holder, including the right to approve or direct material servicing decisions, the right to replace the special servicer for the related whole loan, the right to cure defaults affecting the related mortgage loan and the right to purchase the related mortgage loan following a material default.

Controlling Class Representative
The “Controlling Class Representative” will be the controlling class certificateholder or representative designated by at least a majority of the voting rights of the controlling class.  The controlling class is the most subordinate class of the Class E, Class F and Class G certificates that has an aggregate certificate principal amount as reduced by principal payments, and as further reduced by realized losses (and appraisal reductions) allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates.  No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

It is anticipated that Torchlight Investors, LLC, on behalf of one or more managed funds or accounts, will be the initial Controlling Class Representative.

Control/Consultation Rights
The Controlling Class Representative will be entitled to have consultation and approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) until no class of the Class E, Class F and Class G certificates has an aggregate certificate principal amount as reduced by principal payments, and as further reduced by realized losses (and appraisal reductions) allocated to such class, that is equal to or greater than 25% of the initial certificate amount of that class of certificates  (a “Control Termination Event”).

So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a loan and will also have the right to notice and consent to certain material actions that would constitute major decisions that the servicer and the special servicer plan on taking with respect to a mortgage loan subject to the servicing standard and other restrictions as described in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Control/Consultation Rights (continued)
Following the occurrence and during the continuation of a Control Termination Event until such time no Class of the Class E, Class F and Class G certificates has an outstanding certificate principal amount, as reduced by any principal payments and realized losses, but without regard to the application of any appraisal reductions, that is equal to or greater 25% of the initial certificate principal amount of that class of certificates (a “Consultation Termination Event”), all of the rights of the Controlling Class Representative will terminate other than a right to consult with respect to the major decisions in which they previously had approval rights.  After the occurrence and during the continuation of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender.

Following the occurrence and during the continuation of a Consultation Termination Event, all rights of the Controlling Class Representative will terminate.  Also, the Controlling Class Representative will not have any rights with respect to the Copper Beech Portfolio Whole Loan for so long as the holder of the Companion Loan is the Whole Loan Directing Holder.

Servicing Standard
In all circumstances, the special servicer is obligated to act in the best interests of the certificateholders and, in the case of the Copper Beech Portfolio Whole Loan, the holder of the Companion Loan (as a collective whole as if such certificateholders and, if applicable, such holder of the Companion Loan constituted a single lender).  The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

—    for principal and interest payments on a mortgage loan or from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the note rate and (iii) the yield on the most recently issued 10-year US treasuries; and

—    for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

Termination of Special Servicer
Prior to the occurrence and continuance of a Control Termination Event the special servicer may be replaced at any time by the Controlling Class Representative.

With respect to the pool of mortgage loans (other than with respect to the Copper Beech Portfolio Whole Loan for as long as the holder of the Companion Loan is the Whole Loan Directing Holder), after the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class S and Class R certificates) may request a vote to replace the special servicer.  The subsequent vote may result in the termination and replacement of the special servicer if within 180 days of the initial request for that vote the holders of (a) at least 75% of the voting rights of the certificates (other than the Class S and Class R certificates), or (b) more than 50% of the voting rights of each class of Sequential Pay Certificates (but only those classes of Sequential Pay Certificates that, in each case, have an outstanding certificate principal amount, as reduced or notionally reduced by realized losses and appraisal reductions, equal to or greater than 25% of the initial certificate principal amount of such class, as reduced by payments of principal), vote affirmatively to so replace.

At any time after the occurrence and during the continuance of a Consultation Termination Event, if the operating advisor determines that the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of the special servicer (other than with respect to the Copper Beech Portfolio Whole Loan for as long as the holder of the Companion Loan is the Whole Loan Directing Holder) resulting in a solicitation of a certificateholder vote.  The subsequent vote may result in the termination and replacement of the special servicer if within 180 days of the initial request for that vote the holders of more than 50% of the voting rights of each class of Sequential Pay Certificates (but only those classes of Sequential Pay Certificates that have, in each such case, an outstanding certificate principal amount, as reduced or notionally reduced by realized losses and appraisal reductions, equal to or greater than 25% of the initial certificate principal amounts of such class of Certificates, as reduced by payments of principal), vote affirmatively to so replace.

In the case of the Copper Beech Portfolio Whole Loan, however, only the Whole Loan Directing Holder may terminate the special servicer, without cause, until the holder of the Companion Loan is no longer the Whole Loan Directing Holder.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Servicing Fees
Modification and Extension Fees: All fees resulting from modifications, amendments, waivers or any other changes to the terms of the mortgage loan documents, as more fully described in the Free Writing Prospectus, will be used to offset expenses on the related mortgage loan (reimburse the trust for certain expenses previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related mortgage loan but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) on the related mortgage loan that are still outstanding).  Within any given 12 month period, all such fees will be capped at 1.0% for all mortgage loans, subject to a minimum fee cap of $25,000.  All such fees received by the special servicer as compensation on the related mortgage loan will offset all future workout and liquidation fees earned on that mortgage loan for the next 12 months after receipt of the modification and/or extension fee.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on all mortgage loans and any excess will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while specially serviced loan).  To the extent any amounts reimbursed out of penalty charges are subsequently recovered on the related mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at 1.0% for all mortgage loans subject to a minimum liquidation fee of $25,000.  Workout Fees will be calculated at 1.0% after such mortgage loan becomes a corrected mortgage loan (or such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest on the related mortgage loan from the date such mortgage loan becomes a corrected mortgage loan through and including the related maturity date) for all mortgage loans.

Operating Advisor
Prior to the occurrence of a Control Termination Event, the operating advisor will have access to any final asset status report and all information available with respect to the transaction on the certificate administrator’s website but will not have any approval or consultation rights.  After a Control Termination Event, the operating advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

After the occurrence and during the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender, but not consult with respect to major decisions with respect to the Whole Loan until the Companion Loan is no longer the Whole Loan Directing Holder.

The operating advisor will be subject to termination if at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote.  The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

Deal Website
The certificate administrator will maintain a deal website including, but not limited to:
—    all special notices delivered
—    summaries of final asset status reports
—    all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates
—    an “Investor Q&A Forum” and
—    a voluntary investor registry

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTAIN DEFINITIONS

■	“ADR”: Means, for any hospitality property, average daily rate.

■
“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than 6 months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state an “as stabilized” value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property.  For purposes of calculating the Cut-off Date LTV Ratio for each mortgage loan, the “as-is” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet except with regard to three mortgaged properties: Copper Beech Portfolio – CBTC 29 San Marcos, Rivercrest Realty Portfolio 2 – Ridgeview Plaza and Rivercrest Realty Portfolio 2 – East River Plaza which use the “as stabilized” values because the assumptions as to the “as stabilized” value have been satisfied at the respective mortgaged properties. Additionally, for purposes of calculating the Maturity Date/ARD LTV Ratio for each mortgage loan, the “as-is” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet except in the case of the following nine mortgage loans which use the “as stabilized” value: the Hyatt Regency Boston mortgage loan, the Ashland Town Center mortgage loan, the Courtyard and Residence Inn – Franklin mortgage loan, the Hilton Suites Lexington Green mortgage loan, the Holiday Inn Express Anchorage mortgage loan, the Courtyard and Residence Inn – Southaven mortgage loan, the Southpark Office Building mortgage loan, the Embassy Suites – Tempe mortgage loan and the Hampton Inn – Colorado Springs South mortgage loan.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■
“Hard Lockbox”: Means, that the borrower is required to direct the tenants to pay rents directly to a lockbox account controlled by the lender.  Hospitality properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.

■
“Non-owned Anchor(s)”:  Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property and the occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Junior Anchor(s)”:  Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property and the occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Outparcel(s)”:  Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property and the space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-Reduced Certificates”:  Each class of Sequential Pay Certificates that has a certificate principal amount as may be reduced by principal payments and by appraisal reductions and realized losses allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate principal amount of that class of Sequential Pay Certificates as reduced by principal payments.

■	“Occupancy Cost”: Means, with respect to any mortgaged property, total rental revenues divided by total sales.

■
“Owned Anchor(s)”:  Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property and the leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■
“Owned Junior Anchor(s)”:  Tenants that occupy space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property and the leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Owned Occupancy”:  With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, rooms or units that are leased or rented (as applicable), solely with respect to the aggregate leased space, rooms or units therein that is owned by the related borrower.  In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur no later than 6 months after the Cut-off Date, assumptions regarding the renewal of particular leases and / or the re-leasing of certain space at the related mortgaged property, or in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space and bankrupt tenants that have not yet affirmed their lease.

■
“Owned Outparcel(s)”:  Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property and the space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Rating Agency Confirmation”:  With respect to any matter, confirmation in writing (which may be in electronic form) by Morningstar Credit Ratings, LLC, Fitch, Inc. or Moody’s Investors Service, Inc. that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates. However, such confirmation will be deemed received in certain circumstances as further described in the Free Writing Prospectus.  See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Free Writing Prospectus.

■	“RevPAR”: Means, with respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■
“Soft Lockbox”:  Means the related borrower is required to deposit or cause the property manager to deposit all rents collected into a lockbox account. Hospitality properties are considered to have a soft lockbox if credit card receivables and cash or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■
“Springing Lockbox”:  Means a lockbox that is not currently in place, but the related loan documents require the imposition of a lockbox upon the occurrence of an event of default under the loan documents or one or more specified trigger events.

■
“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, rooms or units that are leased or rented (as applicable), for the aggregate leased space, rooms or units therein, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur no later than 6 months after the Cut-off Date, assumptions regarding the renewal of particular leases and / or the re-leasing of certain space at the related mortgaged property, or in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space and bankrupt tenants that have not yet affirmed their lease.

■
“Underwritten Expenses”:  With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee.  We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■
“Underwritten Net Cash Flow (NCF)”:  With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items.  Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.  In determining rental revenue for multifamily rental, manufactured housing community and self-storage properties, the related originator either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month periods.  The Underwritten Net Cash Flow for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments, which, if ultimately proved erroneous, could cause the actual operating income for the mortgaged property to differ materially from the Underwritten Net Cash Flow set forth in this Term Sheet.

■
“Underwritten Net Operating Income (NOI)”:  With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan (or whole loan, if applicable) adjusted for specific property, tenant and market considerations.  Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.  We cannot assure you that the information provided by any borrower is accurate or that the procedures used by the applicable sponsor in determining the information presented in this Term Sheet were adequate.

■
“Underwritten Revenues”:  With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent and in certain cases contractual rent steps generally six months past the Cut-off Date, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees.  In some cases the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out.  We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PARK PLACE MALL

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PARK PLACE MALL

Park Place Mall
5870 East Broadway Boulevard
Tucson, AZ 85711
Tucson
DOWNTOWN
South Tucson
Catalina Foothills
Drexel-Alvernon
DAVIS-MONTHAN AIR FORCE BASE
TUCSON INTERNATIONAL AIRPORT
University Of Arizona
University Medical Center
Tucson Medical Center
St. Joseph's Hospital
El Con Mall
Tucson Convention Center
Reid Park Zoo
Randolph Park Golf Course
Hi Corbett Field
Himmel Park
Mansfield Park
Fort Lowell Park
Tucson Country Club
Dorado Golf Course
Palo Verde Park
Freedom Park
Quincie Douglas Park
Sam Lena Recreation Area
Tucson Electric Park
University Physicians Hospital
Southern Arizona VA Health Care System
Pima Rodeo Grounds
Rodeo Park
Sunnyside Park
Mission Manor Park
General Blanchard Golf Course
Southern Pacific Railroad
E Broadway Blvd
E Speedway Blvd
E Grant Rd
E Fort Lowell Rd
Prince Rd
E 22nd St
E Golf Links Rd
E Valencia Rd
Los Reales Rd
77
10
19
210

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PARK PLACE MALL

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Originator	GSCMC
Location (City/State)	Tucson, Arizona	Cut-off Date Principal Balance	$198,914,881
Property Type	Retail	Cut-off Date Principal Balance per SF	$415.85
Size (SF)	478,333	Percentage of Initial Pool Balance	11.4%
Total Occupancy as of 7/31/2011	96.9%	Number of Related Mortgage Loans	None
Owned Occupancy as of 7/31/2011(1)	93.1%	Type of Security	Fee Simple
Year Built / Latest Renovation	1974 / 2001	Mortgage Rate	5.1800%
Appraised Value	$313,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Underwritten Revenues	$25,065,397	Escrows(2)
Underwritten Expenses	$6,236,736
Underwritten Net Operating Income (NOI)	$18,828,662	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$18,243,317	Taxes	$0	$0
Cut-off Date LTV Ratio	63.6%	Insurance	$0	$0
LTV Ratio at Maturity	52.9%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.43x / 1.39x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.5% / 9.2%	Other(3)	$2,710,345	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$200,000,000	100.0%	Loan Payoff	$170,676,409	85.3%
Sponsor Equity Distribution	25,620,485	12.8
Reserves	2,710,345	1.4
Closing Costs	992,761	0.5
Total Sources	$200,000,000	100.0%	Total Uses	$200,000,000	100.0%

(1)
H&M (18,561 SF) has executed a lease, taken possession and is in the process of building out the space. They are expected to open and begin paying rent in October 2011.  Just Strings (782 SF) has executed a lease and began paying rent in July 2011 but has not yet opened.  Owned Occupancy excluding these tenants is 89.0%.

(2)	See “—Escrows” below.
(3)	Represents an unfunded obligation reserve. See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Park Place Mall Loan”) is evidenced by a note in the original principal amount of $200,000,000 and is secured by a first mortgage encumbering a regional mall located in Tucson, Arizona (the “Park Place Mall Property”).  The Park Place Mall Loan was originated by Goldman Sachs Commercial Mortgage Capital, L.P. and was subsequently purchased by Goldman Sachs Mortgage Company.  The Park Place Mall Loan was originated on April 11, 2011 and represents approximately 11.4% of the Initial Pool Balance.  The note evidencing the Park Place Mall Loan had an outstanding principal balance as of the Cut-off Date of $198,914,881 and has an interest rate of 5.1800% per annum.  The borrower utilized the proceeds of the Park Place Mall Loan to refinance the Park Place Mall Property.

The Park Place Mall Loan had an initial term of 120 months and has a remaining term of 115 months.  The Park Place Mall Loan requires monthly payments of interest and principal based on a 30-year amortization schedule.  The scheduled maturity date is the due date in May 2021.  Voluntary prepayment of the Park Place Mall Loan is prohibited prior to February 6, 2021.  Defeasance with direct, non-callable AAA-rated obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization closing date.

■
The Mortgaged Property.  The Park Place Mall Property is a 1,059,790 SF regional mall located in Tucson, Arizona.  The Park Place Mall Property was constructed in 1974 and was renovated in 2001. The portion of the Park Place Mall Property’s space that constitutes collateral for the Park Place Mall Loan totals approximately 478,333 SF and includes a Century Theatres, Gap, H&M, Old Navy, Ulta and Abercrombie & Fitch.  The Park Place Mall Property’s in-line space totals 268,721 SF.  As of July 31, 2011, Total Occupancy was 96.9% and Owned Occupancy was 93.1%.  For the trailing twelve month period ending June 30, 2011, comparable sales were approximately $450 per SF for in-line tenants with less than 10,000 SF who have both been in occupancy and reported sales for at least one year.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PARK PLACE MALL

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Park Place Mall Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF/Screen(2)	Occupancy Cost
Anchors
Sears	NR / NR / B+	221,457	20.9%	No	$72,557	$0.33	NA	$174	0.2%
Dillard’s	BB / B3 / BB-	200,000	18.9	No	$80,000	$0.40	NA	$224	0.2%
Macy’s	NR / Ba1 / BBB-	160,000	15.1	No	$96,000	$0.60	NA	$110	0.5%
Century Theatres	NR / NR / BB-	73,280	6.9	Yes	$1,643,977	$22.43	8/10/2021	$524,599	15.7%
Total Anchors		654,737	61.8%

Jr. Anchors
H&M(3)(4)	NR / NR / NR	18,561	1.8	Yes	$543,272	$29.27	4/16/2022	NA	NA
XXI Forever	NR / NR / NR	18,449	1.7	Yes	$867,584	$47.03	1/31/2019	$252	18.6%
Old Navy	BBB- / Baa3 / BB+	17,419	1.6	Yes	$426,940	$24.51	1/31/2021	NA	NA
Abercrombie & Fitch	NR / NR / NR	14,000	1.3	Yes	$589,889	$42.13	1/31/2018	$351	12.0%
Gap	BBB- / Baa3 / BB+	11,890	1.1	Yes	$350,461	$29.48	1/31/2020	$272	10.9%
Ulta	NR / NR / NR	10,785	1.0	Yes	$424,273	$39.34	8/31/2015	NA	NA
Total Jr. Anchors		91,104	8.6%

Occupied In-line		262,441	24.8%		$16,376,846	$62.40
Occupied Outparcel		17,201	1.6%		$657,175	$38.21
Occupied Kiosk		1,149	0.1%		$503,551	$438.25
Vacant Spaces(5)		33,158	3.1%		$0	$0.00
Total Owned SF		478,333	45.1%
Total SF		1,059,790	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales as of trailing twelve months ended June 30, 2011. However, Dillard’s, Sears and Macy’s Tenant Sales per SF represent 2010 estimates.
(3)	H&M has executed a lease, taken possession and is in the process of building out the space. They are expected to open and begin paying rent in October 2011.
(4)	H&M has the right to terminate if net sales fall below $5,985,200 ($322 psf) in the 4th full year of the lease term which commences on October 1, 2011 when H&M is expected to begin paying rent.
(5)
26,878 SF of the total vacant space is attributable to the space occupied by Borders which expects to vacate its space in December 2011 due to its Chapter 11 bankruptcy filing. We cannot assure you that the space subject to any of the Borders Group Inc. leases will be re-let in a timely manner or at all. See “Risk Factors–Performance of the Certificates Will Be Highly Dependent on the Performance of Tenants and Tenant Leases–Tenant Bankruptcy Could Result in a Rejection of the Related Lease” in the Free Writing Prospectus.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Park Place Mall Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF/Screen(3)	Occupancy Cost
Century Theatres	NR / NR / BB-	73,280	15.3%	$1,362,461	8.8%	$18.59	8/10/2021	$524,599	15.7%
H&M(4)(5)	NR / NR / NR	18,561	3.9	543,272	3.5	29.27	4/16/2022	NA	NA
Abercrombie & Fitch	NR / NR / NR	14,000	2.9	476,000	3.1	34.00	1/31/2018	$351	12.0%
Old Navy	BBB- / Baa3 / BB+	17,419	3.6	426,940	2.8	24.51	1/31/2021	NA	NA
Love Culture	NR / NR / NR	9,652	2.0	417,063	2.7	43.21	5/31/2020	$295	14.6%
American Eagle Outfitters	NR / NR / NR	4,784	1.0	359,322	2.3	75.11	1/31/2016	$530	14.2%
XXI Forever	NR / NR / NR	18,449	3.9	325,625	2.1	17.65	1/31/2019	$252	18.6%
Gap	BBB- / Baa3 / BB+	11,890	2.5	325,150	2.1	27.35	1/31/2020	$272	10.9%
Ulta	NR / NR / NR	10,785	2.3	323,550	2.1	30.00	8/31/2015	NA	NA
Banana Republic	BBB- / Baa3 / BB+	8,407	1.8	235,480	1.5	28.01	1/31/2015	$345	8.1%
Ten Largest Owned Tenants		187,227	39.1%	$4,794,863	31.0%	$25.61
Remaining Owned Tenants		257,948	53.9	10,652,668	69.0	41.30
Vacant Spaces (Owned Space)(6)		33,158	6.9	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		478,333	100.0%	$15,447,531	100.0%	$34.70

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Borrower owned space. Does not include Non-owned Anchors.
(3)	Tenant sales as of trailing twelve months ended June 30, 2011.
(4)	H&M has executed a lease, taken possession and is in the process of building out the space. They are expected to open and begin paying rent in October 2011.
(5)	H&M has the right to terminate if net sales fall below $5,985,200 ($322 psf) in the 4th full year of the lease term which commences on October 1, 2011 when H&M is expected to begin paying rent.
(6)
26,878 SF of the total vacant space is attributable to the space occupied by Borders which expects to vacate its space in December 2011 due to its Chapter 11 bankruptcy filing. We cannot assure you that the space subject to any of the Borders Group Inc. leases will be re-let in a timely manner or at all. See “Risk Factors–Performance of the Certificates Will Be Highly Dependent on the Performance of Tenants and Tenant Leases–Tenant Bankruptcy Could Result in a Rejection of the Related Lease” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PARK PLACE MALL

The following table presents general descriptions and renewal options of the major mall shop tenants at the Park Place Mall Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Description	Renewal Options
Century Theatres	Century Theaters is part of Cinemark which is headquartered in Plano, TX, Cinemark Holdings, Inc. (NYSE: CNK) has 436 theatres and 4,983 screens in the U.S. and Latin America as of June 30, 2011.	Four consecutive 5 year options. Rent determined by using the same fixed rate conversion formula under breakpoint.

H&M
H & M Hennes & Mauritz AB (operating as H&M) is a Swedish retail-clothing company, known for its clothing offerings for women, men, teenagers and children.  It has over 2,200 stores in 41 markets and as of 2011 employed around 87,000 people.
One additional 5 year period upon 180 days notice at $730,112.14 with 3% annual increases.

Abercrombie & Fitch
Abercrombie & Fitch (A&F) (NYSE: ANF) is an American retailer that focuses on casual wear for consumers ages 18 through 22 including casual sportswear apparel, including knit and woven shirts, graphic t-shirts, fleece, jeans and woven pants, shorts, sweaters, and outerwear; personal care products; and accessories for men, women and kids. It has over 300 locations in the United States.
None

Old Navy
Old Navy is a brand of The Gap, Inc. (NYSE: GPS) and has their corporate operations in San Francisco and San Bruno, California. They offer products under their own brand name which include men’s, women’s, and children’s apparel and accessories. The Gap Inc. is a global specialty retailer with 5 brands (Gap, Banana Republic, Old Navy, Piperlime and Athleta).
None

Love Culture	Founded in 2007 by Jai Rhee and Bennet Koo, Love Culture has 37 stores in 21 different states. Love Culture stores feature a selection of fashions and accessories for women.	None

American Eagle Outfitters
American Eagle operates as an apparel and accessories retailer in the United States and Canada and offers denim wear, sweaters, graphic T-shirts, fleece, outerwear, and accessories under the American Eagle Outfitters brand name targeting 10 to 25 year old men and women. American Eagle also offers clothing and accessories for kids and babies under the 77kids by American Eagle brand and little77 brand, respectively.
None

XXI Forever
Forever 21 is an American chain of clothing retailers with branches in major cities in the United States and Canada, Europe, Asia and the Middle East offering fashion and accessories for young women and men.
None

Gap
The Gap, Inc. (NYSE: GPS) is an American clothing and accessories retailer based in San Francisco, California, and founded in 1969 by Donald G. Fisher and Doris F. Fisher. The company has five primary brands: the namesake Gap banner, Banana Republic, Old Navy, Piperlime and Athleta. Gap, Inc. has approximately 134,000 employees and about 3,100 company-operated stores and about 200 franchise stores.
None

Ulta
ULTA is a large beauty retailer that provides one-stop shopping for salon products and salon services in the United States. ULTA focuses on servicing customers by combining the product breadth, value and convenience of a beauty superstore with the distinctive environment and experience of a specialty retailer. As of July 30, 2011, ULTA operated 415 stores in 42 states.
Two additional periods of 5 Years upon 120 days prior notice 1st: $355,905 and second $391,495.

Banana Republic
Banana Republic is a brand of The Gap, Inc. (NYSE: GPS). Founded in 1978, Banana Republic is characterized by elevated designs, luxurious fabrications and approachable prices. Collections include apparel, handbags, jewelry, fragrance and eyewear. The Gap Inc. is a global specialty retailer with 5 brands (Gap, Banana Republic, Old Navy, Piperlime and Athleta).
None

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PARK PLACE MALL

The following table presents certain information relating to the lease rollover schedule at the Park Place Mall Property:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2011	2,413	0.5	0.5%	128,400	0.8	53.21	4
2012	26,594	5.6	6.1%	1,393,530	9.0	52.40	20
2013	32,335	6.8	12.8%	1,507,783	9.8	46.63	17
2014	48,507	10.1	23.0%	1,336,853	8.7	27.56	13
2015	58,511	12.2	35.2%	1,948,730	12.6	33.31	16
2016	16,855	3.5	38.7%	814,717	5.3	48.34	7
2017	9,854	2.1	40.8%	497,180	3.2	50.45	6
2018	19,017	4.0	44.8%	706,591	4.6	37.16	4
2019	43,372	9.1	53.8%	1,319,215	8.5	30.42	9
2020	55,199	11.5	65.4%	2,343,335	15.2	42.45	14
2021	107,405	22.5	87.8%	2,607,900	16.9	24.28	11
2022 & Thereafter	25,113	5.3	93.1%	843,297	5.5	33.58	3
Vacant	33,158	6.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	478,333	100.0%		$15,447,531	100.0%	$34.70	124

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Borrower owned collateral space only. Does not include Non-owned Anchors (Sears, Dillard’s and Macy’s).

The following table presents certain information relating to historical leasing at the Park Place Mall Property:

Historical Leased %(1)

	2006	2007	2008	2009	2010
Owned Space	93.4%	95.9%	97.5%	98.1%	99.7%

(1)
As provided by the borrower and represents average occupancy for the year.  Occupancy includes inline, temporary tenants, outparcels, strip centers that are open, and tenants that are closed but still paying rent.

The following table presents certain information relating to the historical average annual rent PSF at the Park Place Mall Property:

Historical Average Base Rent PSF(1)

	2008	2009	2010
Base Rent PSF	$13.82	$13.64	$13.76

(1)	Base Rent PSF calculation is based on borrower provided rental figures and total occupied square footage of 1,031,208 SF (2008), 1,045,115 SF (2009) and 1,057,186 SF (2010).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PARK PLACE MALL

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Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Park Place Mall Property:

Cash Flow Analysis(1)

	2009	2010	TTM 7/31/2011	Underwritten(2)	Underwritten $ per SF
Base Rent(3)	$14,258,779	$14,543,081	$14,956,213	$15,447,531	$32.29
Overage Rent	329,857	534,064	482,755	541,730	1.13
Other Rental Revenue(4)	2,768,897	2,254,025	2,238,036	2,238,036	4.68
Gross Up Vacancy	0	0	0	1,405,164	2.94
Total Rent	$17,357,534	$17,331,170	$17,677,003	$19,632,461	$41.04
Total Reimbursables	6,604,796	7,254,084	7,154,344	6,738,954	14.09
Other Income(5)	171,738	121,645	99,145	99,145	0.21
Vacancy & Credit Loss	(127,976)	(68,764)	(145,088)	(1,405,164)	(2.94)
Effective Gross Income	$24,006,091	$24,638,134	$24,785,406	$25,065,397	$52.40

Total Operating Expenses	$5,039,924	$5,580,852	$5,692,760	$6,236,736	$13.04

Net Operating Income	$18,966,167	$19,057,282	$19,092,645	$18,828,662	$39.36
TI/LC	0	0	0	427,495	0.89
Capital Expenditures	0	0	0	157,850	0.33
Net Cash Flow	$18,966,167	$19,057,282	$19,092,645	$18,243,317	$38.14

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 7/31/2011 rent roll with rent steps through 12/31/2011.
(3)
Underwritten base rent includes tenants who pay rent based on a percentage of sales in lieu of base rent. The Underwritten base rent includes one tenant (Z Gallerie) comprising 9,668 SF that paid rent based on a percentage of sales in lieu of base rent totaling $109,570.

(4)	Other rental revenue Includes rental revenue from kiosk, temporary, specialty and other tenants.
(5)	Other income includes vending income, stroller income, construction charge income, gift card service fee income, sprinkler income and telephone income.

■	Appraisal. According to the appraisal, the Park Place Mall Property had an “as-is” appraised value of $313,000,000 as of an effective date of March 4, 2011.

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Environmental Matters.  The Phase I performed on March 23, 2011 identified required registration of two drywells located at the property with the State of Arizona with an estimated remediation cost of $20.

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Market Overview and Competition.  The Park Place Mall Property is a regional mall in Tucson, Arizona. The shopping center that most directly competes with the subject is Tucson Mall, which is also owned by General Growth Properties, Inc.  While the two centers have approximately 65 stores in common, the malls co-exist well.  As of 2010, the population within a 5-mile radius of the Park Place Mall Property was 275,099 with an average household income of $54,270.

The following table presents certain information relating to the primary competition for the Park Place Mall Property:

Competitive Set

	Park Place Mall	Tucson Mall(1)	La Encantada(1)
Distance from Subject	-	11.2 miles Northwest	11.4 miles Northwest
Property Type	Regional Mall	Super-Regional Center / Mall	Lifestyle Center
Year Built / Renovated	1974 / 2001	1982 / 2009	2003
Total GLA	1,059,790	1,290,000	239,494
Total Occupancy	97%	90%	90%
Anchors	Dillard’s, Sears, Macy’s and Century Theatres	Dillard’s, Macy’s, Sears, JC Penney and Forever 21	AJ’s Fine Foods, Crate & Barrel and Pottery Barn

(1)	Source: Appraisal.

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The Borrower.  The borrower is Park Mall L.L.C., a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Park Place Mall Loan.  The borrower of the Park Place Mall Loan is indirectly owned by General Growth Properties, Inc.  The non-

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PARK PLACE MALL

recourse carveout guarantor under the Park Place Mall Loan is GGPLP L.L.C. See “Certain Legal Aspects of the Mortgage Loans—Bankruptcy Issues—Post Petition Credit” and “—Single Purpose Entity Covenants and Substantive Consolidation” in the Base Prospectus.

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Escrows. At origination, the borrower deposited $2,710,345 into a reserve account to cover certain unfunded obligations at the Park Place Mall Property.  On each due date during the continuance of an event of default under the loan documents or a Park Place Trigger Period, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period, unless the borrower provides evidence that the required insurance is being provided under any blanket policy from GGPLP L.L.C. that has been paid in full, (ii) a tenant improvement and leasing commission reserve in the monthly amount of $33,729, subject to a maximum total escrowed amount of $404,748 and (iii) a capital expenditure reserve in the monthly amount of $13,146, subject to a maximum total escrowed amount of $157,752.  In addition, the borrower is required to establish a reserve account for the deposit of casualty or condemnation loss proceeds exceeding $10,000,000.  During the continuance of a Park Place Trigger Period or while any permitted mezzanine debt is outstanding, the loan documents require that borrower fund a reserve in the amount of budgeted operating expenses for such month.

Furthermore, during the continuance of a Park Place Trigger Period, the loan documents require that all excess amounts on deposit in the lockbox account, after the payment of debt service and the funding of required monthly escrows for budgeted operating expenses, real estate taxes, insurance, tenant improvements, leasing commissions and capital expenditures, be reserved and held as additional collateral for the Park Place Mall Loan.  However, if no event of default is continuing, the borrower may obtain disbursements from the excess amounts for payment of capital expenditures, tenant improvements, and leasing commissions to the extent funds in the reserve accounts are insufficient.

A “Park Place Trigger Period” means any period commencing as of the end of any fiscal quarter in which the net operating income (as defined in the loan agreement) of the Park Place Mall Property for the twelve-month period immediately preceding such fiscal quarter end is less than $15,197,853 and terminating as of the end of the second fiscal quarter in which the net operating income of the Park Place Mall Property for the twelve-month period immediately preceding such fiscal quarter end is greater than or equal to $15,197,853.

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Lockbox and Cash Management.  The Park Place Mall Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled lockbox account or a blocked account.  The loan documents also require that all rents and other amounts (other than de minimis amounts collected at the Park Place Mall Property not exceeding $25,000 per year, amounts collected on behalf of charities and certain multi-property, parent-level sponsorship revenue) received by the borrower or the property manager be deposited into the cash lockbox account or a blocked account within three business days after receipt.  All amounts in any blocked account are swept to the lender-controlled cash management account on a daily basis.  On each business day that no event of default under the Park Place Mall Loan is continuing and no Park Place Trigger Period is continuing, all funds in the cash management account in excess of the amount required to pay debt service and fund required reserves on the next due date will be remitted to an operating account pledged to lender but accessible by borrower.  During the continuance of a monetary event of default or certain other material events of default under the Park Place Mall Loan, the lender may apply any funds in the cash management account to amounts payable under the Park Place Mall Loan and/or toward the payment of expenses of the Park Place Mall Property, in such order of priority as the lender may determine.

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Property Management. The Park Place Mall Property is currently self-managed by the borrower.  Under the loan documents, the Park Place Mall Property must remain (i) self-managed, (ii) managed by General Growth Management, Inc. or any affiliate of General Growth Properties, Inc. or (iii) managed by a management company approved by the lender and with respect to which the lender has received Rating Agency Confirmation.  Upon the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PARK PLACE MALL

occurrence of an event of default that is continuing, a material default relating to the Park Place Mall Property by the property manager under the management provisions, the filing of a bankruptcy petition or a similar event with respect to the property manager, the lender may require borrower to replace the manager, if the property is not self-managed, or require the borrower to engage an approved property manager selected by lender.

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Release of Collateral.  The borrower may obtain the release of certain vacant, non-income producing parcels in connection with the conveyance of such parcels to one or more third parties, without the payment of a release price, subject to certain conditions set forth in the loan agreement, including among others: (i) no event of default continuing under the Park Place Mall Loan, (ii) a determination that certain REMIC requirements will be met and (iii) Rating Agency Confirmation.  The borrower may also substitute certain vacant, non-income producing parcels of land for newly acquired parcels of land readily accessible from the Park Place Mall Property, subject to certain conditions set forth in the loan agreement, including among others: (i) no event of default continuing under the Park Place Mall Loan, (ii) a determination that certain REMIC requirements will be met and (iii) Rating Agency Confirmation.  In addition to the foregoing, the borrower may acquire certain parcels of land to be added to the Park Place Mall Property, subject to certain conditions set forth in the loan agreement, including among others: (i) no event of default continuing under the Park Place Mall Loan, (ii) delivery of an endorsement to the title policy, (iii) no material adverse effect on the ability of the borrowers to perform or lender to enforce any material provision of any loan document, or the value, net operating income, use, enjoyment, operation or occupancy of the Park Place Mall Property, and (iv) delivery of substitute loan documentation and environmental reports.

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Mezzanine or Subordinate Indebtedness.  Mezzanine debt is permitted from a Qualified Institutional Lender to a direct or indirect equity owner of borrower that is secured by a pledge of direct or indirect equity interests in borrower, so long as (i) immediately after giving effect to such debt, loan-to-value (as calculated under the loan agreement) does not exceed 70%, (ii) immediately after giving effect to such debt, debt service coverage ratio (as calculated under the loan agreement) is at least 1.54x, (iii) a subordination and intercreditor agreement is received by the lender, (iv) the mezzanine debt is either coterminous with the Park Place Mall Loan or prepayable without premium or penalty from and after a date that occurs prior to the maturity date of the Park Place Mall Loan and (v) if such mezzanine debt bears a floating rate of interest, borrower obtains an interest rate cap agreement.

A “Qualified Institutional Lender” means a “Qualified Transferee” under the standard mortgage/mezzanine intercreditor agreement promulgated by the CRE Finance Counsel or another lender reasonably approved by lender, subject to the delivery of Rating Agency Confirmation.

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Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for certified and non-certified acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Park Place Mall Property, plus twelve months of business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Park Place Mall Loan as required by the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the casualty and business interruption/rental loss insurance required under the loan documents (not including the terrorism and seismic components of that insurance), and if the cost of terrorism insurance exceeds that amount, the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to that amount.  The terrorism insurance is required to contain a deductible that is no larger than $100,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Park Place Mall Property are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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1551 BROADWAY

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1551 BROADWAY

1551 Broadway
1551-1555 Broadway
New York, NY 10036
1540 Broadway
1515 Broadway
1501 Broadway
ROCKEFELLER
CENTER
THEATER
DISTRICT
TIMES SQUARE
GARMENT
DISTRICT
MIDTOWN
SOUTH
SIXTH AVENUE (AVENUE OF THE AMERICAS)
SEVENTH AVENUE
BROADWAY
EIGHTH AVENUE
FIFTH AVENUE
MADISON AVENUE
PARK AVENUE
W 54TH STREET
W 53RD STREET
W 52ND STREET
W 51ST STREET
W 50TH STREET
W 49TH STREET
W 48TH STREET
W 47TH STREET
W 46TH STREET
W 45TH STREET
W 44TH STREET
W 43RD STREET
W 42ND STREET
W 41ST STREET
W 40TH STREET
W 39TH STREET
W 38TH STREET
W 37TH STREET
W 36TH STREET
BRYANT PARK
GRAND CENTRAL TERMINAL
ST. PATRICK'S CATHEDRAL
RADIO CITY MUSIC HALL
Land Use
Office
Retail
Office & Retail
Civic & Institutional
Culture & Entertainment
Hotel & Club
Eductional
Residential High-Rise
Residential
Religious

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1551 BROADWAY

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Originator	CGMRC
Location (City/State)	New York, New York	Cut-off Date Principal Balance	$180,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$7,031.25
Size (SF)(1)	25,600	Percentage of Initial Pool Balance	10.3%
Total Occupancy as of 9/1/2011	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 9/1/2011	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	2008 / NAP	Mortgage Rate	5.1000%
Appraised Value	$360,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	0
Underwritten Revenues(2)	$19,928,318
Underwritten Expenses	$2,102,965	Escrows
Underwritten Net Operating Income (NOI)	$17,825,353	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$17,817,332	Taxes	$0	$0
Cut-off Date LTV Ratio	50.0%	Insurance	$0	$0
LTV Ratio at Maturity	50.0%	Replacement Reserves	$0	$669
DSCR Based on Underwritten NOI / NCF	1.92x / 1.91x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.9% / 9.9%	Other(3)	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$180,000,000	99.0%	Loan Payoff	$126,206,397	69.4%
Other	1,900,000	1.0	Sponsor Equity Distribution	52,092,087	28.6
Closing Costs	3,601,516	2.0

Total Sources	$181,900,000	100.0%	Total Uses	$181,900,000	100.0%

(1)	Size (SF) does not include 14,504 SF of light emitting diode (“LED”) signage space. Total SF including LED signage is 40,104 SF.
(2)	Underwritten Revenues include contractual rent steps ($2,761,241). See”—Cash Flow Analysis” below.
(3)	See “– Escrows” below.

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The Mortgage Loan.  The mortgage loan (the “1551 Broadway Loan”) is evidenced by a note in the original principal amount of $180,000,000 and is secured by a first mortgage encumbering a retail building located in New York, New York (the “1551 Broadway Property”).  The 1551 Broadway Loan was originated by Citigroup Global Markets Realty Corp.  The 1551 Broadway Loan was originated on June 7, 2011 and represents approximately 10.3% of the Initial Pool Balance.  The note evidencing the 1551 Broadway Loan has an outstanding principal balance as of the Cut-off Date of $180,000,000 and an interest rate of 5.1000% per annum.  The proceeds of the 1551 Broadway Loan were used, among other things, to refinance existing debt on the 1551 Broadway Property, pay closing costs, and return capital to the borrower.

The 1551 Broadway Loan had an initial term of 120 months and has a remaining term of 117 months.  The 1551 Broadway Loan requires payments of interest only for the entire term of the 1551 Broadway Loan.  The scheduled maturity date is the due date in July 2021.  Voluntary prepayment of the 1551 Broadway Loan is prohibited prior to May 6, 2021.  Defeasance with direct, non-callable obligations of the United States of America or other obligations which are “government securities” is permitted at any time on or after the first due date following the second anniversary of the securitization closing date.

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The Mortgaged Property.  The 1551 Broadway Property is an approximately 25,600 SF, three-story and basement, single-tenant retail building located in New York, New York. The 1551 Broadway Property also contains an LED signage tower with 14,504 rentable SF. The 1551 Broadway Property was constructed in 2008 and is located on the northwest corner of West 46th Street and Broadway in the “Bow Tie” section of Times Square in New York City. The 1551 Broadway Property is 100.0% leased to AE Outfitters Retail Co. (“American Eagle Tenant”), a wholly owned subsidiary of American Eagle Outfitters, Inc. (“American Eagle”).  American Eagle guarantees the obligations of the American Eagle Tenant under the American Eagle Lease. American Eagle is listed on the New York Stock Exchange under the ticker symbol “AEO.”

American Eagle operates as an apparel and accessories retailer in the United States and Canada. American Eagle offers denim wear, sweaters, graphic t-shirts, fleece, outerwear, and accessories under the American Eagle Outfitters brand name targeting 15 to 25 year old men and women. American Eagle also offers clothing and accessories for kids and babies under the 77kids by American Eagle brand and little77 brand, respectively. American Eagle also provides a collection of dormwear, intimates, and personal care products for girls under the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1551 BROADWAY

aerie by American Eagle brand name. As of January 29, 2011, American Eagle operated 929 American Eagle Outfitters stores, 148 aerie stand-alone stores, and nine 77kids stores. Further, American Eagle’s online business, AEO Direct, ships its products to 76 countries worldwide. American Eagle was founded in 1977 and is headquartered in Pittsburgh, Pennsylvania. American Eagle had net sales of $2.97 billion for the fiscal year ending January 29, 2011. As of January 29, 2011, American Eagle had total assets of $1.88 billion (including $668 million cash) and total liabilities of $0.53 billion (with no debt).  See “Description of the Mortgage Pool – Significant Obligors” and Annex F in the Free Writing Prospectus.

The American Eagle Lease (“American Eagle Lease”) commenced on February 16, 2009 and expires on February 29, 2024. Under the American Eagle Lease 64.8% of the rent is allocated to the retail portion of the 1551 Broadway Property and under the American Eagle Lease 35.2% of the rent is allocated to the LED sign portion of the 1551 Broadway Property. The American Eagle Lease provides for annual contractual rent increases in an amount equal to 3% of the previous year’s rent. In addition, the American Eagle Tenant has the right, at its election, to extend the term of the American Eagle Lease for three consecutive five-year renewal options at no less than 103% of the previous year’s rent. The American Eagle Tenant is responsible for payment of operating expenses including but not limited to taxes, assessments, utilities, insurance, property management fees, and repairs and maintenance. The American Eagle Tenant has no express right to terminate the lease, except in connection with certain cases of casualty or condemnation.

The following table represents certain information relating to the tenant at the 1551 Broadway Property:

Tenant Summary

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA(1)	% of Total GLA(1)	Total Rent(2)	Total Rent ($ per SF)(1)(2)
American Eagle	NR / NR / NR	25,600	100.0%	$15,913,500	$621.62

(1)	Tenant GLA does not include 14,504 SF of LED signage space. Total GLA including LED signage is 40,104 SF.
(2)
The 1551 Broadway Property is 100% triple-net Leased to American Eagle through 2024 with annual contractual rent increases in an amount equal to 3% of the previous year’s rent. In addition, American Eagle has at its election three consecutive five-year renewal options at 103% of the previous year’s rent. American Eagle is responsible for operating expenses including but not limited to taxes, assessments, utilities, insurance, property management fees, and repairs and maintenance. Total Rent is comprised of $10,306,643 for the retail space and $5,606,857 for the LED signage space. Total Rent ($ per SF) is based on Total Rent divided by Tenant GLA (retail space) not including 14,504 SF of LED signage space.

The following table presents the lease rollover schedule at the 1551 Broadway Property, based on initial lease expiration dates:

Lease Expiration Schedule

Year Ending December 31,	Expiring GLA(1)	% of GLA(1)	Cumulative % of GLA(1)	Underwritten Base Rent(2)	% of Total Underwritten Base Rent	Underwritten Base Rent $ per SF(1)(2)	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2010	0	0.0	0.0%	0	0.0	0.00	0
2011	0	0.0	0.0%	0	0.0	0.00	0
2012	0	0.0	0.0%	0	0.0	0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021 & Thereafter	25,600	100.0	100.0%	15,913,500	100.0	621.62	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	25,600	100.0%		$15,913,500	100.0%	$621.62	1

(1)	Calculated based on approximate square footage leased by the tenant. Expiring GLA and % of GLA does not include 14,504 SF of LED signage space. Total GLA including LED signage is 40,104 SF.
(2)
The 1551 Broadway Property is 100% NNN Leased to American Eagle through 2024 with annual contractual rent steps in the amount of 3% of the previous year’s rent. In addition, American Eagle has at its election three consecutive five-year renewal options at 103% of the previous year’s rent. American Eagle is responsible for operating expenses including but not limited to taxes, assessments, utilities, insurance, property management fees, and repairs and maintenance. Underwritten Base Rent is comprised of $10,306,643 for the retail space and $5,606,857 for the LED signage space. Underwritten Base Rent ($ per SF) is based on Underwritten Base Rent divided by Tenant GLA (retail space) not including 14,504 SF of LED signage space.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1551 BROADWAY

The following table presents certain information relating to historical leasing at the 1551 Broadway Property:

Historical Leased %(1)(2)

12/31/2006	12/31/2007	12/31/2008	12/31/2009	12/31/2010
NAP	NAP	NAP	100.0%	100.0%

(1)	As provided by the borrower.
(2)	The 1551 Broadway Property was constructed in 2008. American Eagle opened for business on November 19, 2009.

The following table presents certain information relating to the historical average annual rent PSF at the Park 1551 Broadway Property:

Historical Average Base Rent PSF(1)

	2008	2009(2)	2010
Base Rent PSF	NAP	$585.94	$603.52

(1)	Base Rent PSF is based on total rent divided by 25,600 SF (retail space) and does not include the 40,104 SF of LED signage.
(2)	Rent commenced on February 16, 2009.

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 1551 Broadway Property:

Cash Flow Analysis(1)

	2009	2010	Underwritten(2)	Underwritten $ per SF
Base Rent (Retail)	$8,471,711	$10,006,450	$10,306,643	$402.60
Base Rent (Signage)	4,608,646	5,443,550	5,606,857	219.02
Contractual Rent Steps	0	0	2,761,241	107.86
Gross Up Vacancy	0	0	0	0.00
Total Rent	$13,080,357	$15,450,000	$18,674,741	$729.48
Total Reimbursables	497,659	691,220	1,660,278	64.85
Other Income	2,662	8,037	0	0.00
Less Vacancy & Credit Loss	0	0	(406,700)	(15.89)
Effective Gross Income	$13,580,678	$16,149,257	$19,928,318	$778.45

Total Operating Expenses	778,000	749,343	2,102,965	82.15

Net Operating Income	$12,802,678	$15,399,914	$17,825,353	$696.30
Capital Expenditures	0	0	8,021	0.31
TI/LC	0	0	0	0.00
Net Cash Flow	$12,802,678	$15,399,914	$17,817,332	$695.99

(1)
Certain items such as interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)
The 1551 Broadway Property is 100% triple-net Leased to American Eagle through 2024 with annual contractual rent increases in an amount equal to 3% of the previous year’s rent. The tenant is responsible for operating expenses including but not limited to taxes, assessments, utilities, insurance, property management fees, and repairs and maintenance. A 2% vacancy adjustment was applied to the total rent. Non-reimbursable expenses representing a 2% management fee of $398,566 are included in Total Operating Expenses. Contractual Rent Steps are underwritten at the present value of the lease's rent steps through the ten-year loan term discounted using an 11% discount rate, which amounts to $2,761,241. Excluding the $2,761,241 of Contractual Rent Steps for American Eagle and based on a decreased vacancy of $351,476 and management fee of $344,446, the Underwritten Net Cash Flow is $15,165,436. The DSCR Based on Underwritten NCF and Debt Yield Based on Underwritten NCF excluding the Contractual Rent Steps and using the Cut-off Date Principal Balance of $180,000,000 are 1.63x and 8.4%, respectively.

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Appraisal.  According to the appraisal, the 1551 Broadway Property had an “as-is” appraised value of $360,000,000 as of an effective date of June 1, 2011.  The appraiser also provided a “go dark” appraised value of $390,000,000.

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Environmental Matters.  According to the Phase I dated May 24, 2011, there are no recommendations for further action other than that the NYSDEC UST registration for the site should be modified to reflect the current conditions that exist at the site and the removal of the 2,500 gallon No. 4 fuel oil underground storage tank in December 2007.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1551 BROADWAY

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Market Overview and Competition.  1551 Broadway is located at the northwest corner of West 46th Street and Broadway in the Times Square area of Midtown Manhattan. The Times Square neighborhood is generally defined as the area bounded by Sixth Avenue to the east, Ninth Avenue to the west, 40th Street to the south and 54th Street to the north. Per the appraisal, numerous major retail and entertainment companies have relocated to Times Square, including ABC/Disney, XXI Forever, Clear Channel Entertainment, MTV, and Oakley Sunglasses. The total New York City retail market contains approximately 70.07 million SF with a 2.2% vacancy rate. The Times Square retail submarket contains 173 buildings totaling approximately 2.94 million SF with a vacancy rate of 1.3%.

The following table presents certain information relating to some retail lease comparables provided in the appraisal for the 1551 Broadway Property:

Retail Lease Comparables(1)(2)(3)

	1551 Broadway Property (Retail)	1501 Broadway (Retail)	1515 Broadway (Retail)	1540 Broadway (Retail)	1551 Broadway Property (Signage)	1 Times Square (Signage)	2 Times Square (Signage)	1535 Broadway (Signage)
Cross Streets	Broadway between 46th and 47th	Broadway between 43rd and 44th	Broadway between 44th and 45th	Broadway between 45th and 46th	Broadway between 46th and 47th	42nd Street between 7th Ave. and Broadway	Broadway between 47th and 48th	Broadway between 45th and 46th
Tenant	American Eagle	Yankee Clubhouse	Aeropostale	Swarovski	American Eagle	Discover Card, Anheuser-Busch Corp., General Motors, Panasonic	Pontiac, Coca Cola, Samsung, HSBC, Prudential	LG Electronics
Lease Commencement	February 2009	February 2011	December 2009	December 2009	February 2009	NA	NA	NA
Total GLA	25,600	2,000	31,089	1,000	14,504	15,000	15,000	3,750
Term (years)	15	15	15	10	15	NA	NA	NA
Lease Type	Net	Gross	Gross	Gross	Net	Gross	Gross	Gross
Average Rent PSF	$403	$1,300	$354	$1,045	$387	$880	$893	$1,152
Ground Floor Rent PSF	$955	$1,300	$1,075	$1,045	NA	NA	NA	NA
Free Rent (months)	0	0	4	5	NA	NA	NA	NA
Total Adjustment	NA	10%	0%	5%	NA	NA	NA	NA

(1)	Source: Appraisal.
(2)	Certain Lease Comparables shown in the above table may be renewals. Additional information on all rent comparables can be found in the appraisal.
(3)
64.8% of the rent under the American Eagle Lease is allocated to the retail portion of the 1551 Broadway Property and 35.2% of the rent under the American Eagle Lease is allocated to the LED sign portion of the 1551 Broadway Property.

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The Borrower.  The co-borrowers are 1551 Broadway Owner LLC and 1555 Broadway Owner LLC, both of which are New York limited liability companies and single-purpose, single-asset entities.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 1551 Broadway Loan. The co-borrowers under the 1551 Broadway Loan are indirectly owned by Times Square & 34th Holding LLC, a Delaware limited liability company, the members of which are JS Times Square & 34th LLC, a New York limited liability company (90%), and Green Broadway/34 Investment LLC, a Delaware limited liability company (10%). JS Times Square & 34th LLC is 100% owned by Jeff Sutton and Green Broadway/34 Investment LLC is an affiliate of SL Green Realty Corp.  Jeff Sutton is the President and Founder of Wharton Properties, a commercial real estate company that owns and manages over 115 properties throughout the greater New York City area. SL Green Realty Corp. is a REIT focused primarily on acquiring, managing and maximizing value of Manhattan commercial properties. As of June 30, 2011, SL Green owned interests in 57 Manhattan properties totaling more than 33.6 million square feet.

■
Escrows.  On each monthly payment date, the borrower is required to fund the following reserves with respect to the 1551 Broadway Property: (i) a capital expenditure reserve in the amount of $669; (ii) at lender’s option, at any time after borrower fails to pay taxes with respect to the 1551 Broadway Property when due, a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period; and (iii) at lender’s option, if the liability or casualty insurance policies are not

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1551 BROADWAY

maintained by borrower under approved blanket or umbrella policies, an insurance reserve in an amount equal to one-twelfth of the amount that would be sufficient to pay the insurance premiums due for the renewal of the coverage afforded by the policies upon the expiration thereof.

In addition, on each monthly payment date during the continuance of an event of default or other 1551 Broadway Trigger Period, the borrower is required to deposit (i) amounts required by the lender to pay for approved operating expenses and approved extraordinary expenses with respect to the 1551 Broadway Property for the current month into an operating expense reserve account and (ii) all excess cash flow generated by the 1551 Broadway Property on deposit in the cash management account, after payment of debt service and the funding of monthly escrows for budgeted operating expenses, real estate taxes and insurance and capital expenditure reserves for each month into an excess cash flow reserve account, to be held as additional collateral for the 1551 Broadway Loan. The balance in the excess cash flow reserve account will be capped at $5,000,000 provided that the only 1551 Broadway Trigger Period that exists was caused solely as a result of the Specified Tenant failing to be in actual, physical possession of the Specified Tenant Space, failing to be open to the public for business during customary hours and/or “going dark” (a “Specified Tenant Operating Trigger Period”) and no event of default or other 1551 Broadway Trigger Period exists.

A “1551 Broadway Trigger Period” means a period (A) commencing upon the earliest of (i) an event of default (ii) the occurrence of a Specified Tenant Trigger Period, and (iii) if borrower has replaced the Specified Tenant with a replacement tenant, the debt service coverage ratio (calculated as described in the loan agreement) being less than 1.20x; and (B) expiring (w) with regard to any 1551 Broadway Trigger Period commenced in connection with an event of default, the cure (if applicable) of such event of default, (x) with regard to any 1551 Broadway Trigger Period commenced in connection with clause (ii) above, the Specified Tenant Trigger Period ceasing to exist in accordance with the terms of the loan agreement, (y) with regard to any 1551 Broadway Trigger Period commenced in connection with clause (iii) above, the debt service coverage ratio being equal to or greater than 1.20x for two (2) consecutive calendar quarters, and (z) with regard to any 1551 Broadway Trigger Period caused solely by a Specified Tenant Operating Trigger Period, the date on which the balance in the excess cash flow reserve is greater than or equal to $5,000,000. Notwithstanding the foregoing, a 1551 Broadway Trigger Period will not be deemed to expire in the event that any other 1551 Broadway Trigger Period then exists.

“Specified Lease Guarantor” means American Eagle.

“Specified Tenant” means American Eagle Tenant and any successor thereto by merger, acquisition or otherwise.

“Specified Tenant Lease” means the American Eagle Lease (including any guaranty furnished thereunder), as same may be amended, restated, extended, renewed, replaced and/or otherwise modified.

“Specified Tenant Space” means the portion of the 1551 Broadway Property leased to American Eagle Tenant under the American Eagle Lease.

“Specified Tenant Trigger Period” means a period: (A) commencing upon the first to occur of (i) the existence of a Specified Tenant Operating Trigger Period, (ii) Specified Tenant giving notice that it is terminating the Specified Tenant Lease for all or any portion of the Specified Tenant Space, (iii) any termination or cancellation of the Specified Tenant Lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or the Specified Tenant Lease failing to otherwise be in full force and effect, and (iv) any bankruptcy or similar insolvency of Specified Tenant and/or Specified Lease Guarantor; and (B) expiring upon the first to occur of lender’s receipt of evidence reasonably acceptable to lender (which evidence must include, without limitation, a duly executed estoppel certificate from Specified Tenant in form and substance required by the Specified Tenant Lease or otherwise reasonably acceptable to lender) of (1) the satisfaction of the Specified Tenant Trigger Period cure conditions set forth in the loan agreement or (2) borrower leasing the entire Specified Tenant Space to a replacement tenant in accordance with the applicable terms and conditions of the loan agreement, such lease being guaranteed by a replacement lease guarantor reasonably acceptable to lender if the net worth of the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1551 BROADWAY

applicable tenant is not sufficient considering the obligations involved, the applicable tenant under such lease being in actual, physical occupancy of, and open to the public for business in, the space demised under its lease and paying the full amount of the rent due under its lease. In the event borrower leases the 1551 Broadway Property to a replacement tenant, such tenant will be deemed to be the Specified Tenant and such lease guarantor will be deemed to be the Specified Lease Guarantor for purposes of determining whether a Specified Tenant Trigger Period has commenced.

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Lockbox and Cash Management.  The 1551 Broadway Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender controlled lockbox account. On each business day, all sums on deposit in the lockbox account will be transferred (i) provided that no event of default or 1551 Broadway Trigger Period exists, to the borrower, or (ii) if an event of default or other 1551 Broadway Trigger Period exists, to the cash management account.  On each monthly payment date, all funds on deposit in the cash management account, after payment of debt service and the funding of monthly escrows for budgeted operating expenses, real estate taxes and insurance and capital expenditure reserves, will be deposited into an excess cash flow reserve account, to be held as additional collateral for the 1551 Broadway Loan.  The balance in the excess cash flow reserve account will be capped at $5,000,000 provided that no event of default is continuing and the only 1551 Broadway Trigger Period that exists is a Specified Tenant Operating Trigger Period.  Provided that no event of default or 1551 Broadway Trigger Period exists other than a Specified Tenant Operating Trigger Period, any excess cash flow available in the cash management account after the balance in the excess cash flow reserve account is at least $5,000,000 will be transferred to the borrower.

■	Property Management. The 1551 Broadway Property is self-managed by the borrower.

■
Mezzanine or Subordinate Indebtedness.  At any time after the closing date of the 1551 Broadway Loan, provided that no event of default exists under the 1551 Broadway Loan, certain direct or indirect equity owners of borrower may incur mezzanine debt from a Qualified Lender secured by a pledge of direct or indirect equity interests in borrower, so long as, among other conditions, (i) the mezzanine lender enters into an intercreditor agreement with lender substantially in the form then customarily required in the CMBS market, (ii) all documents evidencing and/or securing such mezzanine debt are reasonably acceptable to the mortgage lender under the 1551 Broadway Loan, (iii) immediately after the closing of such mezzanine debt, the loan-to-value ratio (as calculated under the loan agreement based on the aggregate principal balance of the 1551 Broadway Loan and such mezzanine debt) does not exceed 65%, (iv) immediately after the closing of such mezzanine debt, the debt service coverage ratio (as calculated under the loan agreement) is at least 1.25x, (v) if such mezzanine debt bears a floating rate of interest, the mezzanine borrower obtains an interest rate cap agreement with a fixed strike price such that the debt service coverage ratio (as calculated under the loan agreement) is at least 1.25x and (vi) borrower delivers rating agency confirmations with respect to such mezzanine debt from each of the rating agencies.

“Qualified Lender” means a lender meeting certain requirements satisfactory to the rating agencies.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1551 BROADWAY

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Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the 1551 Broadway Property, plus eighteen (18) months of business interruption coverage in an amount equal to 100% of the projected net operating income plus fixed expenses from the 1551 Broadway Property for a period continuing until the restoration of the 1551 Broadway Property has been completed. The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $50,000. The required terrorism insurance may be included in a blanket policy, if the borrower provides evidence satisfactory to the lender that the insurance premiums for the 1551 Broadway Property are separately allocated under such blanket policy and that certain other requirements are satisfied. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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COPPER BEECH PORTFOLIO

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COPPER BEECH PORTFOLIO

CANADA
Lake Superior
Lake Michigan
Lake Huron
Lake Ontario
Lake Erie
MT
ND
MN
SD
WY
WI
MI
NY
IA
NE
PA
OH
IL
IN
CO
KS
MO
KY
WV
VA
NC
TN
OK
NM
AR
SC
GA
MS
AL
LA
TX
FL
Minneapolis
Milwaukee
Detroit
Chicago
Boston
New York
Philadelphia
Indiana 4
Pittsburgh
Baltimore
Morgantown 3
Washington DC
1 Harrisonburg
Cheyenne
Denver
Omaha
Kansas City
St. Louis
Indianapolis
Nashville
Charlotte
Memphis
Atlanta
Albuquerque
Dallas
San Marcos 2
Houston
San Antonio
New Orleans
Orlando
Tampa
Miami
Atlantic Ocean
Gulf of Mexico
MEXICO
Map © 2011 Cartifact, Inc. Los Angeles, CA · Data © TANA

Copper Beech Portfolio

1	CBTC 28 Harrisonburg	410 Copper Beech Circle	Harrisonburg, VA
2	CBTC 29 San Marcos	1701 Mill Street	San Marcos, TX
3	CBTC 26 Morgantown	200 Tupelo Drive	Morgantown, WV
4	CBTC 3 IUP	120-180 South 8th Street, 719 Philadelphia Street and 116-126 South 5th Street	Indiana, PA

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COPPER BEECH PORTFOLIO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	4	Originator	GSLP
Location (City/State)	Various	Cut-off Date Principal Balance	$119,502,551
Property Type	Multifamily	Cut-off Date Principal Balance per Unit(2)	$112,420.09
Size (Units)	1,063	Percentage of Initial Pool Balance	6.8%
Total Occupancy as of 8/4/2011	99.9%	Number of Related Mortgage Loans	None
Owned Occupancy as of 8/4/2011	99.9%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various	Mortgage Rate	5.4500%
Appraised Value(1)	$175,000,000	Original Term to Maturity (Months)	60
Original Amortization Term (Months)	360
Underwritten Revenues	$17,562,065
Underwritten Expenses	$5,076,772	Escrows
Underwritten Net Operating Income (NOI)	$12,485,293	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$12,027,632	Taxes	$50,818	$66,985
Cut-off Date LTV Ratio(2)	68.3%	Insurance	$37,406	$19,648
LTV Ratio at Maturity(2)	63.7%	Replacement Reserves	$0	$38,150
DSCR Based on Underwritten NOI / NCF(2)	1.54x / 1.48x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	10.4% / 10.1%	Other(3)	$11,363,150	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$120,000,000	92.3%	Loan Payoff	$105,462,532	81.1%
B-Note	10,000,000	7.7	Sponsor Equity Distribution	12,064,797	9.3
San Marcos Holdback	8,625,000	6.6
Survey Holdback	2,500,000	1.9
Closing Costs	1,021,297	0.8
Reserves	326,374	0.3
Total Sources	$130,000,000	100.0%	Total Uses	$130,000,000	100.0%

(1)
The “as-is” value of the San Marcos Property is $42,300,000 as of April 28, 2011 and reflects 90% completion of the proposed construction. Construction has since been completed and the property received a certificate of occupancy on June 10, 2011.  The aggregate portfolio appraised value of $175,000,000 reflects the “as stabilized” value of the San Marcos Property of $46,800,000 with an “as stabilized” date of August 28, 2011.  See “—Appraisal” below.

(2)
The Copper Beech Portfolio Loan is a senior note in the Copper Beech Portfolio Whole Loan. The Copper Beech Portfolio Loan Cut-off Date Principal Balance per Unit, the DSCR based on Underwritten NOI, the DSCR based on Underwritten NCF, the Cut-off Date LTV Ratio, the LTV Ratio at Maturity, the Debt Yield based on Underwritten NOI and the Debt Yield based on Underwritten NCF are calculated based on the Copper Beech Portfolio Loan, without regard to the related companion loan.

(3)
Includes an $8,625,000 reserve for remaining construction liabilities at the San Marcos Property, a $238,150 reserve to fund the cost of radon testing and remediation at the Harrisonburg Property as well as a $2,500,000 reserve, which was released on June 6, 2011 following the receipt of survey and final zoning reports for the IUP Property.  As of July 14, 2011, $8,434,754 has been released from the initial $8,625,000 San Marcos holdback, leaving $190,246.  See “—Escrows” below.

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The Mortgage Loan.  The mortgage loan (the “Copper Beech Portfolio Loan”) is a senior note in a whole loan (the “Copper Beech Portfolio Whole Loan”), which is evidenced by two notes and is secured by first mortgages encumbering four student housing complexes located Virginia, Texas, West Virginia and Pennsylvania (the “Copper Beech Portfolio Properties”).  The Copper Beech Portfolio Whole Loan was originated by Goldman Sachs Lending Partners, LLC and will be purchased by Goldman Sachs Mortgage Company on or prior to the securitization closing date.  The Copper Beech Portfolio Whole Loan was originated on May 27, 2011 and had an original principal balance of $130,000,000, has an outstanding principal balance as of the Cut-off Date of $129,461,097 and accrues interest at an interest rate of 5.4500% per annum.  The proceeds of the Copper Beech Portfolio Whole Loan were primarily used to refinance existing debt on the Copper Beech Portfolio Properties.  The Copper Beech Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $119,502,551 which represents approximately 6.8% of the Initial Pool Balance, and accrues interest at an interest rate of 5.4500% per annum.

The Copper Beech Portfolio Whole Loan had an initial term of 60 months and has a remaining term of 56 months.  The Copper Beech Portfolio Whole Loan requires payments of interest and principal based on a 30-year amortization schedule.  The scheduled maturity date is the due date in June 2016.  Voluntary prepayment of the Copper Beech Portfolio Whole Loan is prohibited prior to April 6, 2016.  Defeasance with direct, non-callable AAA-rated obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization closing date.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COPPER BEECH PORTFOLIO

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The Mortgaged Properties.  The Copper Beech Portfolio Properties consist of four student housing complexes with a total of 1,063 units (3,052 beds) and approximately 1,763,794 SF.  The Copper Beech Portfolio Properties making up the collateral of the Copper Beech Portfolio Loan are below:

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CBTC 28 Harrisonburg (“Harrisonburg Property”):  The Harrisonburg Property is a 414 unit (1,218 bed) student housing complex located in Harrisonburg, Virginia.  The Harrisonburg Property is comprised of 48 buildings with a total of 705,000 SF.  The Harrisonburg Property serves the campus of James Madison University which had a student population of 20,104 for the 2010 – 2011 academic year.  The Harrisonburg Property is located approximately 2.5 miles from the university campus.

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CBTC 26 Morgantown (“Morgantown Property”):  The Morgantown Property is a 335 unit (920 bed) student housing complex located in Morgantown, West Virginia.  The Morgantown Property is comprised of 31 buildings with a total of 540,800 SF.  The Morgantown Property serves the campus of West Virginia University.  For the 2010 – 2011 academic year, West Virginia University had total enrollment of 29,306 students.  The Morgantown Property is located approximately 2.5 miles from the university campus.

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CBTC 29 San Marcos (“San Marcos Property”):  The San Marcos Property is a 273 unit (840 bed) student housing complex located in San Marcos, Texas.  The San Marcos Property is comprised of 33 buildings with a total of 482,400 SF.  The San Marcos Property serves Texas State University which had a student population of 32,580 for the 2010 – 2011 academic year.  The San Marcos Property is located approximately 1 mile from the university campus.

—
CBTC 3 IUP (“IUP Property”):  The IUP Property is a 41 unit (74 bed) property located in Indiana, Pennsylvania.  The IUP Property serves the campus of Indiana University of Pennsylvania, which had a student population of 15,126 for the 2010 – 2011 academic year (August 2010 – July 2011).  The IUP Property is comprised of 3 buildings (120 – 180 South 8th Street, 719 Philadelphia Street and 116 – 126 South 5th Street) with a total of 35,594 SF.

The following table presents certain information relating to the Copper Beech Portfolio Properties:

Unit Type	# of Beds	# of Units	SF	Monthly Market Rent per Bed	Total Yearly Market Rent	Monthly Actual Rent per Bed	Total Yearly Actual Rent
IUP Property
3BR / 2.5BA	18	6	1,067	$358	$77,400	$358	$77,400
1BR / 1BA	1	1	900	710	8,520	710	8,520
2BR / 1BA	14	7	900	454	76,200	454	76,200
2BR / 1BA, Large	28	14	900	477	160,104	477	160,104
1BR / 1BA	11	11	696	684	90,300	684	90,300
1BR / 1BA, Large	2	2	868	673	16,140	673	16,140
Morgantown Property
1BR / 1BA	62	62	650	670	498,420	670	498,420
2BR / 2.5BA, A	128	64	1,300	529	813,024	529	813,024
2BR / 2.5BA, B	2	1	1,300	539	12,936	539	12,936
3BR / 3.5BA	312	104	2,000	464	1,736,676	464	1,736,676
4BR / 4.5BA	416	104	2,000	401	2,003,952	401	2,003,408
Harrisonburg Property
1BR / 1BA, A	57	57	650	698	477,180	698	477,180
1BR / 1BA, B	3	3	650	702	25,260	702	25,260
2BR / 2.5BA	120	60	1,300	509	733,440	509	733,440
3BR / 3.5BA	414	138	2,000	453	2,251,584	453	2,251,584
4BR / 4.5BA	624	156	2,000	442	3,312,672	442	3,312,672
San Marcos Property
1BR / 1BA, A	29	29	650	741	257,940	741	257,940
1BR / 1BA, B	1	1	650	735	8,820	735	8,820
2BR / 2.5BA, A	64	32	1,300	555	426,060	555	426,060
2BR / 2.5BA, B	2	1	1,300	545	13,080	545	13,080
3BR / 3.5BA	288	96	2,000	501	1,730,760	501	1,730,760
4BR / 4.5BA	456	114	2,000	485	2,654,400	485	2,654,400
Total / Wtd. Avg.	3,052	1,063	1,659	$475	$17,384,868	$475	$17,384,324

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COPPER BEECH PORTFOLIO

The following table presents certain information relating to historical leasing at the Copper Beech Portfolio Properties:

Historical and Current Leased %(1)

Property	2008 – 2009 Academic Year		2009 – 2010 Academic Year		2010 – 2011 Academic Year		2011 – 2012 Academic Year
	Units	Occupancy	Units	Occupancy	Units	Occupancy	Units	Occupancy
IUP Property	41	100.0%	41	100.0%	41	100.0%	41	100.0%
Morgantown Property	-	NAP	225	99.0%	335	99.9%	335	99.8%
Harrisonburg Property	232	100.0%	414	92.0%	414	99.8%	414	100.0%
San Marcos Property	-	NAP	-	NAP	77	100.0%	273	100.0%
Total / Wtd. Avg.	273	100.0%	680	94.8%	867	99.9%	1,063	99.9%

(1)	As provided by the borrowers.

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Condominium.  The IUP Property located in Indiana, Pennsylvania is comprised of three noncontiguous properties.  One of those buildings, comprising approximately 37,828 SF, is subject to a condominium regime, pursuant to which it was divided into 24 condominium units.  The borrower owns 20 of the 24 condominium units, together with an 83.0645% interest in the common elements.  The council of the condominium association has three members, all of which have been appointed by the borrower, and based on its present percentage ownership of the common elements, the borrower has the right to appoint all future members of the council of the condominium association.

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Copper Beech Portfolio Properties:

Cash Flow Analysis(1)

	2009	2010	TTM 6/30/2011	Underwritten	Underwritten $ per Unit
Base Rent	$6,954,335	$11,558,270	$13,234,590	$17,384,324	$16,354
Vacancy Loss	0	0	0	(869,216)	(818)
Credit Loss	0	0	0	0	0
Concessions	0	0	0	0	0
Total Rent Revenue	$6,954,335	$11,558,270	$13,234,590	$16,515,108	$15,536
Miscellaneous Revenue	574,005	944,106	1,008,833	1,046,957	985
Effective Gross Income	$7,528,340	$12,502,376	$14,243,423	$17,562,065	$16,521

Total Operating Expenses	$1,668,222	$2,820,538	$3,280,872	$5,076,772	$4,776

Net Operating Income	$5,860,118	$9,681,838	$10,962,551	$12,485,293	$11,745
Replacement Reserves	0	0	0	457,661	431
Net Cash Flow	$5,860,118	$9,681,838	$10,962,551	$12,027,632	$11,315

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

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Appraisal.  According to the appraisals, the Copper Beech Portfolio Properties had an “as-is” appraised value of $170,500,000 as of an effective date between April 28, 2011 – May 4, 2011.  The “as-is” value of the San Marcos Property is $42,300,000 as of April 28, 2011 and reflects 90% completion of the proposed construction. Construction has since been completed and the San Marcos Property received a certificate of occupancy on June 10, 2011. The aggregate portfolio appraised value of $175,000,000 reflects the “as stabilized” value of the San Marcos Property of $46,800,000 with an “as stabilized” date of August 28, 2011.

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Environmental Matters.  According to the Phase I reports, dated May 23, 2011 and May 24, 2011, there are no recommendations for further action at the San Marcos Property or the Morgantown Property.  The Phase I related to the Harrisonburg Property identified elevated levels of radon at two of the five units and recommended ongoing short term and long term testing followed by mitigation systems if necessary.  The Phase I related to the IUP Property identified asbestos containing materials in pipe insulation and vinyl floor tiles, and recommended proper

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COPPER BEECH PORTFOLIO

abatement of these materials and also recommended Operations and Maintenance (O&M) Programs for asbestos, mold and lead based paint. The borrower completed the asbestos abatement on June 20, 2011.

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The Borrowers.  The borrowers are 4 Delaware limited liability companies, each a single-purpose, single-asset entity.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Copper Beech Portfolio Whole Loan.  The borrowers of the Copper Beech Portfolio Whole Loan are indirectly owned by a group of individual investors, with the largest single investors being John R. McWhirter and Jeanette D. McWhirter.  John and Jeanette McWhirter serve as the sponsor and non-recourse carve-out guarantors for the Copper Beech Portfolio Whole Loan.  John McWhirter is the founder and Senior CEO of Copper Beech Townhome Communities.

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Escrows.  At origination, the borrowers deposited $238,150 into a reserve account to fund the cost of radon testing and remediation at the Harrisonburg Property.  In addition, the borrowers deposited $8,625,000 into another reserve account to fund outstanding construction liabilities at the San Marcos Property. The borrowers also deposited $2,500,000 into a reserve account to be released pending receipt of survey and title for the IUP Property.  The borrowers have provided survey and final zoning reports for the IUP Property and the $2,500,000 reserve was subsequently released on June 6, 2011.  As of July 14, 2011, $8,434,754 has been released from the initial $8,625,000 San Marcos holdback. On each due date, the borrowers are required to fund a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period.  Additionally, the borrowers are required to fund a capital expenditure reserve in the monthly amount of $38,150.

Furthermore, during the continuance of a Copper Beech Portfolio Trigger Period, the loan documents require that all revenues from the Copper Beech Portfolio Properties, after the payment of debt service, budgeted operating expenses and the funding of required monthly escrows for real estate taxes, insurance and capital expenditures, be reserved and held as additional collateral for the Copper Beech Portfolio Loan.

A “Copper Beech Portfolio Trigger Period” means any period commencing as of the end of any fiscal quarter in which the net operating income (as calculated under the loan agreement) of the Copper Beech Portfolio Properties for the twelve-month period immediately preceding such fiscal quarter end is less than $11,809,598 (as adjusted to account for property releases) and terminating as of the end of the second consecutive fiscal quarter in which the net operating income of the Copper Beech Portfolio Properties for the twelve-month period immediately preceding such fiscal quarter end is greater than or equal to $11,809,598 (as adjusted to account for property releases).

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Lockbox and Cash Management.  The Copper Beech Portfolio Whole Loan requires a springing lockbox, which is to be established upon the commencement of a Copper Beech Portfolio Trigger Period or the occurrence of an event of default under the Copper Beech Portfolio Whole Loan.  The borrowers’ failure to establish the lockbox in accordance with the loan documents is a recourse event that is guaranteed by John R. McWhirter and Jeanette D. McWhirter.  The loan documents require that, during the continuance of a Copper Beech Portfolio Trigger Period or an event of default under the Copper Beech Portfolio Whole Loan, all rents received by the borrowers or the property manager be deposited into a lender-controlled lockbox account or cash management account within one business day after receipt.  All amounts in the lockbox account are swept to the lender-controlled cash management account on a daily basis.  During the continuance of an event of default under the Copper Beech Portfolio Whole Loan, the lender may apply any funds in the cash management account to amounts payable under the Copper Beech Portfolio Whole Loan and/or toward the payment of expenses of the Copper Beech Portfolio Properties, in such order of priority as the lender may determine.

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Property Management. The Copper Beech Portfolio Properties are currently self-managed by the borrowers.  Under the loan documents, the Copper Beech Portfolio Properties must remain self-managed or be managed by a management company approved by the lender and with respect to which the lender has received Rating Agency Confirmation.  Upon the occurrence of an event of default while the Copper Beech Portfolio Properties are self-managed, the lender has the right to require the borrowers to cease such self-management and to

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COPPER BEECH PORTFOLIO

engage a property manager selected by lender and with respect to which the lender has received Rating Agency Confirmation. At any time that the Copper Beech Portfolio Properties are managed by a management company, upon the occurrence of an event of default, a material default under the management agreement by the property manager, the filing of a bankruptcy petition or a similar event with respect to the property manager, the lender may require borrowers to replace the manager with an approved property manager selected by lender and with respect to which the lender has received Rating Agency Confirmation.

■
Release of Collateral.  Provided no event of default is then continuing under the Copper Beech Portfolio Whole Loan, at any time on or after the first due date following the second anniversary of the securitization closing date, the borrowers may obtain the release of one or more of the Copper Beech Portfolio Properties from the liens of the loan documents, subject to the satisfaction of certain conditions set forth in the loan documents, including among others: (i) delivery of defeasance collateral sufficient to defease an amount equal to 125% of the allocated loan amount for each Copper Beech Portfolio Property being released, (ii) after giving effect to the release, the debt service coverage ratio (as calculated under the loan agreement) for the remaining Copper Beech Portfolio Properties for the twelve-month period preceding the end of the most recent fiscal quarter is no less than the greater of (a) 1.44x and (b) the debt service coverage ratio immediately prior to the release and (iii) delivery of Rating Agency Confirmation.

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Mezzanine or Subordinate Indebtedness. Goldman Sachs Lending Partners LLC (“GSLP”), the related mortgage loan seller of the Copper Beech Portfolio Loan, or an affiliate thereof, will initially hold the junior note in the Copper Beech Portfolio Whole Loan (the “Copper Beech Portfolio Companion Loan”), which Copper Beech Portfolio Companion Loan is subordinate in right of payment following a material default under the Copper Beech Portfolio Whole Loan.  The Copper Beech Portfolio Companion Loan has an outstanding principal balance as of the Cut-off Date of $9,958,546 and accrues interest at a rate of 5.4500% per annum on an actual/360 basis.  GSLP may sell or transfer the Copper Beech Portfolio Companion Loan at any time in its sole discretion.  Certain terms and conditions of the co-lender agreement between the holders of the Copper Beech Portfolio Loan and the Copper Beech Portfolio Companion Loan, including the rights of the holder of the Copper Beech Portfolio Companion Loan to approve and direct material servicing actions relating to the Copper Beech Portfolio Whole Loan, replace the special servicer with respect to the Copper Beech Portfolio Whole Loan, cure defaults under the Copper Beech Portfolio Loan and the Copper Beech Portfolio Whole Loan and purchase the Copper Beech Portfolio Loan after a material default under the Copper Beech Portfolio Whole Loan, as well as the allocation of collections on the Copper Beech Portfolio Whole Loan between such holders, are described under “Description of the Mortgage Pool—The Whole Loan—The Copper Beech Portfolio Co-Lender Agreement” in the Free Writing Prospectus.

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Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Copper Beech Portfolio Properties, plus twelve months of business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers are required to carry terrorism insurance throughout the term of the Copper Beech Portfolio Whole Loan as required by the preceding sentence, but in that event the borrowers will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the casualty and business interruption/rental loss insurance required under the loan documents (not including the terrorism, seismic and business interruption components of that insurance), and if the cost of terrorism insurance exceeds that amount, the borrowers are required to purchase the maximum amount of terrorism insurance available with funds equal to that amount.  The terrorism insurance is required to have a deductible that is not in excess of $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Copper Beech Portfolio Properties are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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HYATT REGENCY BOSTON

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HYATT REGENCY BOSTON

Hyatt Regency Boston
1 Avenue de Lafayette
Boston, MA 02111
Boston
Cambridge
Boston Harbor
Bunker Hill Community College
Massachusetts General Hospital
Commonwealth of Massachusetts Mental Health
Charles River Plaza
TD Garden
NORTH STATION/ GOVERNMENT CENTER DISTRICT
NORTH END
BEACON HILL
City Hall
Copp's Hill Burying Ground
Massachusetts State House
Granary Cementary
Orpheum Theater
FINANCIAL DISTRICT
New England Aquarium
Boston Common
Boston Opera House
Boston Public Garden
BACK BAY
CHINATOWN
Emerson College
Federal Reserve Bank of Boston
SOUTH STATION/ FORT POINT DISTRICT
BAY VILLAGE
SOUTH END DISTRICT
SOUTH BOSTON
Boston Convention and Exhibit Center
Prudential Center
Copley Place
Hynes Convention Center
Massachusetts Institute of Technology
Longfellow Bridge
Matthews Arena
Boston University Medical Campus
Map © 2011 Cartifact, Inc.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HYATT REGENCY BOSTON

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Originator	GSCMC
Location (City/State)	Boston, Massachusetts	Cut-off Date Principal Balance	$94,683,253
Property Type	Hospitality	Cut-off Date Principal Balance per Room	$190,127.01
Size (Rooms)	498	Percentage of Initial Pool Balance	5.4%
Total 12-Month Occupancy as of 7/31/2011	81.4%	Number of Related Mortgage Loans	None
Owned 12-Month Occupancy as of 7/31/2011	81.4%	Type of Security(2)	Fee Simple
Year Built / Latest Renovation	1985 / 2005	Mortgage Rate	5.0085%
Appraised Value	$151,000,000	Original Term to Maturity (Months)	60
Original Amortization Term (Months)	360
Underwritten Revenues	$37,145,743
Underwritten Expenses	$24,660,950	Escrows
Underwritten Net Operating Income (NOI)	$12,484,793
Underwritten Net Cash Flow (NCF)	$10,627,505	Upfront	Monthly
Cut-off Date LTV Ratio	62.7%	Taxes	$0	$244,687
LTV Ratio at Maturity(1)	49.5%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF	2.04x / 1.73x	FF&E	$0	$0
Debt Yield Based on Underwritten NOI / NCF	13.2% / 11.2%	Other(3)	$1,715,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$95,000,000	100.0%	Loan Payoff	$80,000,000	84.2%
Sponsor Equity Distribution	12,873,417	13.6
Reserves	1,715,000	1.8
Closing Costs	411,583	0.4
Total Sources	$95,000,000	100.0%	Total Uses	$95,000,000	100.0%

(1)
The LTV Ratio at Maturity is calculated utilizing the “as stabilized” appraised value of $177,000,000. The LTV Ratio at Maturity, calculated on the basis of the “as-is” appraised value is 58.0%. See “—Appraisal” below.

(2)	See “—Reversionary Deed Agreement” below.
(3)	Upfront other escrow represents the Hyatt PIP Reserve. See “—Escrows” below.

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The Mortgage Loan.  The mortgage loan (the “Hyatt Regency Boston Loan”) is evidenced by a note in the original principal amount of $95,000,000 and is secured by a first mortgage encumbering a 498-room hotel located in Boston, Massachusetts (the “Hyatt Regency Boston Property”).  The Hyatt Regency Boston Loan was originated by Goldman Sachs Commercial Mortgage Capital, L.P., and was subsequently purchased by Goldman Sachs Mortgage Company.  The Hyatt Regency Boston Loan was originated on June 30, 2011 and represents approximately 5.4% of the Initial Pool Balance.  The note evidencing the Hyatt Regency Boston Loan has a principal balance as of the cut-off date of $94,683,253 and an interest rate of 5.0085% per annum.  The borrower utilized a major portion of the proceeds of the Hyatt Regency Boston Loan to refinance existing debt secured in part by a lien on the Hyatt Regency Boston Property.

The Hyatt Regency Boston Loan had an initial term of 60 months and has a remaining term of 57 months.  The Hyatt Regency Boston Loan requires payments of interest and principal during the term of the loan based on a 30-year amortization schedule.  The scheduled maturity date is the due date in July 2016.  Voluntary prepayment of the Hyatt Regency Boston Loan is prohibited prior to April 6, 2016.  Defeasance with direct, non-callable AAA-rated obligations of, or are fully guaranteed by the full faith and credit of, the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization closing date.

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The Mortgaged Property.  The Hyatt Regency Boston Property is a 498-room, full service hotel located in Boston, Massachusetts which was constructed in 1985 and renovated in 2005. A more recent renovation commenced in 2010 and is scheduled to be completed during the term of the Hyatt Regency Boston Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HYATT REGENCY BOSTON

The following table presents certain information relating to the 2010 demand analysis with respect to the Hyatt Regency Boston Property based on market segmentation, as provided in the appraisal for the Hyatt Regency Boston Property:

2010 Accommodated Room Night Demand

Property	Meeting and Group	Leisure	Commercial
Hyatt Regency Boston	30%	25%	45%

Source: Appraisal.

The following table presents certain information relating to the 2010 penetration rates relating to the Hyatt Regency Boston Property and various market segments, as provided in the appraisal for the Hyatt Regency Boston Property:

2010 Penetration Rates

Property	Meeting and Group	Leisure	Commercial
Hyatt Regency Boston	108.0%	102.6%	109.6%

Source: Appraisal.

The following table presents certain information relating to historical occupancy, ADR and RevPar at the Hyatt Regency Boston Property:

	2008(1)	2009(1)	2010(1)	TTM 7/31/2011(1)
Occupancy	79.6%	82.2%	82.9%	81.4%
ADR	$200.29	$161.41	$173.77	$181.78
RevPar	$159.47	$132.70	$144.07	$148.01

(1)	As provided by the borrower.

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Operating History and Underwritten Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Hyatt Regency Boston Property:

Cash Flow Analysis

	2009	2010	TTM 7/31/2011	Underwritten	Underwritten $ per Room
Room Revenue	$24,120,299	$26,188,266	$26,903,180	$27,853,962	$55,932
Food & Beverage Revenue	8,193,046	8,378,214	8,414,367	8,491,406	17,051
Other Revenue	1,043,388	849,168	793,114	800,375	1,607
Total Revenue	$33,356,733	$35,415,648	$36,110,661	$37,145,743	$74,590

Room Expense	$6,152,626	$5,850,358	$5,826,024	$6,031,921	$12,112
Food & Beverage Expense	5,595,850	5,806,958	5,827,575	5,880,930	11,809
Other Expense	637,224	617,499	616,681	616,681	1,238
Total Departmental Expense	$12,385,700	$12,274,815	$12,270,280	$12,529,532	$25,160
Total Undistributed Expense	8,582,234	8,761,593	8,958,632	8,989,685	18,052
Total Fixed Charges	2,950,608	3,160,019	3,185,619	3,141,733	6,309
Total Operating Expenses	$23,918,542	$24,196,427	$24,414,531	$24,660,950	$49,520

Net Operating Income	$9,438,191	$11,219,221	$11,696,130	$12,484,793	$25,070
FF&E	1,308,231	1,095,790	1,283,849	1,857,287	3,729
Net Cash Flow	$8,129,960	$10,123,431	$10,412,281	$10,627,505	$21,340

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HYATT REGENCY BOSTON

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Appraisal.  According to the appraisal, the Hyatt Regency Boston Property had an “as is” appraised value of $151,000,000 as of an effective date of June 3, 2011. The Hyatt Regency Boston Property has an “as stabilized” appraised value of $177,000,000 as of an effective date of June 3, 2014 which assumes a stabilized occupancy of 82.0%.

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Environmental Matters.  The Phase I report dated June 29, 2011, recommended that a mold prevention plan be prepared to prevent future mold issues at the Hyatt Regency Boston Property as areas of water intrusion were observed in the following areas: commercial kitchen ceiling tiles (the area affected by the moisture was approximately two square feet in size, in four areas); the telephone room ceiling tiles (the area affected by the moisture was approximately one square foot in size, in three locations); and the ejector pit sidewalk vault (the concrete ceiling area affected by the moisture resulting from water penetration through City of Boston owned brick pavers was approximately ten square feet in size in five locations). Per the Phase I, the sources of moisture at the kitchen and telephone room have been addressed, and the estimated cost to replace the damaged finishes is $495 and the work can be performed as part of the property management's routine maintenance program. Per the environmental report, the water intrusion within the sewage ejector pit sidewalk vault occurs through the exterior pavement, and the brick paver pavement requires repairs to prevent additional water intrusion. Per the environmental report, the pavement is owned and maintained by the City of Boston. The environmental report recommends that the Hyatt Regency Boston Property management contact city officials to perform an inspection and provide a scope of work for repairs.

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Market Overview and Competition.  The Hyatt Regency Boston Property is located near the Financial District of Boston, Massachusetts. The Hyatt Regency Boston Property is located near various lodging demand generators including employment centers, tourist attractions, hospitals, and colleges.  The convention centers and airport also drive demand to the market.  The area is densely developed and there are high barriers to entry for competition. The immediate neighborhood has been revitalized and additional construction is occurring on the minimal amount of available land.  The Financial District has 33.1 million square feet of office space and provides commercial lodging demand, food and beverage opportunities, and demand for meeting space.

The following table presents certain information relating to the competitive set for the Hyatt Regency Boston Property:

Property	Number of Rooms	Year Built	2010 Occupancy	2010 ADR	2010 RevPAR
Hyatt Regency Boston	498	1985	83%	$173.78	$144.09
InterContinental Boston	424	2006	75%	$222.00	$166.50
W Boston	235	2009	75%	$243.00	$182.25
Renaissance Waterfront	471	2008	72%	$199.00	$143.28
Hilton Boston Financial District	362	1928	78%	$197.00	$153.66
Langham Hotel Boston	318	1981	69%	$219.00	$151.11
Omni Parker House	551	1855	82%	$173.00	$141.86

Source: Appraisal.

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The Borrower.  The borrower is CHSP Boston II LLC, a single-purpose, single-asset entity formed solely for the purpose of acquiring, holding, leasing, subleasing, operating, managing, maintaining, developing and improving the Hyatt Regency Boston Property, entering into the Hyatt Regency Boston Loan and engaging in activities related or incidental thereto.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hyatt Regency Boston Loan.  The borrower of the Hyatt Regency Boston Loan is indirectly owned by Chesapeake Lodging, L.P., the non-recourse carveout guarantor of the Hyatt Regency Boston Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HYATT REGENCY BOSTON

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Escrows.  At origination, the borrower funded an escrow reserve in the amount of $1,715,000 in respect of a property improvement plan relating to the Hyatt Regency Boston Property (as described in “—Property Improvement Plan and Capital Plan” below).  On each due date, the borrower is required to fund: (i) a tax and insurance reserve (but no reserves for insurance premiums are required so long as the Hyatt Regency Boston Property is covered by a blanket policy, and no reserves for taxes are required so long as the property manager is reserving sufficient funds for the payment of taxes and actually paying taxes on or before the date they become due and payable); and (ii) a reserve for furniture, fixtures and equipment in an amount equal to 4% of the borrower’s monthly operating income for the period prior to December 31, 2011 and in an amount equal to 5% of the borrower’s monthly operating income thereafter (but no such reserve is required to the extent that the borrower funds a reserve in the same amount pursuant to the hotel management agreement and such reserve is subject to an account control agreement in favor of lender, pursuant to which lender has the right to control the disbursement of funds from such account upon termination of the hotel management agreement).  In addition, if borrower fails to complete the work under a capital plan applicable to the Hyatt Regency Boston Property before June 30, 2013, a reserve in respect of the capital plan work (as described in “—Property Improvement Plan and Capital Plan” below) is required to be funded from excess cash that would otherwise be distributed to borrower from the cash management account, until such reserve contains the greater of (a) $1,000,000 and (b) an amount equal to $5,000,000 minus the amounts already expended by borrower in respect of the capital plan work.

Furthermore, during the continuance of a Hyatt Regency Boston Trigger Period, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service and the funding of required monthly escrows be reserved and held as additional collateral for the Hyatt Regency Boston Loan.

A “Hyatt Regency Boston Trigger Period” means any period commencing as of the end of any fiscal quarter in which the net operating income (as calculated under the loan agreement) of the Hyatt Regency Boston Property for the twelve-month period immediately preceding such fiscal quarter end is less than $8,036,012.20 and terminating as of the end of any fiscal quarter in which the net operating income of the Hyatt Regency Boston Property for the twelve-month period immediately preceding such fiscal quarter end is greater than or equal to $8,036,012.20. Additionally, a Hyatt Regency Boston Trigger Period will exist as of the date that borrower fails to complete any portion of the work under the property improvement plan applicable to the Hyatt Regency Boston Property by the deadline for such work set forth in the loan agreement until the date that the applicable portion of the work under property improvement plan has been completed.

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Lockbox and Cash Management.  All credit card receivables, all cash revenues and all other money received by borrower, the operating lessee or the property manager with respect to the Hyatt Regency Boston Property are required to be deposited into an operating account established by the property manager pursuant to the hotel management agreement and subject to an account control agreement in favor of lender, pursuant to which lender has the right to control the disbursement of funds from such account upon termination of the hotel management agreement.  Subject to the terms of the hotel management agreement, the property manager is required to pay all costs and expenses incurred in connection with the operation of the Hyatt Regency Boston Property and all other amounts required or permitted to be paid by the property manager in the performance of its duties and obligations with respect to the Hyatt Regency Boston Property (including all management fees payable to the property manager) out of operating account or the FF&E account maintained by the property manager.  All amounts required to be paid by the property manager to borrower or operating lessee under the hotel management agreement must instead be remitted to a cash management account under the control of lender.  On each business day that no event of default under the Hyatt Regency Boston Loan or Hyatt Regency Boston Trigger Period is continuing, all funds in the cash management account in excess of the amount required to pay debt service and fund required reserves on the next due date will be remitted to an account owned and controlled by borrower.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HYATT REGENCY BOSTON

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Property Management.  The Hyatt Regency Boston Property is currently managed by Hyatt Corporation, a third-party property manager, pursuant to a hotel management agreement.  Under the loan documents, the Hyatt Regency Boston Property may be managed by Hyatt Corporation or any other management company approved by lender and with respect to which Rating Agency Confirmation has been received.  During the continuance of a material default by the property manager under the hotel management agreement (after the expiration of any applicable notice and/or cure periods), or the filing of a bankruptcy petition or a similar event, lender has the right to require borrower to exercise any and all available remedies under the hotel management agreement, and if the exercise of such remedies results in the termination of the property manager, engage replacement property manager reasonably acceptable to lender.

■	Mezzanine or Subordinate Indebtedness. Not permitted

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Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as such terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Hyatt Regency Boston Property (plus twelve months of business interruption coverage).  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Hyatt Regency Boston Loan as required by the preceding sentence, but in such event the borrower will not be required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, the borrower must purchase the maximum amount of terrorism insurance available with funds equal to such amount.  In either such case, terrorism insurance shall not have a deductible in excess of $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Hyatt Regency Boston Property are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

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Reversionary Deed Agreement.  The borrower’s fee interest in the Hyatt Regency Boston Property was acquired pursuant to a deed in which title to the Hyatt Regency Boston Property automatically reverts to the City of Boston in 2079.  The borrower's fee interest  in the Hyatt Regency Boston Property covers the surface of the parcel and the air rights above it, with the subterranean rights to the parking garage beneath the Hyatt Regency Boston Property owned by the City of Boston, subject to easements to the parking garage granted to borrower.  The City of Boston has no remedy or right under the deed that could accelerate its right of reverter or otherwise cause borrower’s interest in the Hyatt Regency Boston Property to otherwise be materially decreased, encumbered, impaired, modified, transferred or terminated; nonetheless, if for any reason borrower’s interest in the Hyatt Regency Boston Property pursuant to the deed terminates prior to 2079, the City of Boston is required under the deed to take all necessary action to revert title to borrower.  Upon a foreclosure, the lender would succeed to borrower’s fee interest in the Hyatt Regency Boston Property and all of borrower rights and privileges under the deed.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HYATT REGENCY BOSTON

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Operating Lease.  An affiliate of the borrower, CHSP TRS Boston II LLC (“Operating Lessee”), leases the Hyatt Regency Boston Property from the borrower pursuant to a lease agreement dated March 18, 2010 (the “Operating Lease”), which Operating Lease is pledged to the lender as additional collateral for the Hyatt Regency Boston Loan under the mortgage. The Operating Lessee is the party to the hotel management agreement; however, amounts payable to the Operating Lessee by the property manager under the hotel management agreement are required to be deposited directly to the cash management account under the control of the lender as described in the Lockbox and Cash Management section above.  The Operating Lessee has joined in the execution of the loan agreement.  The lender may terminate the Operating Lease in its sole discretion upon a foreclosure of the Hyatt Regency Boston Property.  Pursuant to a subordination and nondisturbance agreement, following a foreclosure on the Hyatt Regency Boston Property, the property manager has agreed to recognize any subsequent owner of the Hyatt Regency Boston Property as the “owner” under the hotel management agreement.

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Property Improvement Plan and Capital Plan.  The loan documents require that borrower complete the remaining work under the property improvement plan as follows: (1) prior to January 1, 2012, renovate the presidential suite, (2) prior to April 1, 2012, (i) upgrade public area signage, (ii) renovate arrival and registration lobby, public restrooms, meeting and banquet space, and access corridor to fitness center and (3) modernize three passenger elevators prior to January 1, 2014, an additional three passenger elevators prior to January 1, 2015 and all remaining passenger elevators prior to January 1, 2016.  As described in “—Escrows” above, at origination, the borrower reserved $1,715,000 in respect of the foregoing work, except for the modernization of the elevators.  Additionally, a Hyatt Regency Boston Trigger Period will exist as of the date that the borrower fails to complete any portion of the work under the property improvement plan applicable to the Hyatt Regency Boston Property by the deadline for such work set forth in the loan agreement until the date that the applicable portion of the work under property improvement plan has been completed. In addition, the loan documents require the completion of the following capital improvements prior to July 1, 2013: (i) the replacement of the carpets, lighting and vinyl wall coverings on all guestroom floor corridors at the Hyatt Regency Boston Property and (ii) with respect to each guestroom at the Hyatt Regency Boston Property where such replacements were not made in conjunction with the property improvement plan, replacement of carpet, vinyl wall coverings, seating, beds, bedding, lighting, artwork, window treatments and pillows, in each case in accordance with the terms and conditions of the hotel management agreement (including compliance with any applicable brand-mandated standards and approval processes).  If the borrower fails to complete the work under a capital plan applicable to the Hyatt Regency Boston Property before July 1, 2013, a reserve in respect of the capital plan work will be funded from excess cash that would otherwise be distributed to borrower from the cash management account, until such reserve contains the greater of (a) $1,000,000 and (b) an amount equal to $5,000,000 minus the amounts already expended by borrower in respect of the capital plan work. The borrower and Chesapeake Lodging, L.P. have delivered a completion guaranty for the benefit of lender in respect of the work described above.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PARKDALE MALL & CROSSING

PARKDALE MALL

FOODCOURT

Dillard's

SEARS

PARKDALE CROSSING
BARNES&NOBLE
BOOKSELLERS
Office
DEPOT
PETCO
BARNES&NOBLE
BOOKSELLERS
PARKDALE MALL

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PARKDALE MALL & CROSSING

Parkdale Mall & Crossing
6155 Eastex Freeway,
Eastex Freeway & Dowlen Road
Beaumont, TX 77706
Map © 2011 Cartifact, Inc. Los Angeles, CA · Data © TANA
Beaumont
DOWNTOWN
North Park Plaza
Dowlen Towne Center
Wuthering Heights Park
Babe Zaharias Memorial Stadium
Christus Hospital
Calder Avenue Center
Phelan West Shopping Center
Beaumont Amtrak Station
Central Park
Beaumont Country Club
Neches River
Eastex Freeway
Delaware St
Calder Ave
College St
Washington Blvd
Phelan Blvd
Gladys Ave
Dowlen Rd
E Lucas Dr
96
69
287
105
10
90

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PARKDALE MALL & CROSSING

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Originator	GSCMC
Location (City/State)	Beaumont, Texas	Cut-off Date Principal Balance	$94,003,560
Property Type	Retail	Cut-off Date Principal Balance per SF	$126.49
Size (SF)	743,175	Percentage of Initial Pool Balance	5.4%
Total Occupancy as of 8/1/2011(1)	94.3%	Number of Related Mortgage Loans	None
Owned Occupancy as of 8/1/2011(1)	89.3%	Type of Security	Fee Simple
Year Built / Latest Renovation	1973, 1986, 2003 / 2006	Mortgage Rate	5.8500%
Appraised Value	$149,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	300
Underwritten Revenues	$17,980,818
Underwritten Expenses	$6,162,521	Escrows
Underwritten Net Operating Income (NOI)	$11,818,297	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$10,811,554	Taxes	$357,410	$119,137
Cut-off Date LTV Ratio	63.1%	Insurance	$116,363	$29,091
LTV Ratio at Maturity	48.5%	Replacement Reserves	$14,518	$14,518
DSCR Based on Underwritten NOI / NCF	1.63x / 1.49x	TI/LC	$48,316	$48,316
Debt Yield Based on Underwritten NOI / NCF	12.6% / 11.5%	Other(2)	$323,450	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$95,000,000	88.1%	Loan Payoff	$106,574,672	98.9%
Sponsor Equity	12,792,829	11.9	Reserves	860,056	0.8
Closing Costs	358,101	0.3

Total Sources	$107,792,829	100.0%	Total Uses	$107,792,829	100.0%

(1)
There is currently one tenant (Suncoast Motion) with a total of 2,411 SF that is currently paying rent, but has been treated as vacant due to bankruptcy status.  See “Risk Factors–Performance of the Certificates Will Be Highly Dependent on the Performance of Tenants and Tenant Leases–Tenant Bankruptcy Could Result in a Rejection of the Related Lease” in the Free Writing Prospectus.

(2)	Represents an unfunded obligation reserve relating to unpaid tenant improvements for Marble Slab Creamery and Children’s Place. See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Parkdale Mall & Crossing Loan”) is evidenced by a note in the original principal amount of $95,000,000 and is secured by a first mortgage encumbering Parkdale Mall, a regional mall and Parkdale Crossing, a strip center adjacent to Parkdale Mall located in Beaumont, Texas (the “Parkdale Mall & Crossing Property”).  The Parkdale Mall & Crossing Loan was originated by Goldman Sachs Commercial Mortgage Capital, L.P. and was subsequently purchased by Goldman Sachs Mortgage Company.  The Parkdale Mall & Crossing Loan was originated on March 3, 2011 and represents approximately 5.4% of the Initial Pool Balance.  The note evidencing the Parkdale Mall & Crossing Loan had an outstanding principal balance as of the Cut-off Date of $94,003,560 and has an interest rate of 5.8500% per annum on a 30/360 basis.  The borrower utilized the proceeds of the Parkdale Mall & Crossing Loan to refinance existing debt on the Parkdale Mall & Crossing Property.

The Parkdale Mall & Crossing Loan had an initial term of 120 months and has a remaining term of 113 months.  The Parkdale Mall & Crossing Loan requires payments of principal and interest in an amount sufficient to fully amortize the Parkdale Mall & Crossing Loan over a 25-year amortization schedule.  The scheduled maturity date is the due date in March 2021.  Voluntary prepayment of the Parkdale Mall & Crossing Loan is prohibited prior to December 6, 2020.  Defeasance with direct, non-callable AAA-rated obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization closing date.

■
The Mortgaged Property.  The Parkdale Mall & Crossing Property is an approximately 1,410,274 SF retail center located in Beaumont, Texas. The Parkdale Mall & Crossing Property was constructed between 1973 and 2003 and was renovated in 2006. The portion of the Parkdale Mall & Crossing Property’s space that constitutes collateral for the Parkdale Mall & Crossing Loan totals approximately 743,175 SF and includes nationally recognized tenants including Old Navy, Barnes & Noble, Office Depot, GameStop, American Eagle Outfitters and Victoria’s Secret. The Parkdale Mall & Crossing Property’s in-line space totals approximately 331,502 SF.  As of August 1, 2011, Total Occupancy was 94.3% and Owned Occupancy was 89.3%.  For the trailing twelve month period ending June 30, 2011, comparable sales were $320 per SF for in-line tenants with less than 10,000 SF who have both been in occupancy and reported sales for at least one year at the Parkdale Mall property only.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PARKDALE MALL & CROSSING

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Parkdale Mall & Crossing Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF / Screen(3)	Occupancy Cost
Anchors
Dillard’s(4)	BB / B3 / BB-	203,000	14.4%	No	$9,600	$0.05	NA	$123	0.0%
Macy’s(4)	NR / Ba1 / BBB-	171,267	12.1	No	$60,749	$0.35	NA	$62	0.6%
JC Penney(4)	BBB- / NR / BB+	169,100	12.0	No	$30,807	$0.18	NA	$125	0.1%
Sears(4)	NR / NR / B+	115,732	8.2	No	$6,500	$0.06	NA	$113	0.0%
Hollywood Theaters	NR / NR / NR	43,936	3.1	Yes	$350,315	$7.97	12/31/2022	$293,019	10.0%
Beall's	NR / NR / NR	40,000	2.8	Yes	$549,200	$13.73	7/31/2023	$66	20.9%
Hadley's Furniture	NR / NR / NR	33,120	2.3	Yes	$264,767	$7.99	9/30/2017	NA	NA
Kaplan Career Institute	NR / NR / NR	30,294	2.1	Yes	$401,731	$13.26	11/30/2019	NA	NA
Marshalls(5)	NR / A3 / A	30,284	2.1	Yes	$248,910	$8.22	11/29/2012	$182	4.5%
Total Anchors		836,733	59.3%

Jr. Anchors
Ashley Furniture	NR / NR / NR	26,439	1.9%	Yes	$252,958	$9.57	1/31/2017	$125	7.6%
Barnes & Noble	NR / NR / NR	24,500	1.7	Yes	$455,419	$18.59	10/31/2012	NA	NA
XXI Forever(6)	NR / NR / NR	23,999	1.7	Yes	$611,155	$25.47	1/31/2019	$127	20.1%
Books-A-Million	NR / NR / NR	23,538	1.7	Yes	$237,734	$10.10	1/31/2013	$82	12.3%
Office Depot	NR / Caa1 / B-	18,000	1.3	Yes	$296,576	$16.48	12/31/2017	NA	NA
Petco	NR / NR / B	13,500	1.0	Yes	$268,725	$19.91	6/30/2013	NA	NA
Old Navy	BBB- / Baa3 / BB+	12,412	0.9	Yes	$211,004	$17.00	9/30/2015	$324	5.3%
Ulta	NR / NR / NR	10,310	0.7	Yes	$206,200	$20.00	10/31/2020	NA	NA
Total Jr. Anchors		152,698	10.8%

Occupied In-line		283,701	20.1%	Yes	$9,013,535	$31.77
Other / Storage		46	0.0%	Yes	$91,618	$1,991.70
Owned Outparcels		49,272	3.5%	Yes	$494,608	$10.04
Non-Owned Outparcels		8,000	0.6%	No	$3,000	$0.38
Vacant Spaces(7)		79,824	5.7%	Yes	$0	$0.00
Total Owned SF		743,175	52.7%
Total SF	1,410,274		100.0%

(1)	Certain credit ratings are those of the parent company regardless of whether or not the parent guarantees the lease.
(2)	Calculated based on approximate square footage occupied by each Owned Tenant.
(3)	Sales as of 6/30/2011 unless otherwise noted.
(4)	Non-owned Anchor sales are for the 12 months ended 12/31/2010 and are estimated by the borrower.
(5)	Marshalls’ Sales are as of 12/31/2010.
(6)	XXI Forever has the right to terminate if sales fall below $3,000,000 from the 73rd full calendar month through the 84th full calendar month based on a lease commencement date of 1/1/2009.
(7)	31,260 SF of the total vacant space is attributable to the space previously occupied by Steve and Barry’s which vacated after bankruptcy in December 2008.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PARKDALE MALL & CROSSING

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Parkdale Mall & Crossing Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost
XXI Forever	NR / NR / NR	23,999	3.2%	$611,155	5.7%	$25.47	1/31/2019	$127	20.1%
Beall's	NR / NR / NR	40,000	5.4	549,200	5.1	13.73	7/31/2023	$66	20.9%
Kaplan Career Institute	NR / NR / NR	30,294	4.1	398,701	3.7	13.16	11/30/2019	NA	NA
Barnes & Noble	NR / NR / NR	24,500	3.3	330,750	3.1	13.50	10/31/2012	NA	NA
Ashley Furniture	NR / NR / NR	26,439	3.6	252,958	2.4	9.57	1/31/2017	$125	7.6%
Books-A-Million	NR / NR / NR	23,538	3.2	237,734	2.2	10.10	1/31/2013	$82	12.3%
Office Depot	NR / Caa1 / B-	18,000	2.4	216,000	2.0	12.00	12/31/2017	NA	NA
Ulta	NR / NR / NR	10,310	1.4	206,200	1.9	20.00	10/31/2020	NA	NA
Petco	NR / NR / B	13,500	1.8	199,149	1.9	14.75	6/30/2013	NA	NA
Old Navy	BBB- / Baa3 / BB+	12,412	1.7	186,180	1.7	15.00	9/30/2015	$324	5.3%
Ten Largest Owned Tenants		222,992	30.0%	$3,188,027	29.7%	$14.30
Remaining Owned Tenants		440,359	59.3	7,549,182	70.3	17.14
Vacant Spaces (Owned Space)(3)		79,824	10.7	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		743,175	100.0%	$10,737,209	100.0%	$16.19

(1)	Borrower owned collateral space only. Does not include Non-owned Anchors (Dillard’s, JC Penney, Macy’s and Sears) or Non-owned Outparcels (Discount Tire and Applebee’s).
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	31,260 SF of the total vacant space is attributable to the space previously occupied by Steve and Barry’s which vacated after bankruptcy in December 2008.

The following table presents certain information relating to the lease rollover schedule at the Parkdale Mall & Crossing Property:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	36,139	4.9%	4.9%	$64,800	0.6%	$1.79	16
2011	8,300	1.1	6.0%	100,111	0.9	12.06	3
2012	116,497	15.7	21.7%	2,160,970	20.1	18.55	29
2013	85,247	11.5	33.1%	1,423,734	13.3	16.70	20
2014	23,924	3.2	36.3%	669,184	6.2	27.97	12
2015	36,798	5.0	41.3%	999,777	9.3	27.17	12
2016	17,413	2.3	43.6%	501,404	4.7	28.79	7
2017	95,525	12.9	56.5%	1,010,133	9.4	10.57	10
2018	25,678	3.5	59.9%	736,363	6.9	28.68	8
2019	63,918	8.6	68.5%	1,211,536	11.3	18.95	4
2020	17,714	2.4	70.9%	490,985	4.6	27.72	5
2021	27,048	3.6	74.6%	673,612	6.3	24.90	6
2022 & Thereafter	109,150	14.7	89.3%	694,600	6.5	6.36	4
Vacant(3)	79,824	10.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	743,175	100.0%		$10,737,209	100.0%	$16.19	136

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)
Borrower-owned collateral space only (including ground leased tenants). Does not include Non-owned Anchors (Dillard’s, JC Penney, Macy’s and Sears) or Non-owned Outparcels (Discount Tire and Applebee’s).

(3)	31,260 SF of the total vacant space is attributable to the space previously occupied by Steve and Barry’s which vacated after bankruptcy in December 2008.

The following table presents certain information relating to historical leasing at the Parkdale Mall & Crossing Property:

Historical Leased %(1)

	12/31/2008	12/31/2009	12/31/2010
Owned Space	89.9%	89.9%	89.3%

(1)	As provided by the borrower which represents occupancy (excluding temporary tenants) as of December 31, for each respective year.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PARKDALE MALL & CROSSING

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Parkdale Mall & Crossing Property:

Cash Flow Analysis(1)

	2009	2010	TTM 6/30/2011	Underwritten(2)	Underwritten $ per SF
Base Rent(3)	$9,910,451	$10,314,308	$10,598,658	$10,737,209	$14.45
Overage Rent(4)	625,909	587,877	527,219	408,126	0.55
Other Rental Revenue(5)	1,832,339	1,735,832	1,664,656	1,744,380	2.35
Gross Up Vacancy	0	0	0	2,021,380	2.72
Total Rent	$12,368,699	$12,638,017	$12,790,533	$14,911,096	$20.06
Total Reimbursables	5,224,948	4,856,566	4,774,383	4,805,877	6.47
Other Income(6)	330,333	344,497	303,450	285,225	0.38
Less Vacancy & Credit Loss	0	0	0	(2,021,380)	(2.72)
Effective Gross Income	$17,923,980	$17,839,080	$17,868,366	$17,980,818	$24.19

Total Operating Expenses	6,047,162	5,731,916	5,592,920	6,162,521	8.29

Net Operating Income	$11,876,818	$12,107,164	$12,275,446	$11,818,297	$15.90
TI/LC	0	0	0	648,598	0.87
Capital Expenditures	0	0	0	358,145	0.48
Net Cash Flow	$11,876,818	$12,107,164	$12,275,446	$10,811,554	$14.55

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 8/1/2011 rent roll with rent steps through 12/31/2011.
(3)	Underwritten base rent includes 8 tenants comprising 39,293 SF that paid rent based on a percentage of sales in lieu of base rent totaling $452,994.
(4)	Overage rent includes 11 tenants who pay rent based on a percentage of sales ($625,909 for 2009, $587,877 for 2010, $527,219 for TTM 6/30/2011 and $408,126 for Underwritten).
(5)	Other rental revenue includes kiosk, temporary, specialty branding, sponsorship and lease termination income.
(6)	Other income includes advertising, promotion, billboard, event, marketing and miscellaneous income.

■	Appraisal. According to the appraisal, the Parkdale Mall & Crossing Property had an “as-is” appraised value of $149,000,000 as of an effective date of January 12, 2011.

■
Environmental Matters.  According to the Phase I reports performed on the Parkdale Mall and Parkdale Crossing properties, dated February 10, 2011, a review of previously conducted asbestos survey reports at the Parkdale Mall property identified asbestos-containing vinyl-floor tile and mastic, transite boards, and joint compound/drywall texture.  The Phase I at the Parkdale Mall property recommended that an asbestos O&M Program be developed and implemented. Such a plan has subsequently been implemented.

■
Market Overview and Competition.  The Parkdale Mall & Crossing Property is a regional mall in the Beaumont, Texas area.  There is one other regional mall within a 50-mile radius.  As of 2010, the population within a 10-mile radius of the Parkdale Mall & Crossing Property was 145,736 with an average household income of $58,066.

The following table presents certain information relating to the primary competition for the Parkdale Mall & Crossing Property:

Competitive Set

	Parkdale Mall & Crossing	Prien Lake Mall(1)	Central Mall(1)	Baybrook Mall(1)
Distance from Subject	-	50 miles	22 miles	70 miles
Property Type	Regional Mall	Regional Center	Power Center	Super-Regional Center / Mall
Year Built / Renovated	1973, 1986, 2003 / 2006	1972 / 1998	1982 / 2001	1978 / 1984 & 1994
Total GLA	1,410,274	672,578	707,000	1,237,922
Total Occupancy	94%	99%	87%	93%
Anchors	Dillard’s JC Penney Macy’s Sears	Dillard's Sears Macy's JC Penney	Dillard's Sears Target JC Penney	Dillard's Macy's JC Penney Sears

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PARKDALE MALL & CROSSING

■
The Borrower.  The borrowers are Parkdale Mall CMBS, LLC and Parkdale Crossing CMBS, LLC, each a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Parkdale Mall & Crossing Loan.  The borrower of the Parkdale Mall & Crossing Loan is indirectly owned by CBL & Associates Properties, Inc., who is also the non-recourse carveout guarantor under the Parkdale Mall & Crossing Loan.

■
Escrows. At origination, the borrower funded a reserve on the amount of $323,450 in respect of certain unfunded obligations at the Parkdale Mall & Crossing Property.  On each due date, provided no event of default under the loan documents is occurring, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period, (ii) a tenant improvement and leasing commission reserve in the monthly amount of $48,316 and (iii) a capital expenditure reserve in the monthly amount of $14,518.

Furthermore, during the continuance of a Parkdale Trigger Period, the loan documents require that all amounts on deposit in the lockbox account, after the payment of debt service and the funding of required monthly escrows for budgeted operating expenses, real estate taxes, insurance, tenant improvements, leasing commissions and capital expenditures, be reserved and held as additional collateral for the Parkdale Mall & Crossing Loan.

A “Parkdale Trigger Period” means any period commencing as of the end of any fiscal quarter in which the net operating income (as calculated under the loan agreement) of the Parkdale Mall & Crossing Property for the twelve-month period immediately preceding such fiscal quarter end is less than $9,757,345.60 and terminating as of the end of the second fiscal quarter in which the net operating income of the Parkdale Mall & Crossing Property for the twelve-month period immediately preceding such fiscal quarter end is greater than or equal to $9,757,345.60.

■
Lockbox and Cash Management.  The Parkdale Mall & Crossing Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to lender-controlled lockbox accounts.  The loan documents also require that all rents received by the borrower or the property manager be deposited into the lockbox account or a blocked account within one business day after receipt.  So long as no event of default or Parkdale Trigger Period is then continuing, all amounts in the lockbox accounts are swept on a daily basis to an operating account accessible by borrower but pledged to lender.  During the continuance of an event of default or Parkdale Trigger Period, all amounts in any blocked account are swept to the lender-owned cash management account, rather than to the borrower.  During the continuance of an event of default under the Parkdale Mall & Crossing Loan, the lender may prohibit borrower’s access to the funds contained in the operating account and apply any funds in the cash management account to amounts payable under the Parkdale Mall & Crossing Loan and/or toward the payment of expenses of the Parkdale Mall & Crossing Property, in such order of priority as the lender may determine.

■
Property Management.  The Parkdale Mall & Crossing Property is currently managed by CBL & Associates Management, Inc., an affiliate of the borrower, pursuant to two management agreements.  Under the loan documents, the Parkdale Mall & Crossing Property may not be managed by any other party, other than (i) any direct or indirect wholly-owned affiliate of CBL & Associates Management, Inc. or CBL & Associates Limited Partnership or (ii) another management company approved by the lender and with respect to which the Rating Agency Confirmation has been obtained.  Upon the occurrence of an event of default, a material default by the property manager under the management agreements beyond any applicable cure period or the filing of a bankruptcy petition or a similar event with respect to the property manager, the lender may require the borrower to replace the property manager with a new property manager selected by the lender and with respect to which Rating Agency Confirmation has been received.

■
Mezzanine or Subordinate Indebtedness.  No mezzanine financing is permitted, however, issuance of preferred equity in borrower is permitted subject to requirements set forth in the loan documents, including qualifications for the holder of any such preferred equity, subordination of such preferred equity to all payments required under the Parkdale Mall & Crossing Loan and Rating Agency Confirmation.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PARKDALE MALL & CROSSING

■
Release of Collateral.  The borrower may obtain the release of a certain vacant, non-income producing parcel identified in the loan agreement, in connection with the conveyance (or ground lease) of such parcels to one or more third parties, without the payment of a release price, subject to certain conditions set forth in the loan agreement, including among others: (i) no event of default continuing under the Parkdale Mall & Crossing Loan, (ii) a determination that certain REMIC requirements will be met and (iii) delivery of Rating Agency Confirmation.

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for certified and non-certified acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Parkdale Mall & Crossing Property, plus twelve months of business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Parkdale Mall & Crossing Loan as required by the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the casualty and business interruption/rental loss insurance required under the loan documents, and if the cost of terrorism insurance exceeds that amount, the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to that amount.  The terrorism insurance is required to contain a deductible that is no larger than $100,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Parkdale Mall & Crossing Property are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SHOPPES AT CHINO HILLS

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SHOPPES AT CHINO HILLS

Shoppes at Chino Hills
13920 City Center Drive
Chino Hills, CA 91709
RiversidePlaza
Anaheim Gardenwalk
Plaza El Segundo
Village at Orange Mall
Promenade Shops at Dos Lagos
Bella Terra - Shop Space
The River
Los Angeles
San Diego
Santa Monica
Burbank
Pasadena
Ontario
San Bernardino
Fontana
Riverside
Corona
Anaheim
Santa Ana
Long Beach
Palm Springs
Moreno Valley
Mission Viejo
Oceanside
Escondido
Encinitas
El Cajon
Chula Vista
Temecula
Hemet
Lancaster
Palmdale
Victorville
Hesperia
Barstow
Santa Clarita
PACIFIC OCEAN
MEXICO
MAP ©2011 CARTIFACT, INC. LOS ANGELES, CA - DATA ©TANA

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SHOPPES AT CHINO HILLS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Originator	CGMRC
Location (City/State)	Chino Hills, California	Cut-off Date Principal Balance	$60,804,936
Property Type	Retail	Cut-off Date Principal Balance per SF	$160.36
Size (SF)	379,188	Percentage of Initial Pool Balance	3.5%
Total Occupancy as of 8/1/2011	87.4%	Number of Related Mortgage Loans	None
Owned Occupancy as of 8/1/2011	87.4%	Type of Security	Fee Simple
Year Built / Latest Renovation	2008 / NAP	Mortgage Rate	5.2000%
Appraised Value	$111,500,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Underwritten Revenues	$10,812,971
Underwritten Expenses	$3,658,321	Escrows
Underwritten Net Operating Income (NOI)	$7,154,649	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,706,392	Taxes	$451,786	$112,946
Cut-off Date LTV Ratio	54.5%	Insurance	$21,642	$10,821
LTV Ratio at Maturity	45.3%	Replacement Reserves	$0	$3,159
DSCR Based on Underwritten NOI / NCF	1.78x / 1.67x	TI/LC(1)	$0	$38,857
Debt Yield Based on Underwritten NOI / NCF	11.8% / 11.0%	Other(2)	$1,934,826	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$61,000,000	98.9%	Loan Payoff	$41,803,712	67.8%
Other	660,000	1.1	Sponsor Equity Distribution	16,699,180	27.1
Reserves	2,408,253	3.9
Closing Costs	748,855	1.2
Total Sources	$61,660,000	100.0%	Total Uses	$61,660,000	100.0%

(1)	TI/LC Reserves are capped at $2,000,000.
(2)	Other reserves represent Gap Rent Reserve ($135,981), Free Rent Reserve ($277,063), TI Holdback Reserve ($1,514,907), and deferred maintenance reserve ($6,875). See “– Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Shoppes at Chino Hills Loan”) is evidenced by a note in the original principal amount of $61,000,000 and is secured by a first mortgage encumbering a lifestyle center located in Chino Hills, California (the “Shoppes at Chino Hills Property”).  The Shoppes at Chino Hills Loan was originated on June 8, 2011 by Citigroup Global Markets Realty Corp. and represents approximately 3.5% of the Initial Pool Balance.  The note evidencing the Shoppes at Chino Hills Loan had an outstanding principal balance as of the cut-off date of $60,804,936 and an interest rate of 5.2000% per annum.  The proceeds of the Shoppes at Chino Hills Loan were used to refinance existing debt on the Shoppes at Chino Hills Property.

The Shoppes at Chino Hills Loan had an initial term of 120 months and has a remaining term of 117 months.  The Shoppes at Chino Hills Loan requires payments of interest and principal during the term of the loan based on a 30-year amortization schedule.  The scheduled maturity date is the due date in July 2021.  Voluntary prepayment of the Shoppes at Chino Hills Loan is prohibited prior to April 7, 2021.  Defeasance with non-callable U.S. government securities is permitted at any time after the second anniversary of the securitization closing date.

■
The Mortgaged Property.  The Shoppes at Chino Hills Property is a 379,188 SF lifestyle center located in Chino Hills, California.  The Shoppes at Chino Hills Property was constructed in 2008.  The Shoppes at Chino Hills Property offers an open-air shopping environment with big box retail, local boutiques and numerous national retail tenants, as well as a small office component. Anchors at the Shoppes at Chino Hills Property include Barnes & Noble, XXI Forever, and Trader Joe’s.  The Shoppes at Chino Hills Property also has other nationally recognized tenants including Abercrombie & Fitch, Aeropostale, American Eagle Outfitters, Banana Republic, H&M, and Victoria’s Secret. As of August 1, 2011, Total Occupancy and Owned Occupancy were both 87.4%.  For the trailing twelve-month period ending June 30, 2011, comparable sales were approximately $287 per SF for tenants who have both been in occupancy and reported sales for at least one year.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SHOPPES AT CHINO HILLS

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Shoppes at Chino Hills Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost
Jacuzzi Brands Corporation	NR / NR / NR	32,458	8.6%	$934,790	10.3%	$28.80	10/31/2014	NA	NA
Barnes & Noble	NR / NR / NR	27,970	7.4	440,720	4.8	15.76	6/30/2018	$134	11.8%
XXI Forever	NR / NR / NR	21,169	5.6	420,052(3)	4.6	19.84	12/31/2018	$265	7.5%
Sterling Jewelers Inc.	NR / NR / NR	6,085	1.6	344,795	3.8	56.66	1/31/2029	$495	10.7%
Victoria’s Secret	BB+ / Ba2 / BB+	9,869	2.6	296,070	3.3	30.00	5/31/2018	$374	11.0%
Trader Joe’s	NR / NR / NR	12,538	3.3	275,836	3.0	22.00	8/31/2018	NA	NA
Wood Ranch	NR / NR / NR	7,594	2.0	265,790	2.9	35.00	12/31/2029	$505	9.2%
Dillon’s Restaurant(4)	NR / NR / NR	9,239	2.4	249,453	2.7	27.00	10/31/2021	NA	NA
Banana Republic	BBB- / Baa3 / BB+	8,652	2.3	232,956	2.6	26.93	5/31/2013	$213	17.0%
Yard House USA LLC	NR / NR / NR	6,629	1.7	229,032	2.5	34.55	5/31/2018	$686	6.5%
Ten Largest Owned Tenants		142,203	37.5%	$3,689,495	40.5%	$25.95
Remaining Owned Tenants		189,133	49.9	5,409,625(5)	59.5	28.60
Vacant Spaces (Owned Space)		47,852	12.6	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		379,188	100.0%	$9,099,120	100.0%	$27.46

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	All Tenant Sales $ per SF are based on TTM 6/30/2011 sales except Sterling Jewelers Inc. which is based on 2010 sales.
(3)	XXI Forever pays percentage rent in lieu of base rent. XXI Forever underwritten base rent is based on 7.5% of TTM 6/30/2011 sales.
(4)	Dillon’s Restaurant has executed a lease but has not yet taken occupancy or commenced paying rent.
(5)
H&M, Huereque Candies and The Walking Company pay percentage rent in lieu of base rent. Underwritten base rent includes H&M rent based on 9.0% of TTM 6/30/2011 sales, Huereque Candies rent based on 12.0% of TTM 6/30/2011 sales and The Walking Company rent based on 5.0% of TTM 6/30/2011 sales.

The following table presents the lease rollover schedule at the Shoppes at Chino Hills Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2011	400	0.1	0.1%	37,800	0.4	94.50	4
2012	6,654	1.8	1.9%	151,270	1.7	22.73	7
2013	19,198	5.1	6.9%	486,462	5.3	25.34	8
2014	33,906	8.9	15.9%	957,110	10.5	28.23	2
2015	1,154	0.3	16.2%	27,696	0.3	24.00	1
2016	3,928	1.0	17.2%	119,145	1.3	30.33	3
2017	0	0.0	17.2%	0	0.0	0.00	0
2018	169,583	44.7	61.9%	4,644,960	51.0	27.39	35
2019	59,086	15.6	77.5%	1,461,432	16.1	24.73	11
2020	0	0.0	77.5%	0	0.0	0.00	0
2021	18,490	4.9	82.4%	413,372	4.5	22.36	3
2022 & Thereafter	18,937	5.0	87.4%	799,873	8.8	42.24	3
Vacant	47,852	12.6	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	379,188	100.0%		$9,099,120	100.0%	$27.46	77

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)
Underwritten base rent includes percentage rent in lieu of base rent for XXI Forever, H&M, Huereque Candies, and The Walking Company.  XXI Forever underwritten base rent is $420,052 and based on 7.5% of TTM 6/30/2011 sales.  H&M underwritten base rent is $196,584 and based on 9.0% of TTM 6/30/2011 sales. Huereque Candies underwritten base rent is $26,734 and based on 12.0% of TTM 6/30/2011 sales. The Walking Company underwritten base rent is $18,070 and based on 5.0% of TTM 6/30/2011 sales.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SHOPPES AT CHINO HILLS

The following table presents certain information relating to historical leasing at the Shoppes at Chino Hills Property:

Historical Leased %(1)

	12/31/2008	12/31/2009	12/31/2010
Shoppes at Chino Hills	62.1%	84.0%	81.9%

(1)	As provided by the borrower which reflects occupancy as of December 31, for each respective year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Shoppes at Chino Hills Property:

Cash Flow Analysis(1)

	2010	TTM 6/30/2011	Underwritten	Underwritten $ per SF
Base Rent(2)	$8,196,988	$8,160,676	$8,404,689	$22.16
Contractual Rent Steps(3)	0	0	32,990	0.09
Gross Up Vacancy	0	0	1,451,718	3.83
Mark to Market Adjustment	0	0	(1,163,917)	(3.07)
Total Rent	$8,196,988	$8,160,676	$8,725,480	$23.01
Total Reimbursables	2,124,742	2,171,477	2,527,272	6.66
Other Income(4)	290,860	284,327	266,834	0.70
Percentage Rent	828,668	808,847	745,102	1.96
Less Vacancy & Credit Loss	(13,848)	(87,158)	(1,451,718)	(3.83)
Effective Gross Income	$11,427,410	$11,338,169	$10,812,971	$28.52

Total Operating Expenses	$3,554,516	$3,666,702	$3,658,321	$9.65

Net Operating Income	$7,872,894	$7,671,467	$7,154,649	$18.87
TI/LC	0	0	391,379	1.03
Capital Expenditures	0	0	56,878	0.15
Net Cash Flow	$7,872,894	$7,671,467	$6,706,392	$17.69

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Base rent includes $249,453 of rent associated with Dillon’s Restaurant. Dillon’s Restaurant has executed a lease but has not yet taken occupancy or commenced paying rent.
(3)	Contractual rent steps include increases in annual rent through March 1, 2012 pursuant to tenant leases.
(4)	Other Income includes the advertising lease with CBS Outdoor, parking, storage rent, marketing income, and other revenue.

■
Appraisal.  According to the appraisal, the Shoppes at Chino Hills Property had an “as-is” appraised value of $111,500,000 as of an effective date of April 20, 2011. In addition, the appraiser concluded an “as stabilized” appraised value of $117,500,000 as of an effective date of April 1, 2013.

■	Environmental Matters. The Phase I, dated May 18, 2011, revealed no evidence of environmental conditions in connection with the Shoppes at Chino Hills Property.

■
Market Overview and Competition.  The Shoppes at Chino Hills Property is located in Chino Hills, California, within San Bernardino County, which is approximately 30 miles east of Los Angeles. The Shoppes at Chino Hills Property is situated within Chino Hills, on the corner of two major streets (Peyton Drive and Grand Avenue) and one block west of the Chino Valley Freeway (State Highway 71), which is the primary access route into and out of Chino Hills. Per the appraisal, the 2010 population within a one, three, and five mile radius of the Shoppes at Chino Hills Property is 9,725, 119,988, and 327,622, respectively. The 2010 median household income for the subject’s one, three, and five mile radius was estimated to be $111,473, $84,809, and $70,301, respectively.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SHOPPES AT CHINO HILLS

The following table presents certain information relating to the primary competition for the Shoppes at Chino Hills Property:

Competitive Set

	Shoppes at Chino Hills	Plaza El Segundo(1)	Bella Terra – Shop Space(1)	Anaheim Garden Walk(1)
Distance from Subject	--	49 miles	35 miles	18 miles
Property Type	Lifestyle Center	Lifestyle / Power Center	Regional Shopping Center	Lifestyle Center
Year Built / Renovated	2008 / NAP	2007 / NAP	1965 / 2005	2007 / NAP
Total GLA	379,188	381,242	275,868	445,740
Total Occupancy	87%	99%	90%	75%
Anchors / Significant Tenants	Jacuzzi Brands Corporation, Barnes & Noble, XXI Forever, Trader Joe’s, H&M, Victoria’s Secret, Banana Republic	Border’s Books, Whole Foods, Home Goods, Dick’s Sporting Goods, Cost Plus, PetSmart	Burlington Coat Factory, Century Theatres, REI, Pier One Imports, Bed Bath & Beyond, Cost Plus	McCormick & Schmick’s, P.F. Chang’s, Roy’s Restaurant, California Pizza Kitchen, Cheesecake Factory
	Village At Orange Mall(1)	Promenade Shops At Dos Lagos(1)	Riverside Plaza(1)	The River(1)
Distance from Subject	23 miles	22 miles	27 miles	91 miles
Property Type	Regional Mall	Lifestyle Center	Lifestyle Center	Lifestyle Center
Year Built/Renovated	1971 / NAP	2006 / NAP	1957 / 2004	2002 / NAP
Total GLA	807,597	351,200	463,885	248,967
Total Occupancy	97%	85%	98%	94%
Anchors / Significant Tenants	Sears, JC Penney, and Walmart, Old Navy, Olive Garden, Cost Plus, Trader Joe’s	Krikorian 15 Theaters, Trader Joe’s, Victoria’s Secret, Banana Republic, Anthropologie, Talbots	Forever 21, Regal Cinemas, Vons	Borders, Cheesecake Factory, The Yard House, P.F. Chang’s

(1)	Source: Appraisal.

■
The Borrower.  The borrower is Chino Hills Mall LLC, a Delaware limited liability company and a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Shoppes at Chino Hills Loan.  The borrower of the Shoppes at Chino Hills Loan is a Delaware limited liability company, (i) the members of which are two trusts in which the trustees are Manouchehr Moshayedi and Mehrdad Moshayedi, respectively, and (ii) the limited liability company managers of which are Manouchehr Moshayedi and Mehrdad Moshayedi.  Manouchehr and Mehrdad Moshayedi’s other real estate holdings include a 45,000 SF grocery anchored shopping center in Van Nuys, California, a 40 unit medical office building and drugstore in Monton, Canada, a 40 unit multifamily property in Oromocto New Brunswick, Canada and various other residential/condominium developments.  The non-recourse carveout guarantors under the Shoppes at Chino Hills Loan are Manouchehr Moshayedi and Mehrdad Moshayedi.  The guarantors are currently the subject of an SEC investigation concerning their 2009 sale, in a secondary public offering, of stock in a public company they co-founded and in which they were officers.  The guarantors have indicated that they are cooperating with the investigation.  The guarantors are also defendants in two lawsuits related to the secondary public offering and other matters.  See “Risk Factors—Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions” and “Description of the Mortgage Pool—Litigation Considerations” in the Free Writing Prospectus.

■
Escrows. On the origination date, the borrower funded aggregate reserves of $2,408,253 with respect to the Shoppes at Chino Hills Property, comprised of: (i) $451,786 for real estate taxes; (ii) $21,642 for insurance; (iii) $6,875 for deferred maintenance; (iv) $135,981 as a gap rent reserve for three tenants; (v) $277,063 as a reserve for free rent obligations outstanding with respect to two tenants; and (vi) a $1,514,907 holdback for outstanding tenant improvements and leasing commissions.  Provided that no event of default exists, portions of the gap rent reserve will be released to borrower upon lender’s receipt of officer’s certificates from borrower or estoppel certificates from the applicable tenants certifying that such tenants’ leases have commenced and no defaults exist thereunder and such tenants are in possession of their premises, open for business and paying rent.  Portions of the free rent reserve will be disbursed to borrower on each monthly payment date until the payment date in October 2012 according to a schedule attached to the loan agreement; provided, however, that if a Shoppes at Chino Hills Trigger Period (as defined below) exists, such disbursements of the free rent reserve are required to be disbursed to the cash management account and applied as described below.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SHOPPES AT CHINO HILLS

On each monthly payment date, the borrower is required to fund the following reserves with respect to the Shoppes at Chino Hills Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period; (ii) at lender’s option, if the liability or casualty insurance policies are not maintained by the borrower under blanket or umbrella policies, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period; (iii) a capital expenditure reserve in the amount of $3,159; and (iv) a tenant improvement and leasing commission reserve in the amount of $38,857, which is subject to a cap of $2,000,000.

In addition, on each monthly payment date during the continuance of a Shoppes at Chino Hills Trigger Period, the borrower is required to deposit an amount equal to the aggregate amount of approved operating expenses and approved extraordinary expenses for each month into the operating expense account, and an amount equal to the excess cash flow generated by the Shoppes at Chino Hills Property for each month is required to be deposited into an excess cash flow account.

A “Shoppes at Chino Hills Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio (calculated on a trailing four calendar quarter basis and based upon quarterly reporting (as and to the extent required under the loan agreement)) being less than 1.20x and (iii) the occupancy percentage of retail tenants falling below 75% of the retail rentable square footage of the Shoppes at Chino Hills Property; and (B) expiring upon (x) with regard to any Shoppes at Chino Hills Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default, (y) with regard to any Shoppes at Chino Hills Trigger Period commenced in connection with clause (ii) above, the date that the debt service coverage ratio (calculated on a trailing four calendar quarter basis and based upon quarterly reporting (as and to the extent provided)) is equal to or greater than 1.20x for two calendar quarters, or (z) with regard to any Shoppes at Chino Hills Trigger Period commenced in connection with clause (iii) above, the retail occupancy percentage rises above 75% for two consecutive calendar quarters.

■
Lockbox and Cash Management.  The Shoppes at Chino Hills Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender controlled lockbox account. On each business day, sums on deposit in the lockbox account are required to (i) provided no Shoppes at Chino Hills Trigger Period exists, be transferred to the borrower, or (ii) to the extent a Shoppes at Chino Hills Trigger Period exists, be transferred to the cash management account.  On each monthly payment date, all funds on deposit in the cash management account, after payment of debt service and the funding of monthly escrows for budgeted operating expenses, real estate taxes and insurance and capital expenditures and leasing reserves, will be deposited into an excess cash flow reserve account, to be held as additional collateral for the Shoppes at Chino Hills Loan.

■
Property Management.  The Shoppes at Chino Hills Property is currently managed by PM Realty Group, L.P., a third party manager unaffiliated with the borrower, pursuant to a management agreement.  Under the loan documents, the Shoppes at Chino Hills Property may be managed by (i) PM Realty Group, L.P., or (ii) any management company approved by lender (which approval may be conditioned on receipt of a Rating Agency Confirmation). The lender may require the borrower to replace the property manager if (a) there is a material default by the manager under the management agreement, (b) the property manager files for bankruptcy protection or (c) a Shoppes at Chino Hills Trigger Period exists.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SHOPPES AT CHINO HILLS

■
Terrorism Insurance.  The borrower must maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Shoppes at Chino Hills Property, plus eighteen (18) months of business interruption coverage. The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $10,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Shoppes at Chino Hills Property are separately allocated under such blanket policy and that certain other requirements are satisfied. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MUSEUM SQUARE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MUSEUM SQUARE

Map © 2011 Cartifact, Inc. Los Angeles, CA · Data © TANA
Burbank
Glendale
HOLLYWOOD HILLS
West Hollywood
Beverly Hills
MID-CITY
Los Angeles
DOWNTOWN LOS ANGELES
SOUTH LOS ANGELES
Culver City
Inglewood
Griffith Park
LACMA
Wilshire Blvd
Museum Square
5757 Wilshire Boulevard
Los Angeles, CA 90036

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MUSEUM SQUARE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Originator	GSMC
Location (City/State)	Los Angeles, California	Cut-off Date Principal Balance	$58,400,000
Property Type	Office	Cut-off Date Principal Balance per SF	$105.61
Size (SF)	552,999	Percentage of Initial Pool Balance	3.3%
Total Occupancy as of 6/30/2011	89.8%	Number of Related Mortgage Loans	None
Owned Occupancy as of 6/30/2011	89.8%	Type of Security	Fee Simple
Year Built / Latest Renovation	1948, 1957, 1984 / 2006	Mortgage Rate	4.9300%
Appraised Value	$144,500,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	0
Underwritten Revenues	$17,365,270
Underwritten Expenses	$6,235,005	Escrows
Underwritten Net Operating Income (NOI)	$11,130,265	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$10,472,404	Taxes	$238,797	$79,599
Cut-off Date LTV Ratio	40.4%	Insurance	$44,529	$14,843
LTV Ratio at Maturity	40.4%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	3.81x / 3.59x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	19.1% / 17.9%	Other(1)	$3,015,506	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$58,400,000	99.9%	Loan Payoff/Defeasance	$54,390,250	93.0%
Sponsor Equity	65,000	0.1	Reserves	3,298,832	5.6
Closing Costs	743,061	1.3
Sponsor Equity Distribution	32,857	0.1
Total Sources	$58,465,000	100.0%	Total Uses	$58,465,000	100.0%

(1)
The other upfront reserve of $3,015,506 represents unpaid tenant improvements and leasing commissions for Scripps Networks, LLC ($149,376) and Screen Actors Guild ($2,866,130).  The reserve for Scripps Networks, LLC ($149,376) was released on June 24, 2011. See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Museum Square Loan”) is evidenced by a note in the original principal amount of $58,400,000 and is secured by a first mortgage encumbering an office building located in Los Angeles, California (the “Museum Square Property”).  The Museum Square Loan was originated by Goldman Sachs Mortgage Company.  The Museum Square Loan was originated on June 2, 2011 and represents approximately 3.3% of the Initial Pool Balance.  The note evidencing the Museum Square Loan had an outstanding principal balance as of the Cut-off Date of $58,400,000 and an interest rate of 4.9300% per annum.  The proceeds of the Museum Square Loan were used to refinance existing debt on the Museum Square Property.

The Museum Square Loan had an initial term of 120 months and has a remaining term of 116 months.  The Museum Square Loan requires payments of interest only until maturity.  The scheduled maturity date is the due date in June 2021.  Voluntary prepayment of the Museum Square Loan is prohibited prior to February 6, 2021.  Defeasance with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization closing date.

■
The Mortgaged Property. The Museum Square Property is a 552,999 SF office building comprised of 12-stories with a 5-level above-grade parking garage and surface parking providing 1,468 parking spaces. The Museum Square Property is in the “Miracle Mile” submarket, within the City of Los Angeles.  The Museum Square Property was built in 1948, with the addition of the north wing in 1957 and the addition of the parking garage in 1984 and renovated throughout the 1970’s with the most recent renovation occurring in 2006. The Museum Square Property serves as the national headquarters for the Screen Actors Guild and other tenants include County of Los Angeles (rated Aa2/AA- by MIS/S&P), E! Entertainment Television (rated BBB+/Baa1/BBB+ by Fitch/MIS/S&P) and American Federation of Television and Radio Artists (AFTRA).  As of June 30, 2011, the Total Occupancy and Owned Occupancy were both 89.8%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MUSEUM SQUARE

The following table presents certain information relating to the tenants at the Museum Square Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration
Screen Actors Guild	NR / NR / NR	105,366	19.1%	$3,110,578	21.1%	$29.52	7/31/2020
County of Los Angeles(2)	NR / Aa2 / AA-	35,548	6.4	1,501,548	10.2	42.24	2/16/2024
E! Entertainment Television	BBB+ / Baa1 / BBB+	36,055	6.5	1,043,510	7.1	28.94	12/31/2011
AFTRA	NR / NR / NR	34,045	6.2	988,667	6.7	29.04	1/31/2017
Nextpoint(3)	NR / NR / NR	31,418	5.7	836,976	5.7	26.64	11/30/2017
Scripps Networks, LLC	NR / NR / A-	17,825	3.2	551,862	3.7	30.96	6/30/2020
Museum Center Surgery Group	NR / NR / NR	11,090	2.0	384,711	2.6	34.69	4/30/2012
Actor’s Fund of America	NR / NR / NR	9,219	1.7	335,018	2.3	36.34	8/31/2019
Stun Creative (4)	NR / NR / NR	12,143	2.2	329,318	2.2	27.12	12/31/2017
J.H. Snyder Company(5)	NR / NR / NR	10,630	1.9	262,760	1.8	24.72	(6)
Ten Largest Tenants		303,339	54.9%	$9,344,948	63.5%	$30.81
Remaining Tenants		193,384	35.0	5,376,322	36.5	27.80
Vacant		56,276	10.2	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		552,999	100.0%	$14,721,270	100.0%	$29.64

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	One-time early termination option in 2019.
(3)	One-time early termination option in 2014.
(4)	One-time early termination option in 2016.
(5)	J.H. Snyder Company subleases a portion of its space to one tenant occupying 1,384 SF paying $24.72 psf and one tenant occupying 1,568 SF paying $24.72 psf.
(6)	J.H. Snyder Company has 9,246 SF (base rent of $24.00 psf) expiring on 11/30/2014 and 1,384 SF (base rent of $29.52 psf) expiring on 11/1/2014.

The following table presents the lease rollover schedule at the Museum Square Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	18,664	3.4%	3.4%	$260,165	1.8%	$13.94	8
2011	40,320	7.3	10.7%	1,176,896	8.0	29.19	7
2012	51,537	9.3	20.0%	1,566,585	10.6	30.40	19
2013	9,272	1.7	21.7%	277,303	1.9	29.91	7
2014	59,833	10.8	32.5%	1,573,217	10.7	26.29	17
2015	15,504	2.8	35.3%	442,149	3.0	28.52	7
2016	31,074	5.6	40.9%	892,769	6.1	28.73	14
2017	83,181	15.0	55.9%	2,329,034	15.8	28.00	6
2018	3,638	0.7	56.6%	158,294	1.1	43.51	2
2019	9,219	1.7	58.3%	335,018	2.3	36.34	1
2020	129,334	23.4	81.7%	3,904,803	26.5	30.19	10
2021	9,599	1.7	83.4%	303,490	2.1	31.62	4
2022 & Thereafter	35,548	6.4	89.8%	1,501,548	10.2	42.24	1
Vacant	56,276	10.2	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	552,999	100.0%		$14,721,270	100.0%	$29.64	103

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MUSEUM SQUARE

The following table presents certain information relating to recent leasing activity at the Museum Square Property:

Recent Leasing Activity(1)

Tenant	SF	Lease Begin	Lease Term (mos.)	Total Rent ($ psf)	Tenant Improvements ($ psf)
Vashalo	2,886	July 2011	38	$27.00	$12.00
Real Gravity	1,342	June 2011	12	$25.20	As-Is
The Knot	3,559	April 2011	64	$26.28	$25.00
Cauley Associates	631	April 2011	60	$25.80	$17.00
Rocket Punch Productions	2,088	April 2011	13	$25.80	$3.00
Kenneth Kim, MD	2,074	March 2011	61	$28.80	$1.30
Lucas Design International	6,729	February 2011	60	$27.00	$10.00

(1)	Source: Appraisal

The following table presents certain information relating to historical leasing at the Museum Square Property:

Historical Leased %(1)

	2008	2009	2010
Owned Space	86.5%	92.7%	89.7%

(1)	As provided by the borrower which reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Museum Square Property:

Cash Flow Analysis(1)

	2009	2010	TTM 6/30/2011	Underwritten(2)	Underwritten $ per SF
Base Rent	$13,080,551	$12,942,720	$13,371,996	$14,721,270	$26.62
Overage Rent	33,822	0	0	0	0.00
Gross Up Vacancy	0	0	0	1,092,084	1.97
Total Rent	$13,114,373	$12,942,720	$13,371,996	$15,813,354	$28.60
Total Reimbursables	851,709	376,303	271,523	346,597	0.63
Parking Income	2,183,392	2,095,960	2,238,235	2,243,715	4.06
Other Income(3)	80,745	45,572	32,341	53,688	0.10
Less Vacancy & Credit Loss	0	0	0	(1,092,084)	(1.97)
Effective Gross Income	$16,230,219	$15,460,555	$15,914,095	$17,365,270	$31.40

Total Operating Expenses	$6,135,892	$5,997,664	$6,149,359	$6,235,005	$11.27

Net Operating Income	$10,094,327	$9,462,891	$9,764,736	$11,130,265	$20.13
TI/LC	0	0	0	465,582	0.84
Capital Expenditures	0	0	0	192,278	0.35
Net Cash Flow	$10,094,327	$9,462,891	$9,764,736	$10,472,404	$18.94

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten base rent based on contractual rents as of 6/30/2011 and rent steps through 12/31/2011.
(3)	Includes rooftop leases, conference room rental and other non-recurring expenses.

■	Appraisal. According to the appraisal, the Museum Square Property had an “as-is” appraised value of $144,500,000 as of an effective date of April 29, 2011.

■
Environmental Matters.  According to the Phase I, dated May 5, 2011, other than developing an O&M Program plan to address any potential asbestos present at the Museum Square Property, there are no recommendations for further action at the Museum Square Property.

■
Market Overview and Competition.  The Museum Square Property is located in the Miracle Mile District in Los Angeles, a district that caters to a variety of international entertainment, media, communication and service-oriented tenants.  The Museum Square Property fronts on Wilshire Boulevard, which is a main thoroughfare running east and west through Los Angeles.  Freeway access to the Museum Square Property is provided by the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MUSEUM SQUARE

Hollywood Freeway (US Highway 101), the San Diego Freeway (I-405) and the Pasadena/Harbor Freeway (State Highway 110). The Museum Square Property is located next to the historic La Brea Tar Pits, the Los Angeles County Museum of Art (LACMA) and is one mile from the retail development known as “The Grove”.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Museum Square Property:

Office Lease Comparables(1)

	Museum Square	5900 Wilshire(2)	Wilshire Courtyard(2)	5670 Wilshire(2)	The New Wilshire(2)	6300 Wilshire(2)
Year Built	1948, 1957, 1984	1971	1987	1965	1986	1971
Total GLA	552,999	452,000	996,420	445,004	202,704	404,049
Total Occupancy	90%	86%	92%	85%	80%	83%
Quoted Rent Rate PSF	$29.64	$33.00-$35.40	$30.00-$37.80(3)	$33.00	$28.20-$32.40	$30.00-$31.80
Expense Basis	Base Year	Base Year	Base Year	Base Year	Base Year	Base Year

(1)	Certain lease comparables shown in the above table may be renewals.
(2)	Source: Appraisal.
(3)	This reflects the range of the most recently signed comparable leases at the Museum Square Property.

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the Museum Square Property:

Office Sales Comparables(1)

Property Name	City	Sale Date	Year Built	NRA (SF)	Sale Price	Sale Price PSF(2)	Occupancy
Museum Square	Los Angeles	NAP	1948, 1957, 1984	552,999	NAP	NAP	90%
6500 Wilshire	Los Angeles	November 2010	1986	434,431	$177,100,000	$407.66	99%
Wilshire Bundy Plaza	Brentwood	October 2010	1984	295,842	$111,000,000	$375.20	80%
Union Bank Plaza	Los Angeles	September 2010	1966	627,334	$208,000,000	$331.56	96%
Grand Avenue Courtyard	El Segundo	September 2010	1987	255,063	$51,000,000	$199.95	88%

(1)	Source: Appraisal
(2)	Transaction amount adjusted for cash equivalency and/or deferred maintenance (where applicable).

■
The Borrower.  The borrower is 5757 Wilshire LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Museum Square Loan.  The borrower of the Museum Square Loan is indirectly owned, in part, by Jerome H. Snyder and William Glikbarg, who are also the non-recourse carveout guarantors under the Museum Square Loan.

■
Escrows.  At origination, the borrower funded an escrow reserve in the amount of $238,797 in respect of certain tax expenses and $44,529 in respect of certain insurance premiums.  On each due date, the borrowers are required to fund a tax, insurance and assessments reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax, insurance premiums and fire safety assessments over the then succeeding twelve month period.  In addition, at origination, the borrower deposited $3,015,506 into a reserve account to cover certain unfunded obligations of the borrower in respect of certain tenant improvements and leasing commissions.  During the continuance of a Museum Square Trigger Period, the borrower is required to establish a tenant improvement and leasing commission reserve and fund that reserve either (a) in a monthly amount of $10,960 or (b) in an annual amount of $789,072 minus any funds on deposit in that reserve attributable to the then-current twelve month period.  During the continuance of a Museum Square Trigger Period, the borrower is required to establish a capital expenditures reserve and fund that reserve either (a) in a monthly amount of $65,756 or (b) in an annual amount of $131,520 minus any funds on deposit in that reserve attributable to the then-current twelve month period.  Upon termination of a Museum Square Trigger Period, provided no event of default is then continuing, amounts on deposit in the tenant improvement and leasing commission reserve and the capital expenditures reserve are required to be remitted to the borrower.  In addition, the borrower is required to establish a reserve account for the deposit of any casualty or condemnation loss proceeds.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MUSEUM SQUARE

A “Museum Square Trigger Period” means (a) any period commencing as of the end of any fiscal quarter in which the net operating income (as calculated under the loan agreement) of the Museum Square Property for the prior twelve-month period is less than $6,710,053.70 and terminating as of the end of any fiscal quarter in which the net operating income of the Museum Square Property for the prior twelve-month period is equal to or greater than $6,710,053.70 or (b) any period commencing when the borrower fails to deliver certain financial reports to the lender as required under the loan agreement and terminating when such reports are so delivered.

■
Release of Collateral.  Provided no event of default is then continuing under the Museum Square Loan, from and after the four month anniversary of the origination date, the borrower may obtain the release of an unimproved outparcel from the lien of the loan documents, subject to the satisfaction of certain conditions, including among others: (i) after giving effect to the release, the loan-to-value ratio (as calculated pursuant to the loan documents) for the remaining portions of the Museum Square Property is no greater than 50% and (iii) delivery of Rating Agency Confirmation.

■
Lockbox and Cash Management.  The Museum Square Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled cash management account or a blocked account.  The loan documents also require that all rents received by the borrower or the property manager be deposited into the cash management account or a blocked account within one business day after receipt.  All amounts in any blocked account are swept to the lender-controlled cash management account on a daily basis.  On each business day that no event of default under the Museum Square Loan is continuing, all funds in the cash management account in excess of the amount required to pay debt service and fund required reserves on the next due date will be remitted to an operating account designated and accessible by the borrower and pledged to the lender.  During the continuance of an event of default under the Museum Square Loan, the lender may apply any funds in the cash management account to amounts payable under the Museum Square Loan and/or toward the payment of expenses of the Museum Square Property, in such order of priority as the lender may determine.

■
Property Management.  The Museum Square Property is currently managed by Museum Square Management Company, an affiliate of the borrower, pursuant to a management agreement.  Under the loan documents, the Museum Square Property may not be managed by any other party, except for a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may require the borrower to replace the property manager if there is a material default by the property manager under the management agreement, the filing of a bankruptcy petition or a similar event with respect to the property manager or if an event of default under the Museum Square Loan has occurred and is continuing.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for certified acts and non-certified acts (as such terms are defined in TRIPRA or such similar or subsequent statute) in an amount equal to the full replacement cost of the Museum Square Property, plus twelve months of business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Museum Square Loan as required by the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required under the loan documents (not including the terrorism and earthquake components of that insurance), and if the cost of terrorism insurance exceeds that amount, the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to that amount.  The terrorism insurance is required to contain a deductible that is approved by the lender and is no larger than $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Museum Square Property are separately allocated under such blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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COLE PORTFOLIO

ON THE BORDER

ON THE BORDER

ROSS
DRESS FOR LESS

DICK'S
ULTA

TRACTOR SUPPLY Co

hhgregg

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLE PORTFOLIO

CANADA
Seattle
Portland
Boise
San Francisco
Reno
Salt Lake City
Las Vegas
Los Angeles
San Diego
Phoenix
Peoria
Mesa
Cheyenne
Denver
Albuquerque
Minneapolis
Omaha
Lawrence
Kansas City
Nixa
St. Louis
Dallas
Highlands
Houston
Port Arthur
San Antonio
Milwaukee
Chicago
Detroit
Liberty Township
Pittsburgh
Nashville
Jackson
Memphis
New Orleans
Atlanta
Charlotte
Christiansburg
Washington DC
Baltimore
Philadelphia
Dover
Flanders
New York
Boston
Jacksonville
Daytona Beach
Tampa
Miami
ATLANTIC OCEAN
PACIFIC OCEAN
Gulf of Mexico
MEXICO
Lake Superior
Lake Michigan
Lake Huron
Lake Erie
Lake Ontario
Map © 2011 Cartifact, Inc. Los Angeles, CA · Data © JANA

Cole Portfolio

1	Volusia Square	2455 West International Speedway Boulevard	Daytona Beach, FL
2	Shoppes at Port Arthur	8825 Memorial Boulevard	Port Arthur, TX
3	CVS - Jacksonville	4893 Town Center Parkway	Jacksonville, FL
4	CVS - Lawrence	4841 Bauer Farm Drive	Lawrence, KS
5	CVS (Ground) - Dover	1030 Forrest Avenue	Dover, DE
6	On the Border - Mesa	1710 South Power Road	Mesa, AZ
7	On the Border - Peoria	7873 West Bell Road	Peoria, AZ
8	Chili's	53 International Drive South	Flanders, NJ
9	On the Border - Kansas City	8340 NW Roanridge Road	Kansas City, MO
10	Ulta	1151 Vann Drive	Jackson, TN
11	Tractor Supply - Nixa	525 West Northview Road	Nixa, MO
12	Tractor Supply - Hamilton	4525 Hamilton Middletown Road	Liberty Township, OH
13	Macaroni Grill	51 International Drive South	Flanders, NJ
14	O'Reilly Auto Parts - San Antonio	9811 Potranco Road	San Antonio, TX
15	O'Reilly Auto Parts - Christiansburg	1275 Roanoke Street	Christiansburg, VA
16	O'Reilly Auto Parts - Houston	12421 Tidwell Road	Houston, TX
17	O'Reilly Auto Parts - Highlands	506 North Main Street	Highlands, TX

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLE PORTFOLIO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	17	Originator	GSCMC
Location (City/State)	Various	Cut-off Date Principal Balance	$46,670,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$93.98
Size (SF)	496,618	Percentage of Initial Pool Balance	2.7%
Total Occupancy as of 8/18/2011	98.3%	Number of Related Mortgage Loans	None
Owned Occupancy as of 8/18/2011	98.3%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various	Mortgage Rate	5.9230%
Appraised Value	$86,675,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	0
Underwritten Revenues	$7,916,524
Underwritten Expenses	$1,672,919	Escrows
Underwritten Net Operating Income (NOI)	$6,243,605	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,960,713	Taxes	$0	$0
Cut-off Date LTV Ratio	53.8%	Insurance	$0	$0
LTV Ratio at Maturity/ARD	53.8%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	2.23x / 2.13x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	13.4% / 12.8%	Other(1)	$74,177	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$46,670,000	54.0%	Purchase Price	$84,857,265	98.2%
Sponsor Equity	39,745,702	46.0	Closing Costs	1,484,260	1.7
Reserves	74,177	0.1

Total Sources	$86,415,702	100.0%	Total Uses	$86,415,702	100.0%

(1)	Other upfront escrows include an unfunded obligation related to leasing commissions ($27,500) and a deferred maintenance escrow ($46,677). See “—Escrows” below.

■
The Mortgage Loan. The mortgage loan (the “Cole Portfolio Loan”) is evidenced by a note in the original principal amount of $46,670,000 and is secured by first mortgages encumbering 17 retail properties located in 10 states (the “Cole Portfolio Properties”).  The Cole Portfolio Loan was originated by Goldman Sachs Commercial Mortgage Capital, L.P. and was subsequently purchased by Goldman Sachs Mortgage Company.  The Cole Portfolio Loan was originated on April 7, 2011 and represents approximately 2.7% of the Initial Pool Balance.  The note evidencing the Cole Portfolio Loan had an outstanding principal balance as of the Cut-off Date of $46,670,000 and has an interest rate of 5.9230% per annum.  The proceeds of the Cole Portfolio Loan were used to acquire the Cole Portfolio Properties.

The Cole Portfolio Loan had an initial term of 120 months and has a remaining term of 115 months.  The Cole Portfolio Loan requires payments of interest only until the anticipated repayment date which is the due date in May 2021. The final maturity date is the due date in May 2041.  See “—Hyperamortization Summary” below.

Voluntary prepayment of the Cole Portfolio Loan is prohibited prior to February 6, 2021.  Defeasance with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization closing date.

■
The Mortgaged Properties.  The Cole Portfolio Properties consist of 2 multi-tenant retail assets and 15 single-tenant retail assets located across 10 states with 36 distinct tenant exposures.  The collateral securing the Cole Portfolio Loan totals 496,618 SF and includes major tenants such as CVS, On the Border, Hobby Lobby, hhgregg, Ross Dress for Less, O’Reilly Auto Parts, Best Buy, and Tractor Supply. As of August 18, 2011 Total Occupancy and Owned Occupancy were both 98.3%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLE PORTFOLIO

The following table presents certain information relating to the Cole Portfolio Properties:

Property Name	Property Type	City	State	Total GLA	Occupancy	Year Built / Renovated	UW NCF	UW NCF per SF	Lease Expiration
Volusia Square	Multi-tenant	Daytona Beach	FL	231,996	96.4%	1986 / 2008,2010	$2,138,729	$9.22	Various
Shoppes at Port Arthur	Multi-tenant	Port Arthur	TX	95,877	100.0%	2008 / NAP	1,140,057	11.89	Various
CVS – Jacksonville	Single-tenant	Jacksonville	FL	13,204	100.0%	2009 / NAP	458,988	34.76	1/31/2035
CVS – Lawrence	Single-tenant	Lawrence	KS	12,900	100.0%	2009 / NAP	370,826	28.75	1/31/2035
CVS (Ground) – Dover(1)	Single-tenant	Dover	DE	13,225	100.0%	2010 / NAP	260,332	19.68	1/31/2035
On the Border – Mesa	Single-tenant	Mesa	AZ	6,586	100.0%	1998 / NAP	231,205	35.11	6/30/2030
On the Border – Peoria	Single-tenant	Peoria	AZ	6,506	100.0%	1997 / NAP	202,465	31.12	6/30/2030
Chili's	Single-tenant	Flanders	NJ	6,046	100.0%	2002 / NAP	181,567	30.03	6/30/2030
On the Border – Kansas City	Single-tenant	Kansas City	MO	6,760	100.0%	1997 / NAP	199,356	29.49	6/30/2030
Ulta	Single-tenant	Jackson	TN	9,991	100.0%	2010 / NAP	82,345	8.24	2/28/2021
Tractor Supply - Nixa	Single-tenant	Nixa	MO	19,180	100.0%	2010 / NAP	160,308	8.36	6/30/2025
Tractor Supply - Hamilton	Single-tenant	Liberty Township	OH	40,700	100.0%	1975 / NAP	101,455	2.49	7/31/2021
Macaroni Grill	Single-tenant	Flanders	NJ	6,847	100.0%	2002 / NAP	104,721	15.29	6/30/2030
O'Reilly Auto Parts - San Antonio	Single-tenant	San Antonio	TX	6,800	100.0%	2010 / NAP	96,795	14.23	11/30/2030
O'Reilly Auto Parts – Christiansburg	Single-tenant	Christiansburg	VA	7,200	100.0%	2010 / NAP	85,951	11.94	7/31/2030
O'Reilly Auto Parts - Houston	Single-tenant	Houston	TX	6,800	100.0%	2010 / NAP	76,842	11.30	8/20/2030
O'Reilly Auto Parts - Highlands	Single-tenant	Highlands	TX	6,000	100.0%	2010 / NAP	68,771	11.46	11/30/2030
Total / Wtd. Avg.				496,618	98.3%		$5,960,713	$12.00

(1)	CVS (Ground) – Dover (13,225 SF) is subject to a ground lease whereby the fee interest in the land is owned by the borrower and serves as collateral for the loan.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Cole Portfolio Properties:

Ten Largest Owned Tenants Based On Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration
CVS(3)	BBB+ / Baa2 / BBB+	39,329	7.9%	$1,153,359	16.3%	$29.33	1/31/2035
On the Border	NR / NR / NR	19,852	4.0	731,685	10.3	36.86	6/30/2030
hhgregg	NR / NR / NR	30,225	6.1	483,600	6.8	16.00	3/31/2023
Hobby Lobby	NR / NR / NR	55,868	11.2	466,497	6.6	8.35	9/30/2020
O'Reilly Auto Parts	NR / NR / BBB-	26,800	5.4	356,196	5.0	13.29	Various
Tractor Supply	NR / NR / NR	59,880	12.1	337,857	4.8	5.64	Various
Ross Dress for Less	NR / NR / BBB+	30,169	6.1	289,622	4.1	9.60	1/31/2019
Buffalo Wild Wings	NR / NR / NR	15,321	3.1	274,000	3.9	17.88	(4)
Pier 1 Imports	NR / NR / NR	10,262	2.1	266,812	3.8	26.00	3/1/2013
Best Buy	BBB- / Baa2 / BBB-	20,476	4.1	266,188	3.8	13.00	1/31/2021
Ten Largest Tenants		308,182	62.1%	$4,625,816	65.2%	$15.01
Remaining Owned Tenants		180,148	36.3	2,470,488	34.8	13.71
Vacant		8,288	1.7	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		496,618	100.0%	$7,096,303	100.0%	$14.53

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	CVS (Ground) – Dover (13,225 SF) is subject to a ground lease whereby the fee interest in the land is owned by the borrower and serves as collateral for the loan.
(4)
Buffalo Wild Wings has 6,000 SF (base rent of $24.00 psf) expiring on 8/31/2018 at the Shoppes at Port Arthur property and 9,321 SF (base rent of $13.95 psf) expiring on 6/30/2026 at the Volusia Square property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLE PORTFOLIO

The following table presents certain information relating to the lease rollover schedule at the Cole Portfolio Properties:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2011	0	0.0	0.0%	0	0.0	0.00	0
2012	9,137	1.8	1.8%	195,034	2.7	21.35	3
2013	43,473	8.8	10.6%	683,670	9.6	15.73	8
2014	27,652	5.6	16.2%	438,807	6.2	15.87	5
2015	7,420	1.5	17.7%	155,350	2.2	20.94	3
2016	28,500	5.7	23.4%	220,875	3.1	7.75	1
2017	0	0.0	23.4%	0	0.0	0.00	0
2018	12,400	2.5	25.9%	293,760	4.1	23.69	2
2019	47,026	9.5	35.4%	578,530	8.2	12.30	3
2020	55,868	11.2	46.6%	466,497	6.6	8.35	1
2021	71,167	14.3	60.9%	606,367	8.5	8.52	3
2022 & Thereafter	185,687	37.4	98.3%	3,457,413	48.7	18.62	16
Vacant	8,288	1.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	496,618	100.0%		$7,096,303	100.0%	$14.53	45

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	CVS (Ground) – Dover (13,225 SF) is subject to a ground lease whereby the fee interest in the land is owned by the borrower and serves as collateral for the loan.

■	Operating History and Underwritten Net Cash Flow. The following table presents the Underwritten Net Cash Flow for the Cole Portfolio Properties.

Cash Flow Analysis(1)

	Underwritten(2)	Underwritten $ per SF
Base Rental Revenue	$7,096,303	$14.29
Other Rental Revenue	6,000	0.01
Market Revenue from Vacant Units	116,032	0.23
Total Rent	$7,218,335	$14.53
Total Reimbursement Revenue	1,158,569	2.33
Other Revenue	14,050	0.03
Less Vacancy & Credit Loss	(474,431)	(0.96)
Effective Gross Revenue	$7,916,524	$15.94

Total Operating Expenses	$1,672,919	$3.37

Net Operating Income	$6,243,605	$12.57
TI/LC	210,383	0.42
Capital Expenditures	72,509	0.15
Net Cash Flow	$5,960,713	$12.00

(1)	As the Cole Portfolio Properties were recently acquired, no historical information is available.
(2)	Underwritten cash flow based on the 8/18/2011 rent roll with rent steps through 9/1/2011.

■	Appraisal. According to the appraisals, the Cole Portfolio had an “as-is” appraised value of $86,675,000 as of an effective date ranging from March 2, 2011 to March 15, 2011.

■
Environmental Matters.  According to the Phase I reports, dated from March 15, 2010 to December 7, 2010, other than developing an operations and maintenance plan to address any potential asbestos present at the Volusia Square Property and Tractor Supply – Hamilton Property, there are no recommendations for further action at the Cole Portfolio Properties.

■
The Borrowers. The borrowers are 16 Delaware limited liability companies, each a single-purpose, single-asset entity.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Cole Portfolio Loan.  The borrowers of the Cole Portfolio Loan are indirectly owned by Cole Credit Property Trust III, Inc., who is the non-recourse carveout guarantor of the Cole Portfolio Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLE PORTFOLIO

■
Escrows. At origination, the borrowers deposited $46,677 into a reserve account to cover certain deferred maintenance conditions at the Cole Portfolio Properties.  In addition, at origination, the borrower deposited $27,500 into a reserve account to cover certain unfunded obligations of the borrower in respect of certain leasing commissions.  On each due date, the borrowers are required to fund a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period, unless the borrowers provide evidence of payment of the related taxes and/or premiums.  In addition, the borrower is required to establish a reserve account for the deposit of casualty or condemnation loss proceeds exceeding the lesser of $200,000 or 10% of the applicable allocated loan amount.

Furthermore, during the continuance of an event of default or a Cole Portfolio Trigger Period, the loan documents require that all amounts on deposit in the lockbox account, after the payment of debt service and the funding of required monthly escrows for real estate taxes and insurance be reserved and held as additional collateral for the Cole Portfolio Loan.

A “Cole Portfolio Trigger Period” means, on or prior to the anticipated repayment date, any 12-month period as of the end of any fiscal quarter in which the net operating income (as defined in the loan agreement) of the Cole Portfolio Properties for the prior twelve-month period is less than or equal to $5,652,500 and terminating as of the end of any fiscal quarter in which the net operating income of the Cole Portfolio Properties for the prior twelve-month period is greater than $5,652,500.

■
Lockbox and Cash Management.  The Cole Portfolio Loan requires a hard lockbox, which is already in place.  The loan documents require the borrowers to direct the tenants to pay their rents directly to a lender controlled cash management account or a blocked account.  The loan documents also require that all rents received by the borrowers or the property manager be deposited into the lender controlled cash management account or a blocked account within two business days after receipt.  All amounts in any blocked account are swept to the lender-controlled cash management account on a daily basis.  On each business day that no event of default under the Cole Portfolio Loan is continuing, no Cole Portfolio Trigger Period is continuing and the anticipated repayment date has not occurred, all funds in the lender-controlled cash management account in excess of the amount required to pay debt service and fund required reserves on the next due date will be remitted to an account designated by the borrowers.  During the continuance of an event of default under the Cole Portfolio Loan, the lender may apply any funds in the lender controlled lockbox account to the obligations of the borrowers under the Cole Portfolio Loan and/or toward the payment of expenses of the Cole Portfolio Properties, in such order of priority as the lender may determine.

■
Property Management.  The Cole Portfolio Properties are currently managed by Cole Realty Advisors, Inc., an affiliate of the borrowers, pursuant to a management agreement.  Under the loan documents, the Cole Portfolio Properties may not be managed by any other party, except for a management company approved by the lender and with respect to which Rating Agency Confirmation has been received.  Upon the occurrence of an event of default that is continuing, a material default relating to any of the Cole Portfolio Properties by the property manager or the filing of a bankruptcy petition or a similar event with respect to the property manager, the lender may require the borrowers to replace the property manager with respect to the applicable Cole Portfolio Properties or the lender may request that the existing property manager enter into a new management agreement that relates to the applicable Cole Portfolio Properties.

■
Hyperamortization Summary.  The Cole Portfolio loan is structured with an anticipated repayment date of May 6, 2021 and a final maturity date of May 6, 2041.  In the event that the Cole Portfolio Loan is not paid off on or before the anticipated repayment date, the interest rate will automatically increase to the greater of (i) the initial interest rate plus 300 basis points and (ii) the swap rate as of the anticipated repayment date plus 300 basis points (the “Adjusted Interest Rate”); but in no event may the Adjusted Interest Rate exceed the initial interest rate plus 500 basis points.  After the anticipated repayment date, interest will be due and payable at the initial interest rate and additional interest attributable to the Adjusted Interest Rate will be deferred and added to the outstanding principal balance as of each due date.  Additionally, after the Anticipated Repayment Date, all excess

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLE PORTFOLIO

cash will be used to hyperamortize the Cole Portfolio Loan. If the borrowers do not repay the Cole Portfolio Loan in full on the anticipated repayment date, the estimated balance of the Cole Portfolio Loan upon the final maturity date would be approximately $18,398,243 with an interest rate of 5.9230%, 20-year loan term and 20-year amortization term, assuming the Adjusted Interest Rate is the initial interest rate plus 300 basis points (8.9230%) and no excess cash flow is used to paydown the outstanding principal balance. The final maturity loan-to-value ratio based on the estimated final maturity balance of $18,398,243 and the appraised value of $86,675,000 is 21.2%.

■
Release of Collateral.  Provided no event of default is then continuing under the Cole Portfolio Loan, at any time on or after the first due date following the second anniversary of the securitization closing date, the borrowers may obtain the release of one or more of the Cole Portfolio Properties from the liens of the loan documents, subject to the satisfaction of certain conditions, including among others: (i) delivery of defeasance collateral sufficient to defease an amount equal to (a) 120% of the allocated loan amount for each Cole Portfolio Property being released in the case of each CVS property, the Volusia Square property, and the Shoppes at Port Arthur property and (b) 115% of the allocated loan amount for each Cole Portfolio Property being released in the case of each other Cole Portfolio Property, (ii) after giving effect to the release, the debt service coverage ratio (as calculated under the loan agreement) for the remaining Cole Portfolio Properties for the twelve-month period preceding the end of the most recent fiscal quarter is equal to or greater than the greater of (a) 2.37x and (b) the debt service coverage ratio immediately prior to the release and (iii) delivery of Rating Agency Confirmation.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for certified and non-certified acts (as those terms are defined in TRIPRA or such similar or subsequent statute) in an amount equal to the full replacement cost of the Cole Portfolio Properties, plus twelve months of business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers are required to carry terrorism insurance throughout the term of the Cole Portfolio Loan as required by the preceding sentence, but in that event the borrowers will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the casualty and business interruption/rental loss insurance required under the loan documents (not including the terrorism components of that insurance), and if the cost of terrorism insurance exceeds that amount, the borrowers are required to purchase the maximum amount of terrorism insurance available with funds equal to that amount.  The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Cole Portfolio Properties are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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ASHLAND TOWN CENTER

VICTORIA'S SECRET

T·J·maxx

JCPenney

LANE BRYANT

Belk
MEN'S & HOME STORE

Finish Line

Vanity

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ASHLAND TOWN CENTER

Ironton
Russell
OHIO
23
52
693
Coal Grove
Bellefonte
Ashland Town Center
500 Winchester Avenue
Ashland, KY 41101
243
5
Bellefonte Country Club
Westwood
Chesapeake and Ohio Railroad
Central Park
Kings Daughters Medical Center
Ohio River
Norfolk and Western Railroad
Ashland
60
KENTUCKY
0 MILES 0.5 1
0 FEET 2500 5000
Map © 2011 Cartifact, Inc. Los Angeles, CA · Data © TANA

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ASHLAND TOWN CENTER

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Originator	GSCMC
Location (City/State)	Ashland, Kentucky	Cut-off Date Principal Balance	$41,931,395
Property Type	Retail	Cut-off Date Principal Balance per SF	$96.59
Size (SF)	434,131	Percentage of Initial Pool Balance	2.4%
Total Occupancy as of 6/30/2011	93.1%	Number of Related Mortgage Loans	None
Owned Occupancy as of 6/30/2011	93.1%	Type of Security	Fee Simple
Year Built / Latest Renovation	1989, 1998 / 2008	Mortgage Rate	4.9000%
Appraised Value	$66,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Underwritten Revenues	$7,732,541
Underwritten Expenses	$2,687,934	Escrows
Underwritten Net Operating Income (NOI)	$5,044,608	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,709,573	Taxes	$324,305	$36,929
Cut-off Date LTV Ratio	63.5%	Insurance	$0	$0
LTV Ratio at Maturity(1)	49.3%	Replacement Reserves	$0	$7,959
DSCR Based on Underwritten NOI / NCF	1.88x / 1.76x	TI/LC(2)	$0	$20,833
Debt Yield Based on Underwritten NOI / NCF	12.0% / 11.2%	Other(3)	$125,895	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$42,075,000	100.0%	Loan Payoff	$22,765,450	54.1%
Sponsor Equity Distribution	18,321,646	43.5
Closing Costs	537,704	1.3
Reserves	450,200	1.1
Total Sources	$42,075,000	100.0%	Total Uses	$42,075,000	100.0%

(1)
The LTV Ratio at Maturity is calculated utilizing the “as stabilized” appraised value of $70,000,000.  The LTV Ratio at Maturity, calculated on the basis of the “as-is” appraised value is 52.3%.  See “—Appraisal” below.

(2)	TI/LC reserves are capped at $750,000.
(3)	Other upfront reserves represent an unfunded obligation reserve ($85,895) and an environmental reserve ($40,000). See “—Escrows” below.

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The Mortgage Loan. The mortgage loan (the “Ashland Town Center Loan”) is evidenced by a note in the original principal amount of $42,075,000 and is secured by a first mortgage encumbering a regional mall located in Ashland, Kentucky (the “Ashland Town Center Property”).  The Ashland Town Center Loan was originated by Goldman Sachs Commercial Mortgage Capital, L.P., and was subsequently purchased by Goldman Sachs Mortgage Company.  The Ashland Town Center Loan was originated on June 21, 2011 and represents approximately 2.4% of the Initial Pool Balance.  The note evidencing the Ashland Town Center Loan had an outstanding principal balance as of the Cut-off Date of $41,931,395 and has an interest rate of 4.9000% per annum.  The proceeds of the Ashland Town Center Loan were used to refinance existing debt on the Ashland Town Center Property and provide a partial return of equity to borrower.

The Ashland Town Center Loan had an initial term of 120 months and has a remaining term of 117 months.  The Ashland Town Center Loan requires payments of interest and principal during the term of the Ashland Town Center Loan based on a 30-year schedule.  The scheduled maturity date is the due date in July 2021.  Voluntary prepayment of the Ashland Town Center Loan is prohibited prior to March 6, 2021.  Defeasance with direct, non-callable  obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization closing date.

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The Mortgaged Property.  The Ashland Town Center Property is a regional mall consisting of approximately 434,131 SF, on 40.97 acres of land located in Ashland, Kentucky.  The mall is anchored by JC Penney, Belk Women’s and Kid’s, Belk Men’s and Home Store and T.J. Maxx. As of June 30, 2011 Total Occupancy and Owned Occupancy were both 93.1%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ASHLAND TOWN CENTER

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Ashland Town Center Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF/Screen(2)	Occupancy Cost
Anchors
JC Penney(3)	BBB- / NR / BB+	103,390	23.8%	Yes	$310,500	$3.00	7/31/2028	$221	1.4%
Belk Women’s and Kid’s	NR / NR / NR	65,000	15.0	Yes	$286,812	$4.41	1/31/2015	$163	2.7%
Belk Men’s and Home Store	NR / NR / NR	30,350	7.0	Yes	$253,222	$8.34	1/31/2025	$98	8.5%
Total Anchors		198,740	45.8%

Jr. Anchors
Cinemark(4)	NR / NR / BB-	28,656	6.6%	Yes	$408,424	$14.25	4/30/2015	$238,401	17.1%
T.J. Maxx(5)	NR / A3 / A	27,900	6.4	Yes	$284,370	$10.19	5/31/2020	NA	NA
Hibbett Sports	NR / NR / NR	10,147	2.3	Yes	$191,031	$18.83	1/31/2017	$179	10.5%
Total Jr. Anchors		66,703	15.4%

Mall Shop/In-line(6)		137,613	31.7%	Yes	$5,099,865	$37.06
Kiosk/Other		1,281	0.3%	Yes	$408,712	$319.06
Vacant(7)		29,794	6.9%	Yes	$0	$0.00
Total Owned SF		434,131	100.0%
Total SF		434,131	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees lease.
(2)	Tenant sales psf/screen are based on sales information provided by borrower as of the following dates: Anchors as of year-end 12/31/2010 and all other tenants as of 6/30/2011.
(3)	JC Penney (103,390 SF) is subject to a ground lease where only the fee interest in the land is owned by the borrower and serves as collateral for the loan.
(4)	Cinemark has the right to terminate if, after 5/1/2012, gross sales are less than $1,500,000 for any lease year.
(5)
T.J. Maxx has the right to terminate if, after the 5th anniversary of the lease commencement date (5/23/2010), gross sales are less than $5,000,000 for the 12 month period preceding the 5th anniversary of the lease commencement date.

(6)
Sbarro (770 SF; representing 1.1% of total underwritten rent and 0.2% of total GLA) filed for bankruptcy on April 4, 2011. As of the Cut-off Date, Sbarro continues to operate and pay rent and has not indicated that the store will close.  See “Risk Factors–Performance of the Certificates Will Be Highly Dependent on the Performance of Tenants and Tenant Leases–Tenant Bankruptcy Could Result in a Rejection of the Related Lease” in the Free Writing Prospectus.

(7)
2,809 SF of the total vacant space is attributable to the space occupied by Waldenbooks (a subsidiary of Borders Group Inc.) which expects to vacate its space in December 2011 due to Borders Group Inc.’s Chapter 11 bankruptcy filing. We cannot assure you that the space subject to any of the Borders Group Inc. leases will be re-let in a timely manner or at all. See “Risk Factors–Performance of the Certificates Will Be Highly Dependent on the Performance of Tenants and Tenant Leases–Tenant Bankruptcy Could Result in a Rejection of the Related Lease” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ASHLAND TOWN CENTER

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Ashland Town Center Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF/Screen(3)	Occupancy Cost(3)
Cinemark(4)	NR / NR / BB-	28,656	6.6%	$351,000	7.0%	$12.25	4/30/2015	$238,401	17.1%
Belk Women’s and Kid’s	NR / NR / NR	65,000	15.0	227,500	4.5	3.50	1/31/2015	$163	2.7%
JC Penney(5)	BBB- / NR / BB+	103,390	23.8	210,000	4.2	2.03	7/31/2028	$221	1.4%
T.J. Maxx(6)	NR / A3 / A	27,900	6.4	195,300	3.9	7.00	5/31/2020	NA	NA
Belk Men’s and Home Store	NR / NR / NR	30,350	7.0	182,100	3.6	6.00	1/31/2025	$98	8.5%
American Eagle Outfitters(7)	NR / NR / NR	6,186	1.4	179,394	3.6	29.00	1/31/2019	$497	9.0%
Kay Jewelers	NR / NR / NR	1,003	0.2	169,998	3.4	169.49	1/31/2014	$2,966	6.5%
Finish Line	NR / NR / NR	5,484	1.3	145,052	2.9	26.45	2/28/2014	$468	8.8%
Hibbett Sports	NR / NR / NR	10,147	2.3	131,911	2.6	13.00	1/31/2017	$179	10.5%
Vision Works	NR / NR / NR	5,108	1.2	121,009	2.4	23.69	6/30/2020	$314	12.5%
Ten Largest Owned Tenants		283,224	65.2%	$1,913,264	38.1%	$6.76
Remaining Owned Tenants		121,113	27.9	3,110,687	61.9	25.68
Vacant(8)		29,794	6.9	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		434,131	100.0%	$5,023,951	100.0%	$12.43

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Tenant sales psf/screen are based on sales information provided by borrower as of the following dates: Anchors as of year-end 12/31/2010 and all other tenants as of 6/30/2011.
(4)	Cinemark has the right to terminate if, after 5/1/2012, gross sales are less than $1,500,000 for any lease year.
(5)	JC Penney (103,390 SF) is subject to a ground lease where only the fee interest in the land is owned by the borrower and serves as collateral for the loan.
(6)
T.J. Maxx has the right to terminate if, after the 5th anniversary of the lease commencement date (5/23/2010), gross sales are less than $5,000,000 for the 12 month period preceding the 5th anniversary of the lease commencement date.

(7)	American Eagle Outfitters has the right to terminate if gross sales do not exceed $2,000,000 in the 5th lease year. Lease commencement date was 10/10/2008.
(8)
2,809 SF of the total vacant space is attributable to the space occupied by Waldenbooks (a subsidiary of Borders Group Inc.) which expects to vacate its space in December 2011 due to Borders Group Inc.’s Chapter 11 bankruptcy filing. We cannot assure you that the space subject to any of the Borders Group Inc. leases will be re-let in a timely manner or at all. See “Risk Factors–Performance of the Certificates Will Be Highly Dependent on the Performance of Tenants and Tenant Leases–Tenant Bankruptcy Could Result in a Rejection of the Related Lease” in the Free Writing Prospectus.

The following table presents the lease rollover schedule at the Ashland Town Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA(3)	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	18,518	4.3%	4.3%	$462,670	9.2%	$24.98	6
2011	1,012	0.2	4.5%	125,840	2.5	124.35	3
2012	32,399	7.5	12.0%	673,261	13.4	20.78	17
2013	7,689	1.8	13.7%	237,763	4.7	30.92	5
2014	7,729	1.8	15.5%	518,051	10.3	67.03	5
2015	108,486	25.0	40.5%	874,556	17.4	8.06	6
2016	5,564	1.3	41.8%	192,700	3.8	34.63	3
2017	19,439	4.5	46.3%	350,831	7.0	18.05	4
2018	2,757	0.6	46.9%	180,398	3.6	65.43	3
2019	9,434	2.2	49.1%	279,869	5.6	29.67	3
2020	46,948	10.8	59.9%	515,311	10.3	10.98	6
2021	7,268	1.7	61.6%	126,688	2.5	17.43	2
2022 & Thereafter	137,094	31.6	93.1%	486,012	9.7	3.55	3
Vacant	29,794	6.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	434,131	100.0%		$5,023,951	100.0%	$12.43	66

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Borrower owned collateral space only.
(3)	JC Penney (103,390 SF) is subject to a ground lease where only the fee interest in the land is owned by the borrower and serves as collateral for the Ashland Town Center Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ASHLAND TOWN CENTER

The following table presents certain information relating to historical leasing at the Ashland Town Center Property:

Historical Leased %(1)(2)

	2008	2009	2010
Owned Space	95.5%	88.2%	94.4%

(1)	As provided by the borrower which reflects average occupancy for the year.
(2)	Occupancy includes anchor, inline, theater, specialty tenants that are open, and tenants that are closed but still paying rent.

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical performance and the Underwritten Net Cash Flow at the Ashland Town Center Property:

Cash Flow Analysis(1)

	2009	2010	TTM (6/30/2011)	Underwritten(2)(3)	Underwritten $ per SF
Base Rent(4)	$4,103,160	$4,487,123	$4,720,139	$5,023,951	$11.57
Overage Rent	217,086	169,590	258,973	269,052	0.62
Kiosk/Temporary/Specialty(5)	344,730	438,093	485,596	282,825	0.65
Gross Up Vacancy	0	0	0	630,100	1.45
Total Rent	$4,664,976	$5,094,806	$5,464,708	$6,205,928	$14.30
Total Reimbursables	1,986,828	1,870,637	1,997,811	1,965,931	4.53
Other Rental Revenue(6)	59,142	61,872	66,145	57,090	0.13
Other Income(7)	135,041	116,210	131,777	133,693	0.31
Less Vacancy & Credit Loss	(107,305)	(36,112)	(5,915)	(630,100)	(1.45)
Effective Gross Income	$6,738,681	$7,107,413	$7,654,525	$7,732,541	$17.81

Total Operating Expenses	$2,226,522	$2,317,935	$2,325,489	$2,687,934	$6.19

Net Operating Income	$4,512,160	$4,789,478	$5,329,036	$5,044,608	$11.62
TI/LC	0	0	0	239,526	0.55
Capital Expenditures	0	0	0	95,509	0.22
Net Cash Flow	$4,512,160	$4,789,478	$5,329,036	$4,709,573	$10.85

(1)
Certain items such as termination income, interest expense, interest income, depreciation, amortization, debt service payments, any above market management fees and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Includes one tenant, Sbarro (770 SF; representing 1.1% of total underwritten rent and 0.2% of total GLA) that filed for bankruptcy on April 4, 2011. As of the Cut-off Date, Sbarro continues to operate and pay rent and has not indicated that the store will close.  See “Risk Factors– Performance of the Certificates Will Be Highly Dependent on the Performance of Tenants and Tenant Leases–Tenant Bankruptcy Could Result in a Rejection of the Related Lease”” in the Free Writing Prospectus.

(3)	Underwritten cash flow based on the 6/30/2011 rent roll with rent steps through 12/31/2011.
(4)	Underwritten base rent includes one tenant, Payless ShoeSource comprising 2,721 SF that paid rent based on a percentage of sales in lieu of base rent totaling $52,957.
(5)
Historical Kiosk/Temporary/Specialty income includes long-term specialty leasing tenants through 2010 and TTM 6/30/2011. For Underwritten purposes long-term specialty leasing tenants are included in base rent.

(6)	Other Rental Revenue includes other monthly tenant income.
(7)
Other Income includes marketing income from events, holiday events (i.e. Santa/Easter bunny photos, train), sponsorship income, gift card income, pay phone, stroller income, compactor pad rental fees, and other miscellaneous fees.

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Appraisal.  According to the appraisal, the Ashland Town Center Property had an “as-is” appraised value of $66,000,000 as of an effective date of April 6, 2011. The appraiser also indicated an “as stabilized” appraised value of $70,000,000 as of an effective date of May 1, 2012 which assumes the lease up of vacant junior anchor space.

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Environmental Matters.  The Phase I report dated April 12, 2011 recommended a Phase II Environmental Assessment to evaluate areas of the site for diesel range contamination. The Phase II concluded that soil and groundwater in one boring were impacted above Kentucky cleanup standards for storage tanks and surface releases. Based on discussion with the Kentucky Superfund program, since this contamination is related to historic use, it is not specifically required to be reported. However, it is recommended that regulatory closure for the contamination be obtained through a managed closure, which would entail applying an environmental covenant to the property to restrict potential exposure to the contamination. The environmental consultant estimates costs associated with the required delineation of the contamination and pursuit of the managed site closure including deed restriction would be in the range of $30,000-$40,000 and could be completed within one year. At origination, the borrower deposited $40,000 into a reserve account to cover additional testing to

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ASHLAND TOWN CENTER

determine the size of the contaminated area, and then apply a deed restriction to the land allowing the current continued use. In the event of future construction or excavation, then the deed restriction will require remediation of the contamination. The borrower will have up to 1 year to complete the additional testing and apply the deed restriction. If the borrower is diligently pursuing resolution upon the completion of 1 year, then the borrower will be granted additional time so long as it provides notice, prior to the expiration of the 1 year period, and reasonably satisfactory evidence of its continued diligent efforts every 6 months until completed.

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Market Overview and Competition.  The Ashland Town Center Property is located along the west side of Winchester Avenue (US Route 23), the main connection between Ashland and Pikeville, Kentucky. Interstate 64, the main arterial through the region running west to Lexington and Louisville, intersects with US Route 23 approximately 8 miles south of the Ashland Town Center Property. As of 2010, the population within a 20-mile radius of the Ashland Town Center Property was 253,998 with an average household income of $48,745.

The Ashland Town Center Property is a regional mall with a national and regional tenant mix. The closest regional malls with a comparable tenant mix include Huntington Mall (21.5 miles east), Charleston Town Center in Charleston, West Virginia (approximately 65 miles east) and Grand Central Mall in Vienna, West Virginia (approximately 113 miles northeast) which is also owned and operated by Glimcher Properties Limited Partnership, which is an affiliate of the borrower.

The following table presents certain information relating to the primary competition for the Ashland Town Center Property:

Competitive Set

	Ashland Town Center	Kyova Mall(1)	Huntington Mall(1)	Pullman Square(1)
Distance from Subject	NAP	6.5 miles South	21.5 miles East	12 miles East
Property Type	Regional Mall	Regional Center	Super-Regional Center/Mall	Lifestyle Retail
Year Built / Renovated	1989, 1998 / 2008	1989 / 2005	1981 / 2001	2004
Total GLA	434,131	448,515	1,228,962	170,300
Total Occupancy	93.1%	30.0%	99.0%	94.0%
Anchors	JC Penney Belk Women’s and Kid’s Belk Men’s and Home Store T.J. Maxx	Elder-Beerman, Sears, Phoenix Theaters	Elder-Beerman, Sears, Macy’s, JC Penney, Dick’s Sporting Goods, Borders, Old Navy, Cinemark	Marquee Cinema

(1)	Source: Appraisal.

■
The Borrower.  The borrower is ATC Glimcher, LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Ashland Town Center Loan.  The borrower is owned by Glimcher Properties Limited Partnership who is the non-recourse carveout guarantor under the Ashland Town Center Loan.

■
Escrows.  At origination, the borrower funded an escrow reserve in the amount of $324,305 in respect of certain tax expenses.  On each due date, the borrower is required to fund a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period, unless, in the case of the insurance premiums, the borrower provides evidence that the required insurance is being provided under a blanket policy and premiums for the policy year have been paid in full in advance.  In addition, at origination, the borrower deposited $85,895 into a reserve account to cover certain unfunded obligations of the borrower in respect of certain tenant improvements.  Further, at origination, the borrower deposited $40,000 into a reserve account to cover certain environmental remediation costs discussed under “—Environmental Matters” above.

In addition, on each due date, the borrower is required to fund (i) a tenant improvements and leasing commissions reserve in the monthly amount of $20,833, subject to a maximum total escrowed amount of $750,000 and (ii) a capital expenditure reserve in the monthly amount of $7,959.  Further, the borrower is

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ASHLAND TOWN CENTER

required to deposit any termination fee it receives in connection with the termination of a lease covering at least 2,500 gross leasable area into the tenant improvement and leasing commissions reserve.  In addition, on each due date during the continuance of a Belks Trigger Period, the borrower will be required to fund a reserve in the monthly amount of $62,500, subject to a maximum total escrowed amount of $750,000.

Furthermore, during the continuance of an Ashland Town Center Trigger Period, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service and budgeted operating expenses and the funding of required monthly escrows for real estate taxes, insurance, capital expenditures and tenant improvements and leasing commissions, be reserved and held as additional collateral for the Ashland Town Center Loan.

An “Ashland Town Center Trigger Period” means (i) any period commencing as of the end of any fiscal quarter in which the net operating income (as calculated under the loan agreement) of the Ashland Town Center Property for the prior twelve-month period is less than $4,267,456.45 and terminating as of the end of any two consecutive fiscal quarters in which the net operating income of the Ashland Town Center Property for the prior twelve-month period is equal to or greater than $4,267,456.45 or (ii) any period commencing when the borrower fails to deliver certain financial reports to the lender as required under the loan agreement and terminating when such reports are so delivered.

A “Belks Trigger Period” means any period from the date the Belk Women’s and Kid’s tenant gives notice of its intent to vacate its leased premises or otherwise goes dark and borrower fails to deposit $750,000 in cash or letter of credit into a reserve account and terminating as of the date that the entirety of the leased premises that was vacated is subject to one or more bona fide leases on substantially similar terms as the Belk Women’s and Kid’s lease (unless otherwise approved by the lender) and the replacement tenant has paid monthly rental payments for a minimum of two consecutive calendar months.

■
Lockbox and Cash Management.  The Ashland Town Center Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled cash management account or a blocked account.  The loan documents also require that the borrower cause all cash revenues relating to the Ashland Town Center Property and all other money received by the borrower or the property manager with respect to the Ashland Town Center Property to be deposited into the cash management account or blocked account by the end of the first business day following receipt.  All amounts in any blocked account are swept to the lender-controlled cash management account on each business day.  On each business day that no event of default under the Ashland Town Center Loan is continuing and no Ashland Town Center Trigger Period is continuing, all funds in the cash management accounts in excess of the amount required to pay debt service and fund required reserves on the next due date will be remitted to an account designated by the borrower.  During the continuance of an event of default under the Ashland Town Center Loan, the lender may apply any funds in the cash management account to amounts payable under the Ashland Town Center Loan and/or toward the payment of expenses of Ashland Town Center Property, in such order of priority as the lender may determine.

■
Property Management.  The Ashland Town Center Property is currently managed by Glimcher Properties Limited Partnership, as manager, and Glimcher Development Corporation, as services provider, each of which are affiliates of the borrower, pursuant to a management agreement.  Under the loan documents, the Ashland Town Center Property may not be managed by any other party, other than a management company approved by the lender and with respect to which Rating Agency Confirmation has been received.  The lender may require the borrower to replace the property manager if there is a material default by the property manager under the management agreement after the expiration of any applicable cure period, if an event of default under the Ashland Town Center Loan has occurred and is continuing or upon the filing of a bankruptcy petition or the occurrence of a similar event with respect to the property manager.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ASHLAND TOWN CENTER

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Ashland Town Center Property, plus twelve months of business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Ashland Town Center Loan as required by the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (not including the terrorism and earthquake components of that insurance), and if the cost of terrorism insurance exceeds that amount, the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to that amount.  The terrorism insurance is required to contain a deductible that is approved by the lender and is no larger than $100,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Ashland Town Center Property are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

APPLETREE BUSINESS PARK

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

APPLETREE BUSINESS PARK

AppleTree Business Park
2875 Union Road
Cheektowaga, NY 14227
Map © 2011 Cartifact, Inc.
Buffalo
Tonawanda
Kenmore
Williamsville
Cheektowaga
Sloan
Depew
West Seneca
Lackawanna
DOWNTOWN
BUFFALO NIAGARA INTERNATIONAL AIRPORT
Lake Erie

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

APPLETREE BUSINESS PARK

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Originator	GSCMC
Location (City/State)	Cheektowaga, New York	Cut-off Date Principal Balance	$37,890,537
Property Type	Office	Cut-off Date Principal Balance per SF	$88.84
Size (SF)	426,526	Percentage of Initial Pool Balance	2.2%
Total Occupancy as of 6/30/2011	97.4%	Number of Related Mortgage Loans	None
Owned Occupancy as of 6/30/2011	97.4%	Type of Security	Fee Simple
Year Built / Latest Renovation	1972 / 1991	Mortgage Rate	5.6660%
Appraised Value	$58,300,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Underwritten Revenues	$7,291,471
Underwritten Expenses	$2,632,122	Escrows
Underwritten Net Operating Income (NOI)	$4,659,349	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,961,948	Taxes	$271,554	$45,259
Cut-off Date LTV Ratio	65.0%	Insurance	$0	$0
LTV Ratio at Maturity	54.7%	Replacement Reserves	$0	$13,967
DSCR Based on Underwritten NOI / NCF	1.77x / 1.50x	TI/LC(1)	$1,500,000	$0
Debt Yield Based on Underwritten NOI / NCF	12.3% / 10.5%	Other(2)	$1,342,730	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$38,000,000	100.0%	Loan Payoff	$32,048,587	84.3%
Reserves	3,114,284	8.2
Sponsor Equity Distribution	2,145,117	5.6
Closing Costs	692,012	1.8
Total Sources	$38,000,000	100.0%	Total Uses	$38,000,000	100.0%

(1)	TI/LC account has a cap of $1,500,000.
(2)
The other upfront reserve represents the IRS holdover lease reserve ($750,000), a lease renewal reserve for a portion of the Catholic Health Care System space ($500,000) and a deferred maintenance reserve ($92,730).  The deferred maintenance reserve was released on July 25, 2011 once the borrower completed all required repairs.  See “-Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “AppleTree Business Park Loan”) is evidenced by a note in the original principal amount of $38,000,000 and is secured by a first mortgage encumbering an office building located in Cheektowaga, New York (the “AppleTree Business Park Property”).  The AppleTree Business Park Loan was originated by Goldman Sachs Commercial Mortgage Capital, L.P. and subsequently purchased by Goldman Sachs Mortgage Company.  The AppleTree Business Park Loan was originated on June 29, 2011 and represents approximately 2.2% of the Initial Pool Balance.  The note evidencing the AppleTree Business Park Loan had an outstanding principal balance as of the Cut-off Date of $37,890,537 and an interest rate of 5.6660% per annum.  The proceeds of the AppleTree Business Park Loan were used to refinance existing debt on the AppleTree Business Park Property.

The AppleTree Business Park Loan had an initial term of 120 months and has a remaining term of 117 months.  The AppleTree Business Park Loan requires payments of principal and interest based on a 30-year amortization schedule.  The scheduled maturity date is the due date in July 2021.  The borrower has the option to extend the scheduled maturity date for one year subject to certain conditions described under “—Hyperamortization Summary” below.

Voluntary prepayment of the AppleTree Business Park Loan is prohibited prior to January 6, 2021.  Defeasance with direct, non-callable AAA-rated obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization closing date.

■
The Mortgaged Property. The AppleTree Business Park Property is a 426,526 SF office building comprised of 1 and 2-story sections with surface parking providing 3,500 parking spaces. The AppleTree Business Park Property is located 5 miles east of the Buffalo central business district. The AppleTree Business Park Property was built in 1972 as a regional shopping mall and was converted to office use in 1991. The AppleTree Business Park Property is occupied by IRS (GSA), Time Warner, Catholic Health Care System, Empire State College, AT&T, Hospice and Veteran’s Hospital (GSA). As of June 30, 2011, the Total Occupancy and Owned Occupancy were both 97.4%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

APPLETREE BUSINESS PARK

The following table presents certain information relating to the tenants at the AppleTree Business Park Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration
IRS (GSA)	AAA / Aaa / AA+	90,088	21.1%	$2,313,460	33.1%	$25.68	12/26/2015
Time Warner	BBB / Baa2 / BBB	55,606	13.0	826,753	11.8	14.87	(2)
Catholic Health Care System(3)	NR / NR / NR	67,446	15.8	795,163	11.4	11.79	(4)
IRS Pad (GSA)	AAA / Aaa / AA+	32,341	7.6	751,605	10.7	23.24	(5)
Empire State College	NR / NR / NR	21,384	5.0	358,182	5.1	16.75	10/31/2016
AT&T(6)	A / A2 / A-	21,481	5.0	267,660	3.8	12.46	10/31/2015
Hospice(7)	NR / NR / NR	15,921	3.7	237,223	3.4	14.90	7/31/2021
Veteran’s Hospital (GSA)	AAA / Aaa / AA+	8,835	2.1	207,623	3.0	23.50	8/31/2013
YRC Enterprise(8)	NR / Ca / CCC	17,727	4.2	194,997	2.8	11.00	1/31/2016
Special Funds Conservation Committee	NR / NR / NR	12,600	3.0	192,150	2.7	15.25	12/31/2019
Ten Largest Tenants		343,429	80.5%	$6,144,815	87.9%	$17.89
Remaining Tenants		71,851	16.8	847,416	12.1	11.79
Vacant		11,246	2.6	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		426,526	100.0%	$6,992,231	100.0%	$16.84

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Time Warner has 53,206 SF (base rent of $14.90 psf) expiring on 9/30/2013 and 2,400 SF (base rent of $14.16 psf) expiring on 6/30/2015.
(3)	One-time early termination clause in 2012.
(4)	Catholic Health Care System has 33,959 SF (base rent of $10.86 psf) which is MTM and 33,487 SF (base rent of $12.73 psf) expiring on 12/31/2013.
(5)	IRS Pad (GSA) is paying rent on a month-to-month basis. A new lease is currently out for signature. We cannot assure you that the lease renewal will be executed.
(6)	AT&T SF includes 1 SF attributable to an antenna which accounts for $9,900 in base rent with an expiration on 12/31/2015.
(7)	Hospice may terminate with 180 days notice anytime during the 60th through 72nd month of the lease term which commenced on 6/1/2011.
(8)	YRC Enterprise may terminate lease with 4 months prior written notice.

The following table presents the lease rollover schedule at the AppleTree Business Park Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	67,235	15.8%	15.8%	$1,135,251	16.2%	$16.88	5
2011	0	0.0	15.8%	0	0.0	0.00	0
2012	13,241	3.1	18.9%	189,718	2.7	14.33	4
2013	104,215	24.4	43.3%	1,500,746	21.5	14.40	5
2014	0	0.0	43.3%	0	0.0	0.00	0
2015	127,055	29.8	73.1%	2,756,051	39.4	21.69	7
2016	57,729	13.5	86.6%	811,767	11.6	14.06	5
2017	0	0.0	86.6%	0	0.0	0.00	0
2018	7,510	1.8	88.4%	75,000	1.1	9.99	1
2019	12,600	3.0	91.3%	192,150	2.7	15.25	1
2020	0	0.0	91.3%	0	0.0	0.00	0
2021	24,496	5.7	97.1%	331,548	4.7	13.53	2
2022 & Thereafter	1,199	0.3	97.4%	0	0.0	0.00	1
Vacant	11,246	2.6	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	426,526	100.0%		$6,992,231	100.0%	$16.84	31

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the AppleTree Business Park Property:

Historical Leased %(1)

	2008	2009	2010
Owned Space	87.7%	97.5%	92.2%

(1)	As provided by the borrower which reflects average occupancy for the year.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

APPLETREE BUSINESS PARK

The following table presents certain information relating to recent leasing activity at the AppleTree Business Park Property:

Recent Leasing Activity(1)

Tenant	SF	Lease Begin	Lease Term (yrs.)	Actual Rent ($ psf)	Tenant Improvements ($ psf)
Hospice	15,921	June 2011	10	$14.90	$25.00
Renal Care	8,575	June 2011	10	$11.00	$0.00
Consumer Contact	6,600	December 2010	6	$18.65	$0.00
Time Warner (Pad Site)	2,400	May 2010	5	$13.96	$83.23

(1)	Source: Appraisal.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the AppleTree Business Park Property:

Cash Flow Analysis(1)

	2009	2010	TTM 6/30/2011	Underwritten(2)	Underwritten $ per SF
Base Rent	$6,190,833	$6,577,037	$6,570,898	$6,992,231	$16.39
Overage Rent	0	0	0	3,534	0.01
Gross Up Vacancy	0	0	0	208,051	0.49
Total Rent	$6,190,833	$6,577,037	$6,570,898	$7,203,816	$16.89
Total Reimbursables	808,578	812,618	871,641	823,053	1.93
Parking Income	0	0	0	0	0.00
Other Income	0	0	0	0	0.00
Less Vacancy & Credit Loss	0	0	0	(735,398)	(1.72)
Effective Gross Income	$6,999,411	$7,389,655	$7,442,539	$7,291,471	$17.10

Total Operating Expenses	$2,358,171	$2,511,112	$2,599,422	$2,632,122	$6.17

Net Operating Income	$4,641,240	$4,878,543	$4,843,117	$4,659,349	$10.92
TI/LC	0	0	0	529,794	1.24
Capital Expenditures	0	0	0	167,607	0.39
Net Cash Flow	$4,641,240	$4,878,543	$4,843,117	$3,961,948	$9.29

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the 6/30/2011 rent roll with rent steps through 12/31/2011.

■	Appraisal. According to the appraisal, the AppleTree Business Park Property had an “as-is” appraised value of $58,300,000 as of an effective date of May 3, 2011.

■
Environmental Matters.  The Phase I report, dated April 26, 2011, recommended the development of an asbestos O&M Program to address any potential asbestos and lead-based paint present at the AppleTree Business Park Property and recommended New York State Electric & Gas (“NYSEG”) to conduct the appropriate response actions to remove the impacted concrete pad and any underlying impacted soils due to the identified release of dielectric fluid reported to NYSEG.

■
Market Overview and Competition.  The AppleTree Business Park Property is located in the East Buffalo submarket within the overall Buffalo, New York area. The AppleTree Business Park Property fronts Union Road, which is a main thoroughfare running north and south through Cheektowaga.  Freeway access to the AppleTree Business Park Property is provided by the Governor Thomas E. Dewey Thruway (I-90), I-190 and I-290.  The AppleTree Business Park Property is located approximately three miles from the Buffalo Niagara International Airport.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

APPLETREE BUSINESS PARK

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the AppleTree Business Park Property:

Office Lease Comparables(1)

	AppleTree Business Park	Avant(2)	2410 North Forest Road(2)	6400 Sheridan Drive(2)	6467 Main Street(2)	Windsong Medical Center(2)
Year Built	1972	1975	2008	2002	1999	1998
Total GLA	426,526	100,945	106,819	154,262	52,382	76,921
Total Occupancy	97%	N/A	N/A	N/A	N/A	N/A
Quoted Rent Rate PSF	$16.84	$19.11-$25.88	$21.00-$22.20	$19.43-23.00	$17.00-$20.00	$22.04-$24.90
Expense Basis	Modified Gross	Modified Gross	NNN	Gross	NNN	Modified Gross

(1)	Certain lease comparables shown in the above table may be renewals.
(2)	Source: Appraisal.

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the AppleTree Business Park Property:

Office Sales Comparables(1)

Property Name	City/State	Sale Date	Year Built	NRA (SF)	Sale Price	Sale Price PSF(2)	Occupancy
AppleTree Business Park	Cheektowaga, NY	NAP	1972	426,526	NAP	NAP	97%
HealthNow Headquarters	Buffalo, NY	December 2010	2007	430,458	$84,500,000	$196.30	100%
Hartford Corporate Plaza	Clinton, NY	December 2010	2008	122,760	$17,600,000	$143.37	100%
King of Prussia Business Center	King of Prussia, PA	December 2010	1974	175,990	$17,375,000	$98.73	73%
Time Warner Cable Division	East Syracuse, NY	October 2010	2000	108,602	$18,050,000	$166.20	100%
90 Air Park Drive	Rochester, NY	October 2010	2002	41,600	$3,775,000	$90.75	100%
Cranberry Woods Office Park	Cranberry, PA	August 2009	2007	452,913	$89,500,000	$197.61	100%

(1)	Source: Appraisal.
(2)	Transaction amount adjusted for cash equivalency and/or deferred maintenance (where applicable).

■
The Borrower.  The borrower is Appletree Realty Holdings, LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the AppleTree Business Park Loan.  AmCap, Incorporated is the non-recourse carveout guarantor under the AppleTree Business Park Loan.  Additionally, Jay A. Kaiser is also a guarantor with respect to certain of the non-recourse carveouts.

■
Escrows.  On each due date, the borrower is required to fund a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period, other than taxes paid by certain tenants and unless, in the case of the insurance premiums, the borrower provides evidence that the required insurance is being provided under a blanket policy and premiums for the policy year have been paid in full in advance.  In addition, at origination, the borrower deposited (i) $1,500,000 into a reserve account in respect of certain tenant improvements and leasing commissions, (ii) $750,000 into a lease renewal reserve account in respect of the smaller lease space occupied by the IRS (GSA), (iii) $500,000 into a lease renewal reserve account in respect of the lease space occupied by Catholic Health Care System and (iv) $92,730 into a reserve account for certain deferred maintenance conditions.

In addition, on each due date, the borrower is required to fund (i) a capital expenditure reserve in the monthly amount of $13,967 and (ii) a tenant improvements and leasing commissions reserve in the monthly amount of (x) $1,500,000 minus the then-existing balance of the reserve, divided by (y) the number of months for which the existing IRS (GSA) lease is renewed or for the term of any new lease entered for the larger lease space occupied by the IRS (GSA), subject to a maximum total escrowed amount of $1,500,000.  Further, the borrower is required to deposit any termination fee it receives in connection with the termination of a lease into the tenant improvements and leasing commissions account up to an amount equal to $25.00 psf times the rentable SF subject to the termination.  In addition, the borrower is required to establish a reserve account for the deposit of casualty or condemnation loss proceeds.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

APPLETREE BUSINESS PARK

Furthermore, during the continuance of a AppleTree Business Park Trigger Period, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service and budgeted operating expenses and the funding of required monthly escrows for real estate taxes, insurance, capital expenditures and tenant improvements and leasing commissions, be reserved and held as additional collateral for the AppleTree Business Park Loan.

An “AppleTree Business Park Trigger Period” means (i) any period commencing as of the end of any fiscal quarter in which the debt service coverage ratio (as calculated under the loan agreement) of the AppleTree Business Park Property for the prior twelve-month period is less than 1.20x and terminating as of the end of any two consecutive fiscal quarters in which the debt service coverage ratio (as calculated under the loan agreement) of the AppleTree Business Park Property for the prior twelve-month period is greater than 1.20x or (ii) any period commencing when the borrower fails to deliver certain financial reports to the lender as required under the loan agreement and terminating when such reports are so delivered.

■
Lockbox and Cash Management.  The AppleTree Business Park Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled cash management account or a blocked account.  The loan documents also require that the borrower cause all cash revenues relating to the AppleTree Business Park Property and all other money received by the borrower or the property manager with respect to the AppleTree Business Park Property to be deposited into the cash management account or blocked account by the end of the first business day following receipt.  All amounts in any blocked account are swept to the lender-controlled cash management account on each business day.  On each business day that no event of default under the AppleTree Business Park Loan is continuing and no AppleTree Business Park Trigger Period is continuing, all funds in the cash management accounts in excess of the amount required to pay debt service and fund required reserves on the next due date will be remitted to an account maintained by the borrower in respect of operating expenses for the AppleTree Business Park Property.  During the continuance of an event of default under the AppleTree Business Park Loan, the lender may apply any funds in the cash management account to amounts payable under the AppleTree Business Park Loan and/or toward the payment of expenses of AppleTree Business Park Property, in such order of priority as the lender may determine.

■
Property Management.  The AppleTree Business Park Property is currently managed by AmCap, Incorporated, an affiliate of the borrower, pursuant to a management agreement.  Under the loan documents, the AppleTree Business Park Property may not be managed by any other party, other than a management company reasonably approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may require the borrower to replace the property manager if there is a material default by the property manager under the management agreement after the expiration of any applicable cure period, if an event of default under the AppleTree Business Park Loan has occurred and is continuing or upon the filing of a bankruptcy petition or the occurrence of a similar event with respect to the property manager.

■
Hyperamortization Summary. The AppleTree Business Park Loan has an initial scheduled maturity date of July 6, 2021.  The borrower is permitted to extend the initial scheduled maturity date for one year upon the satisfaction of certain conditions, including the payment of an extension fee equal to $50,000.  In the event that the borrower exercises its option to extend the initial scheduled maturity date, the interest rate will automatically increase to the greater of (i) the initial interest rate plus 200 basis points and (ii) the swap rate as of the initial scheduled maturity date plus 410 basis points (the “Adjusted Interest Rate”).  After the initial scheduled maturity date, interest will be due and payable at the initial interest rate and additional interest attributable to the Adjusted Interest Rate will be deferred and added to the outstanding principal balance (although the deferred interest may not bear interest) as of each due date.  Additionally, after the initial scheduled maturity date, all excess cash will be used to hyperamortize the AppleTree Business Park Loan. Provided that the borrowers do not repay the AppleTree Business Park Loan in full on the scheduled initial maturity date, the estimated balance of the AppleTree Business Park Loan upon the extended maturity date would be approximately $31,694,886 with an interest rate of 5.6660%, 1-year loan term and 20-year amortization term, assuming the Adjusted Interest Rate is the initial interest rate plus 200 basis points (7.6660%) and no excess cash flow is used to paydown the outstanding

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

APPLETREE BUSINESS PARK

principal balance. The final maturity loan-to-value ratio based on the estimated final maturity balance of $31,694,886 and the appraised value of $58,300,000 is 54.4%.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for certified and non-certified acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the AppleTree Business Park Property, plus twelve months of business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the AppleTree Business Park Loan as required by the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (not including the terrorism and earthquake components of that insurance), and if the cost of terrorism insurance exceeds that amount, the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to that amount.  The terrorism insurance is required to contain a deductible that is approved by the lender and is no larger than $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the AppleTree Business Park Property are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

LAKE BUENA VISTA FACTORY STORES PHASES I & II

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	2	Originator	GSCMC
Location (City/State)	Orlando, Florida	Cut-off Date Principal Balance	$35,440,329
Property Type	Retail	Cut-off Date Principal Balance per SF(1)	$151.69
Size (SF)	233,637	Percentage of Initial Pool Balance	2.0%
Total Occupancy as of 8/1/2011	97.4%	Number of Related Mortgage Loans(1)	2
Owned Occupancy as of 8/1/2011	97.4%	Type of Security	Fee Simple
Year Built / Latest Renovation	1996-1999, 2004 / 2004	Mortgage Rate	6.1815%
Appraised Value	$ 51,500,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Underwritten Revenues	$7,516,425
Underwritten Expenses	$2,462,624	Escrows
Underwritten Net Operating Income (NOI)	$5,053,801	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,732,345	Taxes	$170,776	$34,155
Cut-off Date LTV Ratio(1)	68.8%	Insurance	$90,564	$11,884
LTV Ratio at Maturity(1)	59.0%	Replacement Reserves	$8,292	$8,292
DSCR Based on Underwritten NOI / NCF(1)	1.93x / 1.81x	TI/LC	$1,200,000	$0
Debt Yield Based on Underwritten NOI / NCF(1)	14.3% / 13.4%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$35,630,000	100.0%	Loan Payoff	$22,739,279	63.8%
Sponsor Equity Distribution	9,606,553	27.0
Closing Costs	1,814,537	5.1
Reserves	1,469,631	4.1
Total Sources	$35,630,000	100.0%	Total Uses	$35,630,000	100.0%

(1)
With respect to the Lake Buena Vista Factory Stores Phase I and Lake Buena Vista Factory Stores Phase II mortgage loans, which are cross-collateralized and cross-defaulted with each other, the Cut-off Date LTV Ratio, the LTV Ratio at Maturity, the DSCR Based on Underwritten NOI / NCF, the Debt Yield Based on Underwritten NOI / NCF and the Cut-off Date Principal Balance per SF of the mortgage loans are presented in the aggregate.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Lake Buena Vista Factory Stores Phases I & II Properties:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost
VF Factory Outlet	NR / A3 / A-	26,428	11.3%	$436,062	6.9%	$16.50	7/2/2016	$190	11.9%
Reebok(3)	NR / NR / NR	10,000	4.3	340,000	5.4	34.00	6/20/2012	$287	14.6%
Nike	NR / A1 / A+	14,000	6.0	322,000	5.1	23.00	9/30/2015	$491	4.7%
Gap(4)	BBB- / Baa3 / BB+	9,000	3.9	303,555	4.8	33.73	8/31/2014	$732	4.6%
Reese Food Court	NR / NR / NR	6,047	2.6	264,600	4.2	43.76	2/15/2014	$139	31.4%
Dress Barn	NR / NR / NR	9,000	3.9	225,000	3.6	25.00	6/30/2012	$128	26.5%
Oshkosh B’Gosh(5)	NR / NR / BB+	6,000	2.6	216,000	3.4	36.00	11/30/2011	$289	15.2%
Old Navy Outlet	BBB- / Baa3 / BB+	12,000	5.1	216,000	3.4	18.00	4/30/2017	$396	4.5%
Tommy Hilfiger	NR / B2 / BB+	7,050	3.0	215,025	3.4	30.50	8/31/2012	$726	5.4%
Disney Character Outlet	A / A2 / A	6,500	2.8	208,000	3.3	32.00	1/31/2015	$142	28.3%
Ten Largest Owned Tenants		106,025	45.4%	$2,746,242	43.7%	$25.90
Remaining Owned Tenants		121,612	52.1	3,545,090	56.3	29.15
Vacant		6,000	2.6	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		233,637	100.0%	$6,291,331	100.0%	$27.64

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales are as of June 30, 2011.
(3)	Reebok has a one-time right to terminate if occupancy falls below 70% for a period of 12 months.
(4)	Gap has a one-time right to terminate if occupancy falls below 70% for a period of 12 months.
(5)	Oshkosh B’Gosh has a one-time right to terminate if occupancy falls below 80% for a period of 6 months.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

LAKE BUENA VISTA FACTORY STORES PHASES I & II

The following table presents certain information relating to the lease rollover schedule at the Lake Buena Vista Factory Stores Phases I & II Properties:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	5,205	2.2%	2.2%	$169,800	2.7%	$32.62	3
2011	6,000	2.6	4.8%	216,000	3.4	36.00	1
2012	45,275	19.4	24.2%	1,434,305	22.8	31.68	12
2013	9,025	3.9	28.0%	354,850	5.6	39.32	5
2014	36,711	15.7	43.7%	1,001,521	15.9	27.28	8
2015	23,850	10.2	54.0%	664,000	10.6	27.84	4
2016	63,076	27.0	81.0%	1,517,440	24.1	24.06	12
2017	26,150	11.2	92.1%	492,250	7.8	18.82	3
2018	9,345	4.0	96.1%	309,165	4.9	33.08	2
2019	3,000	1.3	97.4%	132,000	2.1	44.00	1
2020	0	0.0	97.4%	0	0.0	0.00	0
2021	0	0.0	97.4%	0	0.0	0.00	0
2022 & Thereafter	0	0.0	97.4%	0	0.0	0.00	0
Vacant	6,000	2.6	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	233,637	100.0%		$6,291,331	100.0%	$27.64	51

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Lake Buena Vista Factory Stores Phases I & II Properties:

Historical Leased %(1)

	2007	2008	2009	2010
Owned Space	98.4%	100.0%	100.0%	94.0%

(1)	As provided by the borrower which reflects average occupancy for the year.

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Lake Buena Vista Factory Stores Phases I & II Properties:

Cash Flow Analysis(1)

	2009	2010	TTM 6/30/2011	Underwritten(2)	Underwritten $ per SF
Base Rent	$5,155,230	$5,234,759	$5,471,697	$6,291,331	$26.93
Overage Rent(3)	660,524	671,260	770,762	219,860	0.94
Other Rental Revenue	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	216,000	0.92
Total Rent	$5,815,754	$5,906,019	$6,242,458	$6,727,192	$28.79
Total Reimbursables	1,352,927	1,362,973	1,409,863	1,184,835	5.07
Other Income	3,858	2,992	4,721	0	0.00
Vacancy & Credit Loss	0	0	0	(395,601)	(1.69)
Effective Gross Income	$7,172,539	$7,271,984	$7,657,042	$7,516,425	$32.17

Total Operating Expenses	$2,574,117	$2,520,369	$2,513,267	$2,462,624	$10.54

Net Operating Income	$4,598,422	$4,751,615	$5,143,775	$5,053,801	$21.63
TI/LC	22,919	50,185	37,392	221,955	0.95
Capital Expenditures	0	0	0	99,501	0.43
Net Cash Flow	$4,575,503	$4,701,430	$5,106,383	$4,732,345	$20.26

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow based on the 8/1/2011 rent roll with rent steps through 12/31/2011.
(3)
Easy Spirit and Gap pay only percentage rent, although a minimum base rent is specified in their leases, and Nine West and Timberland pay percentage rent with no minimum rent (Timberland switches to fixed rent in October 2011 - $31.00 psf).  For underwriting purposes, the current rent for these four tenants ($525,573) is included in base rent and the above $219,860 reflects only the overage rent being paid by tenants that have exceeded the sales break points specified in their leases.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CHAMPLAIN CENTRE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Originator	GSCMC
Location (City/State)	Plattsburgh, New York	Cut-off Date Principal Balance	$34,812,036
Property Type	Retail	Cut-off Date Principal Balance per SF	$71.84
Size (SF)	484,556	Percentage of Initial Pool Balance	2.0%
Total Occupancy as of 8/1/2011	93.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 8/1/2011	91.2%	Type of Security	Fee Simple
Year Built / Latest Renovation	1987, 2004, 2006 / 2010	Mortgage Rate	5.2275%
Appraised Value	$61,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Underwritten Revenues	$8,689,032
Underwritten Expenses	$3,745,655	Escrows
Underwritten Net Operating Income (NOI)	$4,943,377	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,494,076	Taxes	$385,364	$77,073
Cut-off Date LTV Ratio	57.1%	Insurance	$100,556	$10,056
LTV Ratio at Maturity	47.5%	Replacement Reserves	$11,220	$11,220
DSCR Based on Underwritten NOI / NCF	2.14x / 1.94x	TI/LC(1)	$25,000	$25,000
Debt Yield Based on Underwritten NOI / NCF	14.2% / 12.9%	Other(2)	$699,669	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$35,000,000	100.0%	Loan Payoff	$28,109,120	80.3%
Sponsor Equity Distribution	5,227,341	14.9
Reserves	1,221,809	3.5
Closing Costs	441,731	1.3
Total Sources	$35,000,000	100.0%	Total Uses	$35,000,000	100.0%

(1)	TI/LC reserve has a cap of $400,000.
(2)	The other upfront reserve represents an unfunded obligation reserve ($690,169), and a deferred maintenance reserve ($9,500).

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Champlain Centre Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF/Screen(2)	Occupancy Cost
Anchors
Target	A- / A2 / A+	126,000	20.6%	No	$189,000	$1.50	NA	$238	0.6%
Sears	NR / NR / B+	85,456	14.0	Yes	$286,278	$3.35	6/21/2017	$133	2.5%
Dick’s Sporting Goods	NR / NR / NR	52,000	8.5	Yes	$606,696	$11.67	8/31/2018	$151	7.7%
Gander Mountain	NR / NR / NR	51,853	8.5	Yes	$647,648	$12.49	10/31/2014	$133	9.4%
JC Penney	BBB- / NR / BB+	51,282	8.4	Yes	$253,967	$4.95	6/30/2017	$220	2.2%
Total Anchors		366,591	60.0%

Jr. Anchors
Regal Cinemas	BB / B2 / B+	26,250	4.3%	Yes	$192,000	$7.31	6/30/2017	$132,523	18.1%
Best Buy	BBB- / Baa2 / BBB-	20,000	3.3	Yes	$322,024	$16.10	1/31/2017	$785	2.1%
Old Navy(3)	BBB- / Baa3 / BB+	15,838	2.6	Yes	$234,402	$14.80	8/31/2014	$215	6.9%
FYE/Record Town		11,981	2.0	Yes	$150,000	$12.52	1/31/2012	$140	8.9%
Total Jr. Anchors		74,069	12.1%

Occupied In-line		127,423	20.9%		$4,766,923	$37.41
Occupied Outparcel		0	0.0%		$0	$0.00
Occupied Kiosk		0	0.0%		$0	$0.00
Vacant Spaces(4)		42,473	7.0%		$0	$0.00
Total Owned SF		484,556	79.4%
Total SF		610,556	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Sales for the above Anchor and Jr. Anchor tenants are as of December 31, 2010.
(3)	Old Navy’s lease is out for signature (3-year term at a maximum of 7% of sales or $14.80 base rent psf). We cannot assure you that the lease renewal will be executed.
(4)
17,000 SF of the total vacant space is attributable to the space occupied by Borders which expects to vacate its space in December 2011 due to its Chapter 11 bankruptcy filing. We cannot assure you that the space subject to any of the Borders Group Inc. leases will be re-let in a timely manner or at all. See “Risk Factors–Performance of the Certificates Will Be Highly Dependent on the Performance of Tenants and Tenant Leases–Tenant Bankruptcy Could Result in a Rejection of the Related Lease” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CHAMPLAIN CENTRE

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Champlain Centre Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF/Screen(3)	Occupancy Cost
Gander Mountain	NR / NR / NR	51,853	10.7%	$440,088	8.2%	$8.49	10/31/2014	$133	9.4%
Dick’s Sporting Goods	NR / NR / NR	52,000	10.7	351,000	6.5	6.75	8/31/2018	$151	7.7%
Best Buy	BBB- / Baa2 / BBB-	20,000	4.1	269,400	5.0	13.47	1/31/2017	$785	2.1%
American Eagle	NR / NR / NR	6,148	1.3	239,435	4.4	38.95	1/31/2012	$394	11.3%
Sears	NR / NR / B+	85,456	17.6	235,004	4.4	2.75	6/21/2017	$133	2.5%
Old Navy(4)	BBB- / Baa3 / BB+	15,838	3.3	234,402	4.3	14.80	8/31/2014	$215	6.9%
Regal Cinemas	BB / B2 / B+	26,250	5.4	192,000	3.6	7.31	6/30/2017	$132,523	18.1%
Dress Barn	NR / NR / NR	7,633	1.6	172,170	3.2	22.56	6/30/2019	$139	17.4%
Hollister	NR / NR / NR	6,342	1.3	158,550	2.9	25.00	1/31/2019	$281	8.9%
Burger King	NR / NR / NR	1,368	0.3	155,209	2.9	113.46	6/30/2014	$647	18.3%
Ten Largest Owned Tenants		272,888	56.3%	$2,447,258	45.4%	$8.97
Remaining Owned Tenants		169,195	34.9	2,943,064	54.6	17.39
Vacant Spaces (Owned Space)(5)		42,473	8.8	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		484,556	100.0%	$5,390,322	100.0%	$12.19

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Borrower owned space. Does not include non-owned anchors or outparcels.
(3)	Tenant sales for Gander Mountain, Dick’s Sporting Goods, Best Buy, Sears, Old Navy and Regal Cinemas are as of December 31, 2010. All other tenant sales are as of June 30, 2011.
(4)	Old Navy’s lease is out for signature (3-year term at a maximum of 7% of sales or $14.80 base rent psf). We cannot assure you that the lease renewal will be executed.
(5)
17,000 SF of the total vacant space is attributable to the space occupied by Borders which expects to vacate its space in December 2011 due to its Chapter 11 bankruptcy filing. We cannot assure you that the space subject to any of the Borders Group Inc. leases will be re-let in a timely manner or at all. See “Risk Factors–Performance of the Certificates Will Be Highly Dependent on the Performance of Tenants and Tenant Leases–Tenant Bankruptcy Could Result in a Rejection of the Related Lease” in the Free Writing Prospectus.

The following table presents the lease rollover schedule at the Champlain Centre Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	1,237	0.3%	0.3%	$35,000	0.6%	$28.29	1
2011	16,066	3.3	3.6%	111,333	2.1	6.93	6
2012	33,719	7.0	10.5%	806,208	15.0	23.91	12
2013	12,248	2.5	13.1%	301,309	5.6	24.60	6
2014	72,439	14.9	28.0%	1,089,545	20.2	15.04	9
2015	2,437	0.5	28.5%	121,668	2.3	49.93	3
2016	7,235	1.5	30.0%	205,301	3.8	28.38	5
2017	197,663	40.8	70.8%	1,388,612	25.8	7.03	9
2018	60,434	12.5	83.3%	527,691	9.8	8.73	3
2019	19,954	4.1	87.4%	438,363	8.1	21.97	3
2020	1,858	0.4	87.8%	123,355	2.3	66.39	2
2021	8,494	1.8	89.5%	161,604	3.0	19.03	4
2022 & Thereafter	8,299	1.7	91.2%	80,334	1.5	9.68	1
Vacant	42,473	8.8	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	484,556	100.0%		$5,390,322	100.0%	$12.19	64

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Borrower owned collateral space only. Does not include Non-owned Anchors (Target).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CHAMPLAIN CENTRE

The following table presents certain information relating to historical leasing at the Champlain Centre Property:

Historical Leased %(1)

	2008	2009	2010
Owned Space	95.1%	96.9%	97.0%

(1)	As provided by the borrower which reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Champlain Centre Property:

Cash Flow Analysis(1)

	2009	2010	TTM 6/30/2011	Underwritten(2)	Underwritten $ per SF
Base Rent(3)	$6,178,921	$6,026,024	$5,687,904	$5,390,322	$11.12
Overage Rent	299,348	164,380	213,904	228,144	0.47
Other Rental Revenue(4)	399,640	432,843	439,137	439,137	0.91
Gross Up Vacancy	0	0	0	988,117	2.04
Total Rent	$6,877,909	$6,623,247	$6,340,945	$7,045,721	$14.54
Total Reimbursables	2,864,295	2,718,262	2,693,917	2,614,768	5.40
Other Income(5)	15,748	14,437	16,660	16,660	0.03
Vacancy & Credit Loss	(420,774)	(280,151)	(276,200)	(988,117)	(2.04)
Effective Gross Income	$9,337,178	$9,075,795	$8,775,322	$8,689,032	$17.93

Total Operating Expenses	$3,860,791	$3,587,418	$3,773,453	$3,745,655	$7.73

Net Operating Income	$5,476,387	$5,488,377	$5,001,869	$4,943,377	$10.20
TI/LC	0	0	0	314,666	0.65
Capital Expenditures	0	0	0	134,634	0.28
Net Cash Flow	$5,476,387	$5,488,377	$5,001,869	$4,494,076	$9.27

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the 8/1/2011 rent roll with rent steps through 12/31/2011.
(3)	Underwritten base rent includes tenants who pay rent based on a percentage of sales in lieu of base rent.
(4)	Other rental revenue includes rental revenue from kiosk, temporary, specialty and other tenants.
(5)	Other income includes sprinkler income, stroller income and other miscellaneous income.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PRENTISS CREEK APARTMENTS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Originator	RAIT
Location (City/State)	Downers Grove, Illinois	Cut-off Date Principal Balance	$34,331,868
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$49,045.53
Size (Units)	700	Percentage of Initial Pool Balance	2.0%
Total Occupancy as of 8/24/2011	90.4%	Number of Related Mortgage Loans	None
Owned Occupancy as of 8/24/2011	90.4%	Type of Security	Fee Simple
Year Built / Latest Renovation	1972 / 2008, 2010	Mortgage Rate	5.6700%
Appraised Value	$51,200,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Underwritten Revenues	$6,914,501
Underwritten Expenses	$3,277,833	Escrows
Underwritten Net Operating Income (NOI)	$3,636,668	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,426,668	Taxes	$982,831	$41,689
Cut-off Date LTV Ratio	67.1%	Insurance	$133,027	$13,108
LTV Ratio at Maturity	56.6%	Replacement Reserves	$0	$17,500
DSCR Based on Underwritten NOI / NCF	1.52x / 1.43x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.6% / 10.0%	Other(1)	$1,248,705	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$34,500,000	65.6%	Purchase Price	$49,300,000	93.8%
Sponsor Equity	11,529,194	21.9	Reserves	2,364,562	4.5
Subordinate Debt	5,000,000	9.5	Closing Costs	904,514	1.7
Other	1,539,882	2.9
Total Sources	$52,569,076	100.0%	Total Uses	$52,569,076	100.0%

(1)	The other upfront reserve represents a deferred maintenance reserve for various purposes at the property including parking lot repair and resurface.

The following table presents certain information relating to historical leasing at the Prentiss Creek Apartments Property:

Historical Leased %(1)

	2008	2009	2010
Owned Space	86.0%	93.3%	93.8%

(1)	As provided by the borrower which reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Prentiss Creek Apartments Property:

Cash Flow Analysis(1)

	2009	2010	TTM 2/28/2011	Underwritten(2)	Underwritten $ per unit
Base Rent	$6,653,212	$6,539,384	$6,523,349	$6,012,936	$8,589.91
Gross Up Vacancy	0	0	0	532,865	761.24
Total Rent	$6,653,212	$6,539,384	$6,523,349	$6,545,801	$9,351.14
Other Income	470,241	882,128	901,565	901,565	1,287.95
Less Vacancy & Credit Loss	(404,580)	(614,289)	(571,980)	(532,865)	(761.24)
Effective Gross Income	$6,718,873	$6,807,223	$6,852,934	$6,914,501	$9,877.86

Total Operating Expenses	$3,241,695	$3,283,104	$3,259,449	$3,277,833	$4,682.62

Net Operating Income	$3,477,178	$3,524,119	$3,593,485	$3,636,668	$5,195.24
Capital Expenditures	0	0	0	210,000	300.00
Net Cash Flow	$3,477,178	$3,524,119	$3,593,485	$3,426,668	$4,895.24

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the 2/28/2011 rent roll.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RED LION HOTEL – SEATTLE, WA

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Originator	CGMRC
Location (City/State)	Seattle, Washington	Cut-off Date Principal Balance	$31,866,096
Property Type	Hospitality	Cut-off Date Principal Balance per Room	$107,293.25
Size (Rooms)	297	Percentage of Initial Pool Balance	1.8%
Total 12-Month Occupancy as of 7/31/2011	75.7%	Number of Related Mortgage Loans	None
Owned 12-Month Occupancy as of 7/31/2011	75.7%	Type of Security	Fee Simple
Year Built / Latest Renovation	1973 / 2009	Mortgage Rate	4.9300%
Appraised Value	$71,200,000	Original Term to Maturity (Months)	60
Original Amortization Term (Months)	324
Underwritten Revenues	$14,582,759
Underwritten Expenses	$10,505,955	Escrows
Underwritten Net Operating Income (NOI)	$4,076,804	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,493,494	Taxes	$64,639	$21,546
Cut-off Date LTV Ratio	44.8%	Insurance	$0	$0
LTV Ratio at Maturity	40.6%	Replacement Reserves	$0	$48,609
DSCR Based on Underwritten NOI / NCF	1.90x / 1.63x	Other(1)	$485,938	$0
Debt Yield Based on Underwritten NOI / NCF	12.8% / 11.0%

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$32,000,000	43.9%	Purchase Price	$71,000,000	97.5%
Sponsor Equity	26,841,523	36.8	Closing Costs	1,304,101	1.8
Subordinate Debt	10,300,000	14.1	Reserves	550,577	0.8
Other Sources	3,713,155	5.1
Total Sources	$72,854,678	100.0%	Total Uses	$72,854,678	100.0%

(1)	Other escrows represent Deferred Maintenance Reserve ($185,938) and Bank Space Reserve ($300,000).

The following table presents certain information relating to the 2010 demand analysis with respect to the Red Lion Hotel - Seattle, WA Property based on market segmentation, as provided in the appraisal for the Red Lion Hotel - Seattle, WA Property:

2010 Accommodated Room Night Demand

Property	Meeting and Group	Leisure	Commercial
Red Lion Hotel – Seattle, WA	33%	17%	50%

Source: Appraisal.

The following table presents certain information relating to the year-to-date through April 2011 penetration rates relating to the Red Lion Hotel - Seattle, WA Property and various market segments, as provided in the appraisal for the Red Lion Hotel - Seattle, WA Property:

Year-to-Date Through 4/30/11 Penetration Rates

Property	Occupancy	ADR	RevPAR
Red Lion Hotel – Seattle, WA	101.3%	88.6%	89.8%

Source: Appraisal.

The following table presents certain information relating to historical occupancy, ADR and RevPar at the Red Lion Hotel - Seattle, WA Property:

Historical Leased %(1)

	2009	2010	TTM 4/30/2011
Occupancy	68.3%	73.7%	74.7%
ADR	$134.21	$127.55	$128.45
RevPar	$91.61	$93.98	$95.92

(1)	As provided by the borrower.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RED LION HOTEL – SEATTLE, WA

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Red Lion Hotel - Seattle, WA Property:

Cash Flow Analysis

	2009	2010	TTM 4/30/2011	Underwritten	Underwritten $ per Room
Room Revenue	$9,931,287	$10,187,818	$10,398,377	$10,847,970	$36,525
Food & Beverage Revenue	2,512,319	2,593,667	2,593,866	2,593,866	8,734
Other Revenue	1,544,538	1,497,725	1,504,085	1,140,923	3,841
Total Revenue	$13,988,144	$14,279,210	$14,496,328	$14,582,759	$49,100

Room Expense	$2,593,162	$2,898,560	$2,906,109	$3,031,760	$10,208
Food & Beverage Expense	1,938,074	1,919,792	1,869,195	1,869,195	6,294
Other Expense	440,789	406,919	417,674	336,488	1,133
Total Departmental Expense	$4,972,025	$5,225,271	$5,192,978	$5,237,443	$17,634
Total Undistributed Expense	3,615,444	3,799,609	3,834,628	4,812,210	16,203
Total Fixed Charges	454,859	440,460	431,610	456,302	1,536
Total Operating Expenses	$9,042,328	$9,465,340	$9,459,216	$10,505,955	$35,374

Net Operating Income	$4,945,816	$4,813,870	$5,037,112	$4,076,804	$13,727
FF&E	0	0	0	583,310	1,964
Net Cash Flow	$4,945,816	$4,813,870	$5,037,112	$3,493,494	$11,763

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COURTYARD AND RESIDENCE INN - FRANKLIN

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	2	Originator	GSCMC
Location (City/State)	Franklin, Tennessee	Cut-off Date Principal Balance	$31,220,954
Property Type	Hospitality	Cut-off Date Principal Balance per Room	$124,883.81
Size (Rooms)	250	Percentage of Initial Pool Balance	1.8%
Total 12-Month Occupancy as of 6/30/2011	81.3%	Number of Related Mortgage Loans	3
Owned 12-Month Occupancy as of 6/30/2011	81.3%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate	6.2500%
Appraised Value	$41,700,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Underwritten Revenues	$9,096,070
Underwritten Expenses	$5,097,783	Escrows
Underwritten Net Operating Income (NOI)	$3,998,287	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,634,444	Taxes	$123,620	$20,603
Cut-off Date LTV Ratio	74.9%	Insurance	$25,976	$6,494
LTV Ratio at Maturity(1)	62.3%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.73x / 1.57x	FF&E	$0	$30,195
Debt Yield Based on Underwritten NOI / NCF	12.8% / 11.6%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$31,275,000	99.4%	Loan Payoff	$30,903,722	98.2%
Sponsor Equity	187,553	0.6	Closing Costs	409,235	1.3
Reserves	149,596	0.5

Total Sources	$31,462,553	100.0%	Total Uses	$31,462,553	100.0%

(1)	The LTV Ratio at Maturity is calculated utilizing the “as stabilized” appraised value of $42,900,000. The LTV Ratio at Maturity, calculated on the basis of the “as-is” appraised value is 64.1%.

The following table presents certain information relating to the 2010 demand analysis with respect to the Courtyard and Residence Inn – Franklin Properties based on market segmentation, as provided in the appraisals for the Courtyard and Residence Inn – Franklin Properties:

2010 Accommodated Room Night Demand

Property	Meeting and Group	Leisure	Commercial
Courtyard by Marriott	10%	20%	70%
Residence Inn	15%	25%	60%

Source: Appraisal.

The following table presents certain information relating to the year-to-date through April 2011 penetration rates relating to the Courtyard and Residence Inn – Franklin Properties and various market segments, as provided in the appraisal for the Courtyard and Residence Inn – Franklin Properties:

Year-to-Date Through 4/30/11 Penetration Rates

Property	Occupancy	ADR	RevPAR
Courtyard by Marriott	107.4%	103.4%	111.0%
Residence Inn	116.7%	99.2%	115.8%

Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COURTYARD AND RESIDENCE INN - FRANKLIN

The following table presents certain information relating to historical occupancy, ADR and RevPar at the Courtyard and Residence Inn – Franklin Properties:

Courtyard by Marriott

	2009(1)	2010(1)	TTM 6/30/2011(1)
Occupancy	66.3%	79.7%	77.9%
ADR	$114.35	$109.61	$118.05
RevPar	$75.84	$87.35	$92.01

(1)	As provided by the borrower.

Residence Inn

	2009(1)	2010(1)	TTM 6/30/2011(1)
Occupancy	50.7%	80.5%	84.7%
ADR	$107.01	$108.85	$111.35
RevPar	$54.26	$87.67	$94.27

(1)	As provided by the borrower.

■
Operating History and Underwritten Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Courtyard and Residence Inn – Franklin Properties:

Cash Flow Analysis

	2009	2010	TTM 6/30/2011	Underwritten	Underwritten $ per Room
Room Revenue	$4,611,725	$7,985,221	$8,498,138	$8,528,910	$34,116
Food & Beverage Revenue	297,575	359,631	384,157	392,828	1,571
Other Revenue	91,254	169,870	176,055	174,332	697
Total Revenue	$5,000,554	$8,514,722	$9,058,350	$9,096,070	$36,384

Room Expense	$932,388	$1,555,817	$1,619,123	$1,621,024	$6,484
Food & Beverage Expense	245,299	264,127	270,556	276,663	1,107
Other Expense	58,699	86,281	90,061	89,974	360
Total Departmental Expense	$1,236,386	$1,906,225	$1,979,740	$1,987,660	$7,951
Total Undistributed Expense	1,782,045	2,613,339	2,766,181	2,771,704	11,087
Total Fixed Charges	269,704	358,417	338,418	338,418	1,354
Total Operating Expenses	$3,288,135	$4,877,981	$5,084,339	$5,097,783	$20,391

Net Operating Income	$1,712,419	$3,636,741	$3,974,011	$3,998,287	$15,993
FF&E	200,022	340,589	362,334	363,843	1,455
Net Cash Flow	$1,512,397	$3,296,152	$3,611,677	$3,634,444	$14,538

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RIVERCREST REALTY PORTFOLIO 2

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	4	Originator	GSCMC
Location (City/State)	Various	Cut-off Date Principal Balance	$26,843,957
Property Type	Retail	Cut-off Date Principal Balance per SF	$82.31
Size (SF)	326,152	Percentage of Initial Pool Balance	1.5%
Total Occupancy as of 7/19/2011	97.3%	Number of Related Mortgage Loans	None
Owned Occupancy as of 7/19/2011	97.3%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various	Mortgage Rate	5.8325%
Appraised Value	$35,860,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Underwritten Revenues	$4,124,709
Underwritten Expenses	$948,918	Escrows
Underwritten Net Operating Income (NOI)	$3,175,791	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,875,243	Taxes	$220,398	$36,733
Cut-off Date LTV Ratio	74.9%	Insurance	$26,170	$2,013
LTV Ratio at Maturity	63.3%	Replacement Reserves	$0	$8,893
DSCR Based on Underwritten NOI / NCF	1.67x / 1.51x	TI/LC(1)	$0	$20,833
Debt Yield Based on Underwritten NOI / NCF	11.8% / 10.7%	Other(2)	$1,245,438	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$26,895,000	100.0%	Loan Payoff	$24,083,720	89.5%
Reserves	1,492,006	5.5
Sponsor Equity Distribution	878,751	3.3
Closing Costs	440,523	1.6
Total Sources	$26,895,000	100.0%	Total Uses	$26,895,000	100.0%

(1)	TI/LC reserve has a cap of $1,000,000.
(2)
The other upfront reserve represents a deferred maintenance reserve of $60,510 and an unfunded obligation reserve of TI/LC and Rent ($765,345 for Petco at Highlands Square, $179,583 for Burke's Outlet at Ridgeview Plaza, $240,000 for Burke's Outlet at East River Plaza).

The following table presents certain information relating to the Rivercrest Realty Portfolio 2 Properties:

Property Name	City	State	Total GLA	Occupancy	Year Built / Renovated	UW NCF	UW NCF $ per SF
Northpointe Commons	Columbia	SC	91,844	100.0%	2001 / NAP	$690,670	$7.52
Ridgeview Plaza	Bluefield	VA	88,123	94.2	2001 / NAP	760,361	8.63
Highlands Square	Hendersonville	NC	78,220	99.3	2001 / NAP	778,948	9.96
East River Plaza	Princeton	WV	67,965	95.5	2000 / NAP	645,264	9.49
Total / Wtd. Avg.			326,152	97.3%		$2,875,243	$8.82

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RIVERCREST REALTY PORTFOLIO 2

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Rivercrest Realty Portfolio 2 Properties:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF (2)	Occupancy Cost
Burke’s Outlet(3)(4)	NR / NR / NR	51,396	15.8%	$380,000	10.0%	$7.39	1/31/2022	NA	NA
Dollar Tree	NR / NR / NR	34,000	10.4	362,000	9.5	10.65	(5)	$174	7.8%
Office Depot	NR / Caa1 / B-	21,400	6.6	267,500	7.0	12.50	2/28/2016	NA	NA
Staples	BBB / Baa2 / BBB	23,942	7.3	257,376	6.8	10.75	10/31/2016	NA	NA
Shoe Show	NR / NR / NR	20,327	6.2	245,509	6.4	12.08	(6)	$167	8.0%
Medexpress	NR / NR / NR	10,911	3.3	238,686	6.3	21.88	(7)	NA	NA
Cato	NR / NR / NR	18,000	5.5	228,880	6.0	12.72	(8)	$132	11.2%
Petco(3)	NR / NR / B	10,000	3.1	170,000	4.5	17.00	7/31/2021	NA	NA
Rent-A-Center	NR / Ba3 / BB	10,700	3.3	139,450	3.7	13.03	(9)	NA	NA
GameStop	NR / Ba1 / BB+	6,477	2.0	130,057	3.4	20.08	(10)	$511	4.5%
Ten Largest Tenants		207,153	63.5%	$2,419,458	63.5%	$11.68
Remaining Tenants		110,326	33.8	1,389,184	36.5	12.59
Vacant		8,673	2.7	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		326,152	100.0%	$3,808,642	100.0%	$12.00

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Tenant sales are as of December 31, 2010, except in the case of Cato whose sales are as of December 31, 2009.  Dollar Tree sales psf are based on sales information provided by borrower for Northpointe Commons and East River Plaza as of December 31, 2010.  Shoe Show sales psf are based on sales information provided by borrower for Ridgeview Plaza, Highlands Square and East River Plaza as of December 31, 2010.  Cato sales psf are based on sales information provided by borrower for Northpointe Commons, Ridgeview Plaza, Highlands Square and East River Plaza as of December 31, 2009.  GameStop sales psf are based on sales information provided by borrower for Northpointe Commons and East River Plaza as of December 31, 2010.

(3)
Burke's Outlet spaces are currently in build out and they are expected to open in October 2011 and begin paying rent in April 2012. Petco is currently in build out and is expected to open and begin paying rent in April 2012.  Petco has a right to terminate the lease if the space is not delivered by May 2012.

(4)
One-time right to terminate with 180 days notice and applicable fee if, after 60 months, sales do not exceed $1,500,000. This termination applies to Burke’s Outlet at both the East River Plaza ($85,000 fee) and Ridgeview Plaza ($89,000 fee) properties.

(5)
Dollar Tree has four leases with Ridgeview Plaza expiring on 9/30/2016 (10,000 SF, base rent of $10.50 psf), Highlands Square expiring on 8/31/2016 (10,000 SF, base rent of $10.50 psf), Northpointe Commons expiring on 3/31/2016 (8,000 SF, base rent of $11.50 psf), East River Plaza expiring on 9/30/2012 (6,000 SF, base rent of $10.00 psf).

(6)
Shoe Show has four leases with Ridgeview Plaza expiring on 9/30/2016 (3,500 SF, base rent of $13.00 psf), Highlands Square expiring on 8/31/2016 (4,800 SF, base rent of $13.00 psf), Northpointe Commons expiring on 2/28/2015 (4,500 SF, base rent of $13.00 psf), East River Plaza expiring on 9/8/2016 (7,527 SF, base rent of $10.51 psf).

(7)
Medexpress has two leases with East River Plaza expiring on 11/30/2020 (5,911 SF, base rent of $26.00 psf) and Ridgeview Plaza expiring on 9/30/2021 (5,000 SF, base rent of $17.00 psf). Medexpress, at the East River Plaza property, has a one time termination option after 66 months with 90 days notice and a $332,238 termination payment.  Medexpress, at the Ridgeview Plaza property, has a one time termination option after 61 months with 90 days notice and a $122,848 termination payment.

(8)
Cato has four leases with Ridgeview Plaza and Highlands Square expiring on 1/31/2012 (9,760 SF, wtd. avg. base rent of $12.26 psf), Northpointe Commons and East River Plaza expiring on 1/31/2016 (8,240 SF, wtd. avg. base rent of $13.25 psf).

(9)
Rent-A-Center has three leases with East River Plaza expiring on 1/31/2013 (4,000 SF, base rent of $13.25 psf), Highlands Square expiring on 8/31/2016 (3,500 SF, base rent of $13.50 psf), Ridgeview Plaza expiring on 10/31/2012 (3,200 SF, base rent of $12.25 psf).

(10)
GameStop has three leases with East River Plaza expiring on 1/31/2014 (2,000 SF, base rent of $21.00 psf), Northpointe Commons expiring on 1/31/2014 (2,500 SF, base rent of $20.00 psf), Ridgeview Plaza expiring on 1/31/2015 (1,977 SF, base rent of $19.25 psf).

The following table presents the lease rollover schedule at the Rivercrest Realty Portfolio 2 Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	6,001	1.8%	1.8%	$81,000	2.1%	$13.50	2
2011	1,200	0.4	2.2%	19,500	0.5	16.25	1
2012	28,460	8.7	10.9%	368,740	9.7	12.96	8
2013	17,295	5.3	16.2%	275,107	7.2	15.91	7
2014	21,346	6.5	22.8%	330,583	8.7	15.49	7
2015	14,679	4.5	27.3%	234,055	6.1	15.94	7
2016	127,291	39.0	66.3%	1,472,471	38.7	11.57	18
2017	7,400	2.3	68.6%	109,500	2.9	14.80	3
2018	0	0.0	68.6%	0	0.0	0.00	0
2019	0	0.0	68.6%	0	0.0	0.00	0
2020	5,911	1.8	70.4%	153,686	4.0	26.00	1
2021	36,500	11.2	81.6%	384,000	10.1	10.52	3
2022 & Thereafter	51,396	15.8	97.3%	380,000	10.0	7.39	2
Vacant	8,673	2.7	100.0%	0	0.0	0.00	0
Total	326,152	100.0%		$3,808,642	100.0%	$12.00	59

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RIVERCREST REALTY PORTFOLIO 2

The following table presents certain information relating to historical leasing at the Rivercrest Realty Portfolio 2 Properties:

Historical Leased %(1)

	2008	2009	2010
Northpointe Commons	80.0%	60.0%	80.0%
Highlands Square	94.3%	90.4%	86.6%
Ridgeview Plaza	98.0%	70.0%	64.0%
East River Plaza	99.0%	63.0%	56.0%

(1)	As provided by the borrower which reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Rivercrest Realty Portfolio 2 Properties:

Cash Flow Analysis(1)

	2009	2010	TTM 4/30/2011	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,840,813	$2,801,427	$2,932,965	$3,808,642	$11.68
Overage Rent	0	0	592	0	0.00
Market Revenue from Vacant Units	0	0	0	157,216	0.48
Gross Up Vacancy	0	0	0	0	0.00
Total Rent	$2,840,813	$2,801,427	$2,933,557	$3,965,858	$12.16
Total Reimbursables	470,964	495,035	519,991	523,616	1.61
Other Income	35,129	4,858	7,423	4,100	0.01
Vacancy & Credit Loss	0	0	0	(368,865)	(1.13)
Effective Gross Income	$3,346,906	$3,301,320	$3,460,971	$4,124,709	$12.65

Total Operating Expenses	$920,958	$915,788	$922,399	$948,918	$2.91

Net Operating Income	$2,425,948	$2,385,532	$2,538,572	$3,175,791	$9.74
TI/LC	0	0	0	193,836	0.59
Capital Expenditures	0	0	0	106,712	0.33
Net Cash Flow	$2,425,948	$2,385,532	$2,538,572	$2,875,243	$8.82

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the 7/19/2011 rent roll with rent steps through 12/31/2011.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

250 MERCER STREET

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Originator	CGMRC
Location (City/State)	New York, New York	Cut-off Date Principal Balance	$25,918,853
Property Type	Retail	Cut-off Date Principal Balance per SF	$861.78
Size (SF)	30,076	Percentage of Initial Pool Balance	1.5%
Total Occupancy as of 6/1/2011	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 6/1/2011	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1908 / 1986	Mortgage Rate	5.3100%
Appraised Value	$40,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Underwritten Revenues	$3,440,658
Underwritten Expenses	$1,090,342	Escrows
Underwritten Net Operating Income (NOI)	$2,350,316	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,305,551	Taxes	$389,004	$66,443
Cut-off Date LTV Ratio	64.8%	Insurance	$20,763	$2,966
LTV Ratio at Maturity	54.0%	Replacement Reserves	$0	$401
DSCR Based on Underwritten NOI / NCF	1.36x / 1.33x	TI/LC	$0	$2,500
Debt Yield Based on Underwritten NOI / NCF	9.1% / 8.9%	Other(1)	$2,014,009	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$26,000,000	99.8%	Loan Payoff	$22,218,061	85.3%
Other	50,000	0.2	Reserves	2,423,776	9.3
Sponsor Equity Distribution	1,134,142	4.4
Closing Costs	274,021	1.1
Total Sources	$26,050,000	100.0%	Total Uses	$26,050,000	100.0%

(1)
The other upfront reserve represents the empty store reserve ($1,550,000) and the Duane Reade abated rent holdback ($464,009).  The empty store reserve and Duane Reade abated rent holdback have subsequently been released.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the 250 Mercer Street Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost
Duane Reade	NR / A2 / A	6,428	21.4%	$1,091,242	33.5%	$169.76	2/28/2031	NAP	NAP
Gristedes	NR / NR / NR	6,810	22.6	329,604	10.1	48.40	2/29/2020	NAP	NAP
Le Basket	NR / NR / NR	1,000	3.3	278,085	8.5	278.08	10/31/2019	NAP	NAP
Spencer Gifts LLC(2)	NR / NR / NR	1,840	6.1	264,000	8.1	143.48	8/31/2021	NAP	NAP
Infinity Shoes	NR / NR / NR	1,000	3.3	224,603	6.9	224.60	12/31/2013	NAP	NAP
Think Coffee	NR / NR / NR	3,350	11.1	223,528	6.9	66.72	10/31/2015	NAP	NAP
Dojo Restaurant	NR / NR / NR	2,250	7.5	207,642	6.4	92.29	4/30/2013	NAP	NAP
GameStop	NR / Ba1 / BB+	1,050	3.5	201,699	6.2	192.09	2/28/2013	NAP	NAP
West 3rd Common	NR / NR / NR	1,720	5.7	184,597	5.7	107.32	5/31/2020	NAP	NAP
BNY II, Inc.	NR / NR / NR	4,000	13.3	173,398	5.3	43.35	6/30/2014	NAP	NAP
Ten Largest Tenants		29,448	97.9%	$3,178,398	97.4%	$107.93
Remaining Owned Tenants		628	2.1	83,555	2.6	133.05
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		30,076	100.0%	$3,261,953	100.0%	$108.46

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	One-time early termination option on 8/31/2016.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

250 MERCER STREET

The following table presents the lease rollover schedule at the 250 Mercer Street Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2011	0	0.0	0.0%	0	0.0	0.00	0
2012	0	0.0	0.0%	0	0.0	0.00	0
2013	4,300	14.3	14.3%	633,944	19.4	147.43	3
2014	4,000	13.3	27.6%	173,398	5.3	43.35	1
2015	3,350	11.1	38.7%	223,528	6.9	66.72	1
2016	0	0.0	38.7%	0	0.0	0.00	0
2017	0	0.0	38.7%	0	0.0	0.00	0
2018	490	1.6	40.4%	76,054	2.3	155.21	1
2019	1,138	3.8	44.1%	285,586	8.8	250.95	2
2020	8,530	28.4	72.5%	514,201	15.8	60.28	2
2021	1,840	6.1	78.6%	264,000	8.1	143.48	1
2022 & Thereafter	6,428	21.4	100.0%	1,091,242	33.5	169.76	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	30,076	100.0%		$3,261,953	100.0%	$108.46	12

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the 250 Mercer Street Property:

Historical Leased %(1)

	2008	2009	2010
Owned Space	100.0%	100.0%	100.0%

(1)	Reflects approximate, average economic occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 250 Mercer Street Property:

Cash Flow Analysis(1)

	2009	2010	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,769,555	$2,747,378	$2,759,307	$91.74
Contractual Rent Steps	0	0	502,646	16.71
Gross Up Vacancy	0	0	0	0.00
Total Rent	$2,769,555	$2,747,378	$3,261,953	$108.46
Total Reimbursables	375,595	330,523	302,359	10.05
Other Income	12,634	7,599	0	0.00
Less Vacancy & Credit Loss	0	0	(123,653)	(4.11)
Effective Gross Income	$3,157,784	$3,085,500	$3,440,658	$114.40

Total Operating Expenses	$978,646	$1,079,251	$1,090,342	$36.25

Net Operating Income	$2,179,138	$2,006,249	$2,350,316	$78.15
TI/LC	0	0	39,916	1.33
Capital Expenditures	0	0	4,849	0.16
Net Cash Flow	$2,179,138	$2,006,249	$2,305,551	$76.66

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the 9/1/2011 rent roll with rent steps through 3/1/2012.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1117 PERIMETER CENTER WEST

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Originator	CGMRC
Location (City/State)	Atlanta, Georgia	Cut-off Date Principal Balance	$25,046,653
Property Type	Office	Cut-off Date Principal Balance per SF	$63.99
Size (SF)	391,422	Percentage of Initial Pool Balance	1.4%
Total Occupancy as of 7/27/2011	81.4%	Number of Related Mortgage Loans	None
Owned Occupancy as of 7/27/2011	81.4%	Type of Security	Fee Simple
Year Built / Latest Renovation	1985 / NAP	Mortgage Rate	5.3100%
Appraised Value	$33,550,000	Original Term to Maturity (Months)	60
Original Amortization Term (Months)	360
Underwritten Revenues	$6,187,396
Underwritten Expenses	$3,415,957	Escrows
Underwritten Net Operating Income (NOI)	$2,771,439	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,283,100	Taxes	$621,973	$0
Cut-off Date LTV Ratio	74.7%	Insurance	$0	$0
LTV Ratio at Maturity	69.3%	Replacement Reserves	$0	$6,524
DSCR Based on Underwritten NOI / NCF	1.66x / 1.36x	TI/LC(1)	$350,000	$22,917
Debt Yield Based on Underwritten NOI / NCF	11.1% / 9.1%	Other(2)	$1,160,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$25,100,000	96.3%	Loan Payoff	$23,500,000	90.2%
Sponsor Equity	919,465	3.5	Reserves	2,131,973	8.2
Other Sources	45,000	0.2	Closing Costs	432,492	1.7

Total Sources	$26,064,465	100.0%	Total Uses	$26,064,465	100.0%

(1)	TI/LC reserves are capped at $1,350,000.
(2)	Other upfront reserve represents an occupancy reserve to address near term rollover.

The following table presents certain information relating to the tenants at the 1117 Perimeter Center West Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration
Sedgwick Claims Management Services, Inc	NR / NR / NR	26,226	6.7%	$497,245	8.4%	$18.96	2/28/2017
Troy University	NR / NR / NR	15,409	3.9	384,042	6.5	24.92	9/30/2014
Arthur J. Gallagher & Co (2)	NR / NR / NR	9,999	2.6	224,799	3.8	22.48	5/31/2012
Moore Wallace North America, Inc	BB+ / Ba1 / BB+	10,783	2.8	194,094	3.3	18.00	12/31/2016
TransGaming Digital Home Inc (3)	NR / NR / NR	10,110	2.6	176,928	3.0	17.50	10/31/2014
John Snellings Insurance Agency, Inc.	NR / NR / NR	9,629	2.5	171,972	2.9	17.86	10/31/2016
The Stonehill Group	NR / NR / NR	11,444	2.9	160,216	2.7	14.00	11/19/2017
Accretive Solutions – Atlanta, Inc.	NR / NR / NR	5,981	1.5	151,463	2.6	25.32	4/30/2012
Kumar, Prabhu, Patel & Banerjee, LLC	NR / NR / NR	6,340	1.6	149,856	2.5	23.64	6/30/2015
Jabian, LLC	NR / NR / NR	8,599	2.2	149,107	2.5	17.34	5/31/2016
Ten Largest Tenants		114,520	29.3%	$2,259,721	38.1%	$19.73
Remaining Tenants		197,019	50.3	3,677,194	61.9	18.66
Vacant (4)		79,883	20.4	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		391,422	100.0%	$5,936,915	100.0%	$19.06

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Arthur J. Gallagher& Co has 236 SF (base rent of $10.17 psf) of storage space expiring on 1/31/2012 and 9,763 SF (base rent of $22.78 psf) expiring on 5/31/2012.
(3)
TransGaming Digital Home Inc. subleases 11,223 SF from TTI Team Telecom International LTD through 10/31/2011.  TransGaming Digital Home Inc  will downsize their space from 11,223 SF to 10,110 SF upon expiration of the sublease and enter into a new lease commencing on 11/1/2011 and ending on 10/31/2014.

(4)	Vacant space is based on underwritten rent roll. Actual occupancy was 81.4% as of 7/27/2011.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1117 PERIMETER CENTER WEST

The following table presents the lease rollover schedule at the 1117 Perimeter Center West Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	8,852	2.3%	2.3%	$144,138	2.4%	$16.28	5
2011	14,841	3.8	6.1%	315,394	5.3	21.25	6
2012	52,874	13.5	19.6%	1,074,612	18.1	20.32	20
2013	16,210	4.1	23.7%	317,599	5.3	19.59	7
2014	84,096	21.5	45.2%	1,755,124	29.6	20.87	21
2015	37,021	9.5	54.6%	593,259	10.0	16.02	11
2016	51,863	13.2	67.9%	938,368	15.8	18.09	10
2017	41,143	10.5	78.4%	719,975	12.1	17.50	3
2018	0	0.0	78.4%	0	0.0	0.00	0
2019	0	0.0	78.4%	0	0.0	0.00	0
2020	0	0.0	78.4%	0	0.0	0.00	0
2021	4,639	1.2	79.6%	78,445	1.3	16.91	1
2022 & Thereafter	0	0.0	79.6%	0	0.0	0.00	0
Vacant	79,883	20.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	391,422	100.0%		$5,936,915	100.0%	$19.06	84

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Lease Expiration Schedule based on underwritten rent roll. Occupancy is 81.4% based on 7/27/2011 rent roll.

The following table presents certain information relating to historical leasing at the 1117 Perimeter Center West Property:

Historical Leased %(1)

	2008	2009	2010
Owned Space	93.0%	88.0%	86.0%

(1)	As provided by the borrower which reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 1117 Perimeter Center West Property:

Cash Flow Analysis(1)

	2009	2010	TTM 4/30/2011	Underwritten(2)	Underwritten $ per SF
Base Rent	$6,492,074	$6,230,252	$5,984,560	$5,712,167	$14.59
Contractual Rent Steps	0	0	0	224,748	0.57
Gross Up Vacancy	0	0	0	1,598,756	4.08
Total Rent	$6,492,074	$6,230,252	$5,984,560	$7,535,671	$19.25
Total Reimbursables	361,728	302,508	254,539	171,888	0.44
Parking Income	0	0	0	0	0.00
Other Income	113,398	111,492	101,016	78,593	0.20
Less Vacancy & Credit Loss	(448,820)	(410,958)	(333,354)	(1,598,756)	(4.08)
Effective Gross Income	$6,518,379	$6,233,293	$6,006,760	$6,187,396	$15.81

Total Operating Expenses	$3,449,653	$3,480,857	$3,473,144	$3,415,957	$8.73

Net Operating Income	$3,068,727	$2,752,436	$2,533,617	$2,771,439	$7.08
TI/LC	0	0	0	410,054	1.05
Capital Expenditures	0	0	0	78,284	0.20
Net Cash Flow	$3,068,727	$2,752,436	$2,533,617	$2,283,100	$5.83

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the 6/1/2011 rent roll with rent steps through 3/31/2012.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

LEHIGH VALLEY PORTFOLIO GROUP 4

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	14	Originator	CGMRC
Location (City/State)	Various	Cut-off Date Principal Balance	$23,110,000
Property Type	Industrial	Cut-off Date Principal Balance per SF	$39.59
Size (SF)	583,750	Percentage of Initial Pool Balance	1.3%
Total Occupancy(1)	83.1%	Number of Related Mortgage Loans	2
Owned Occupancy(1)	83.1%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various	Mortgage Rate	5.1600%
Appraised Value	$33,850,000	Original Term to Maturity (Months)(2)	60
Original Amortization Term (Months)(2)	360
Underwritten Revenues	$4,680,740
Underwritten Expenses	$2,059,552	Escrows
Underwritten Net Operating Income (NOI)	$2,621,188	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,364,140	Taxes	$454,439	$66,718
Cut-off Date LTV Ratio	68.3%	Insurance	$0	$0
LTV Ratio at Maturity	65.3%	Replacement Reserves(3)	$437,800	$0
DSCR Based on Underwritten NOI / NCF	1.73x / 1.56x	TI/LC(4)	$1,723,500	$0
Debt Yield Based on Underwritten NOI / NCF	11.3% / 10.2%	Deferred Maintenance	$127,078	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$23,110,000	67.4%	Purchase Price	$29,818,278	87.0%
Sponsor Equity	10,609,587	30.9	Reserves	2,742,817	8.0
Other Sources	562,000	1.6	Closing Costs	1,720,691	5.0

Total Sources	$34,281,787	100.0%	Total Uses	$34,281,787	100.0%

(1)	Occupancy dates range from 5/8/2011 – 9/1/2011.
(2)	Interest-only for first 24 months.
(3)	Monthly deposits in an amount equal to $9,729.16 will be required if the balance of the replacement reserve falls below $116,750.
(4)	Monthly deposits in an amount equal to $17,512.50 will be required if the balance of the TI/LC reserve falls below $210,000.

The following table presents certain information relating to the Lehigh Valley Portfolio - Group 4 Properties:

Property Name	Property Type	City	State	Total GLA	Occupancy	Year Built / Renovated	UW NCF	UW NCF $ per SF	Lease Expiration
57 South Commerce Way	Multi-Tenant	Bethlehem	PA	76,400	86.9%	1989 / NAP	$244,803	$3.20	Various
754 Roble Road	Multi-Tenant	Allentown	PA	46,800	69.2%	1987 / NAP	142,896	$3.05	Various
2202 Hangar Place	Single-Tenant	Allentown	PA	66,495	100.0%	1982 / NAP	243,944	$3.67	6/30/2014
944 Marcon Boulevard	Multi-Tenant	Allentown	PA	38,400	100.0%	1985 / NAP	258,045	$6.72	Various
2196 Avenue C	Single-Tenant	Bethlehem	PA	31,140	100.0%	1980 / NAP	224,311	$7.20	6/30/2016
7355 William Avenue	Multi-Tenant	Allentown	PA	43,425	100.0%	1988 / NAP	241,380	$5.56	Various
974 Marcon Boulevard	Multi-Tenant	Allentown	PA	39,200	36.0%	1987 / NAP	59,745	$1.52	Various
964 Marcon Boulevard	Multi-Tenant	Allentown	PA	39,200	67.3%	1986 / NAP	158,605	$4.05	Various
954 Marcon Boulevard	Single-Tenant	Allentown	PA	30,140	100.0%	1982 / NAP	198,569	$6.59	8/31/2013
2201 Hangar Place	Multi-Tenant	Allentown	PA	52,300	75.5%	1982 / NAP	93,313	$1.78	Various
7277 William Avenue(1)	Multi-Tenant	Allentown	PA	41,040	100.0%	1989 / NAP	190,899	$4.65	Various
2041 Avenue C	Multi-Tenant	Bethlehem	PA	30,400	52.6%	1987 / NAP	49,804	$1.64	Various
7562 Penn Drive	Multi-Tenant	Allentown	PA	26,950	66.6%	1989 / NAP	100,747	$3.74	Various
764 Roble Road	Single-Tenant	Allentown	PA	21,860	100.0%	1986 / NAP	157,079	$7.19	9/30/2018
Total / Wtd. Avg.				583,750	83.1%		$2,364,140	$4.05

(1)
Medstar Television, Inc (12,000 SF) did not renew their lease upon expiration on 8/31/2011. Medstar Television Inc is the second largest tenant at the 7277 William Avenue property, within the Lehigh Valley Portfolio - Group 4. Occupancy at the 7277 William Avenue property is 70.8% when Medstar Television Inc is excluded.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

LEHIGH VALLEY PORTFOLIO GROUP 4

The following table presents certain information relating to the tenants at the Lehigh Valley Portfolio - Group 4 Properties:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration
Telerx Marketing, Inc.(2)	A+/Aa3/AA	50,960	8.7%	$363,155	11.8%	$7.13	8/31/2013
The Wasserstrom Company(3)	NR / NR / NR	66,495	11.4	282,604	9.2	4.25	6/30/2014
Lehigh University(4)	NR / NR / NR	31,140	5.3	264,379	8.6	8.49	6/30/2016
Trugreen Limited Partnership	NR / B3 / B	21,860	3.7	167,229	5.4	7.65	9/30/2018
XO Communications, LLC	NR / NR / NR	14,100	2.4	165,675	5.4	11.75	12/31/2013
Kids in Cooperation Development Center, Inc.	NR / NR / NR	22,800	3.9	137,940	4.5	6.05	5/31/2014
Penn-Med Consultants, Inc	NR / NR / NR	11,200	1.9	126,896	4.1	11.33	1/31/2012
Penonni Associates, Inc	NR / NR / NR	16,000	2.7	117,120	3.8	7.32	6/30/2017
Teco-Westinghouse Motor Company	NR / NR / NR	24,340	4.2	113,181	3.7	4.65	9/30/2013
Duggan and Marcon, Inc.	NR / NR / NR	20,255	3.5	87,096	2.8	4.30	6/30/2012
Ten Largest Tenants		279,150	47.8%	$1,825,275	59.2%	$6.54
Remaining Tenants		206,080	35.3	1,260,174	40.8	6.11
Vacant		98,520	16.9	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		583,750	100.0%	$3,085,449	100.0%	$6.36

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	The Telerx Marketing, Inc. lease is guaranteed by Merck.
(3)
The Wasserstrom Company may terminate its lease on 6/30/2013 provided (i) landlord has not given notice of default more than twice, (ii) no event of default exists under The Wasserstrom Company lease, (iii) The Wasserstrom Company gives 12 months written notice, and (iv) The Wasserstrom Company pays an early termination fee of $25,181.

(4)
Each year, Lehigh University has the option to terminate its lease in the event the Commonwealth of Pennsylvania Department of Education funding falls below $2,800,000 for the next fiscal year. The Commonwealth of Pennsylvania Department of Education’s funding is generally determined on or around June 30 of each year.  Lehigh University must give notice to landlord on or before January 1 of the calendar year during which the termination is to be effective and the termination shall be effective as of the close of business on August 31 of the year in which the notice is given.

The following table presents the lease rollover schedule at the Lehigh Valley Portfolio - Group 4 Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2011	30,400	5.2	5.2%	170,024	5.5	5.59	5
2012	97,020	16.6	21.8%	665,730	21.6	6.86	14
2013	105,400	18.1	39.9%	747,972	24.2	7.10	7
2014	122,420	21.0	60.9%	620,251	20.1	5.07	7
2015	39,950	6.8	67.7%	209,072	6.8	5.23	6
2016	52,180	8.9	76.6%	388,051	12.6	7.44	3
2017	16,000	2.7	79.4%	117,120	3.8	7.32	1
2018	21,860	3.7	83.1%	167,229	5.4	7.65	1
2019	0	0.0	83.1%	0	0.0	0.00	0
2020	0	0.0	83.1%	0	0.0	0.00	0
2021	0	0.0	83.1%	0	0.0	0.00	0
2022 & Thereafter	0	0.0	83.1%	0	0.0	0.00	0
Vacant	98,520	16.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	583,750	100.0%		$3,085,449	100.0%	$6.36	44

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

LEHIGH VALLEY PORTFOLIO GROUP 4

The following table presents certain information relating to historical leasing at the Lehigh Valley Portfolio - Group 4 Properties:

Historical Leased %(1)

	2008	2009	2010
Owned Space	97.3%	94.8%	NAV

(1)	As provided by the borrower which reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Lehigh Valley Portfolio - Group 4 Properties:

Cash Flow Analysis(1)

	2009	2010	Underwritten(2)	Underwritten $ per SF
Base Rent	$3,345,863	$3,349,244	$3,054,829	$5.23
Contractual Rent Steps	0	0	30,620	0.05
Gross Up Vacancy	0	0	952,341	1.63
Total Rent	$3,345,863	$3,349,244	$4,037,790	$6.92
Total Reimbursables	1,679,115	1,674,521	1,577,291	2.70
Parking Income	0	0	0	0.00
Other Income	10,543	15,389	18,000	0.03
Less Vacancy & Credit Loss	0	0	(952,341)	(1.63)
Effective Gross Income	$5,035,521	$5,039,154	$4,680,740	$8.02

Total Operating Expenses	$1,826,329	$1,853,550	$2,059,552	$3.53

Net Operating Income	$3,209,192	$3,185,604	$2,621,188	$4.49
TI/LC	0	0	167,922	0.29
Capital Expenditures	0	0	89,125	0.15
Net Cash Flow	$3,209,192	$3,185,604	$2,364,140	$4.05

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on rent rolls from 5/8/2011 – 9/1/2011 and includes rent steps through 10/1/2011.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HARRISON EXECUTIVE PARK

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Originator	CGMRC
Location (City/State)	Purchase, New York	Cut-off Date Principal Balance	$20,411,519
Property Type	Office	Cut-off Date Principal Balance per SF	$126.95
Size (SF)	160,779	Percentage of Initial Pool Balance	1.2%
Total Occupancy as of 7/31/2011	86.6%	Number of Related Mortgage Loans	None
Owned Occupancy as of 7/31/2011	86.6%	Type of Security	Fee Simple
Year Built / Latest Renovation	1969 / 1990	Mortgage Rate	5.2600%
Appraised Value	$32,500,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Underwritten Revenues	$4,196,644
Underwritten Expenses	$1,996,050	Escrows
Underwritten Net Operating Income (NOI)	$2,200,593	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,951,685	Taxes	$57,420	$31,402
Cut-off Date LTV Ratio	62.8%	Insurance	$0	$0
LTV Ratio at Maturity	52.3%	Replacement Reserves	$0	$4,039
DSCR Based on Underwritten NOI / NCF	1.62x / 1.44x	TI/LC(1)	$850,000	$0
Debt Yield Based on Underwritten NOI / NCF	10.8% / 9.6%	Other(2)	$268,308	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$20,500,000	98.7%	Loan Payoff	$14,546,467	70.1%
Other	265,000	1.3	Sponsor Equity Distribution	4,364,039	21.0
Reserves	1,175,728	5.7
Closing Costs	678,766	3.3
Total Sources	$20,765,000	100.0%	Total Uses	$20,765,000	100.0%

(1)	Monthly deposits in the amount of $13,398 will be required if the balance of the TI/LC reserve falls below $250,000. TI/LC reserves are capped at $500,000.
(2)	The other upfront reserve represents an environmental reserve (100,000) and the TD Bank reserve ($168,308).

The following table presents certain information relating to the tenants at the Harrison Executive Park Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration
Century Tokyo Leasing (USA) Inc.	NR / NR / NR	14,254	8.9%	$384,265	10.2%	$26.96	4/30/2014
P. Kaufman (Folia)	NR / NR / NR	13,216	8.2	346,920	9.2	26.25	8/31/2013
Westchester Medical Group	NR / NR / NR	8,118	5.0	277,717	7.4	34.21	12/31/2014
TD Bank (Commerce) N.A.	AA- / A1 / AA-	10,222	6.4	250,440	6.7	24.50	4/30/2016
ENT & Allergy	NR / NR / NR	4,130	2.6	158,386	4.2	38.35	9/30/2012
Schultze Asset Mgmt.	NR / NR / NR	5,131	3.2	128,275	3.4	25.00	10/31/2011
American Heart Association	NR / NR / NR	5,288	3.3	118,980	3.2	22.50	9/30/2015
Lederman & Lederman	NR / NR / NR	5,171	3.2	118,933	3.2	23.00	2/28/2020
Mittelman, Abraham MD	NR / NR / NR	3,429	2.1	104,310	2.8	30.42	3/31/2019
Plastic & Reconstructive Surgery	NR / NR / NR	4,568	2.8	103,728	2.8	22.71	4/30/2018
Ten Largest Tenants		73,527	45.7%	$1,991,954	53.1%	$27.09
Remaining Tenants		65,687	40.9	1,761,848	46.9	26.82
Vacant		21,565	13.4	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		160,779	100.0%	$3,753,802	100.0%	$26.96

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HARRISON EXECUTIVE PARK

The following table presents the lease rollover schedule at the Harrison Executive Park Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	2,216	1.4%	1.4%	$0	0.0%	$0.00	2
2011	15,035	9.4	10.7%	417,303	11.1	27.76	6
2012	16,180	10.1	20.8%	483,614	12.9	29.89	7
2013	21,211	13.2	34.0%	570,386	15.2	26.89	8
2014	27,952	17.4	51.4%	805,371	21.5	28.81	8
2015	9,528	5.9	57.3%	234,583	6.2	24.62	4
2016	19,155	11.9	69.2%	491,739	13.1	25.67	6
2017	3,206	2.0	71.2%	83,974	2.2	26.19	2
2018	7,418	4.6	75.8%	197,151	5.3	26.58	3
2019	8,419	5.2	81.1%	241,173	6.4	28.65	3
2020	5,171	3.2	84.3%	118,933	3.2	23.00	1
2021	0	0.0	84.3%	0	0.0	0.00	1
2022 & Thereafter	3,723	2.3	86.6%	109,575	2.9	29.43	2
Vacant	21,565	13.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	160,779	100.0%		$3,753,802	100.0%	$26.96	53

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Harrison Executive Park Property:

Historical Leased %(1)

	2008	2009	2010
Owned Space	92.6%	95.4%	94.1%

(1)	As provided by the borrower which reflects average economic occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Harrison Executive Park Property:

Cash Flow Analysis(1)

	2009	2010	Underwritten(2)	Underwritten $ per SF
Base Rent	$3,868,727	$3,883,187	$3,682,234	$22.90
Contractual Rent Steps	0	0	71,569	0.45
Gross Up Vacancy	0	0	659,095	4.10
Total Rent	$3,868,727	$3,883,187	$4,412,897	$27.45
Total Reimbursables	659,397	676,746	573,958	3.57
Other Income	20,200	18,100	12,100	0.08
Less Vacancy & Mark-to-Market Adjustment	0	0	(802,312)	(4.99)
Effective Gross Income	$4,548,324	$4,578,033	$4,196,644	$26.10

Total Operating Expenses	$1,966,434	$1,959,346	$1,996,050	$12.41

Net Operating Income	$2,581,890	$2,618,687	$2,200,593	$13.69
TI/LC	0	0	200,438	1.25
Capital Expenditures	0	0	48,470	0.30
Net Cash Flow	$2,581,890	$2,618,687	$1,951,685	$12.14

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the 3/31/2011 rent roll with rent steps through 1/1/2012.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Free Writing Prospectus and the Base Prospectus, including the description of risk factors contained in the Free Writing Prospectus and the Base Prospectus, prior to making a decision to invest in the certificates offered by this Term Sheet.  The Free Writing Prospectus and the Base Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types.  Any decision to invest in the offered certificates should be made after reviewing the Free Writing Prospectus and the Base Prospectus, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates.  Capitalized terms used but not defined in this Term Sheet shall have the respective meanings assigned to such terms in the Free Writing Prospectus or, if not defined therein, in the Base Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

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In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, have experienced significant dislocations, illiquidity and volatility.  We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

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The offered certificates are not suitable investments for all investors.  In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

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An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

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The offered certificates, when issued, will represent beneficial interests in the issuing entity.  The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

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The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Free Writing Prospectus.  Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

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Investors should treat each mortgage loan as a nonrecourse loan.  If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan.  Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property.  Payment at maturity is primarily dependent upon the market value of the mortgaged property or the borrower’s ability to refinance the mortgaged property.

■	The Certificates May Have Limited Liquidity and the Market Value of the Certificates May Decline

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Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates.  While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

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The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in the portfolios that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

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Except as regards their status under the Secondary Mortgage Market Enhancement Act of 1984, as amended, we make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions.  We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

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Member States of the European Economic Area (“EEA”) are in the process of implementing new Article 122a of the Banking Consolidation Directive (Directive 2006/48/EC, as amended) (“Article 122a”), which applies to new securitizations issued on or after December 31, 2010 and in certain circumstances, to securitizations issued prior to that date. Among other provisions, Article 122a restricts investments by an EEA regulated credit institution (and in some cases, consolidated group entities) in securitizations that fail to comply with certain requirements concerning retention by the originator, sponsor or original lender of the securitized assets of a portion of the securitization’s credit risk.  Additionally, Article 122a imposes a severe capital charge on a securitization’s securities acquired by an EEA regulated credit institution if that securitization fails to meet the requirements of Article 122a.  None of the originators, the sponsors, the depositor or the issuing entity have taken, or intend to take, any steps to comply with the requirements of Article 122a.  The fact that the offered certificates have not been structured to comply with Article 122a is likely to limit the ability of an EEA-regulated credit institution to purchase offered certificates, which in turn may adversely affect the liquidity of the offered certificates in the secondary market.  This could adversely affect your ability to transfer offered certificates or the price you may receive upon your sale of offered certificates.

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The Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in the United States requires that federal banking regulators amend their regulations such that capital charges imposed on banking institutions are determined to a lesser extent on the ratings of their investments.  When such regulations are adopted, investments in CMBS by such institutions may result in greater capital charges to financial institutions that own CMBS, or otherwise adversely affect the treatment of CMBS for regulatory capital purposes.

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The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products.  These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the trust fund as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in CMBS for financial reporting purposes.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

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The repayment of the mortgage loans in the pool will be dependent upon the ability of the related mortgaged property to produce cash flow through the collection of rents.  However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan at any given time.  The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

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The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers.  The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance.  Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

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A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity Date or Anticipated Repayment Date

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Mortgage loans with substantial remaining principal balances at their stated maturity date or anticipated repayment date involve greater risk than fully-amortizing mortgage loans.  This is because the borrower may be unable to repay the loan at that time.  A borrower’s ability to repay a mortgage loan on its stated maturity date or anticipated repayment date, as applicable, typically will depend upon its ability either to refinance the mortgage loan or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

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We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, defaults and liquidations or repurchases upon breaches of representations and warranties or purchases by a companion loan holder or mezzanine lender pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

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Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the Depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency. We cannot provide assurances that the applicable sponsor will have the financial ability to repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the applicable sponsor’s representations and warranties or any material document defects.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

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There may be pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business.  Any such litigation may materially impair distributions to certificateholders if borrowers must use property income to pay judgments or litigation costs.  We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

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Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan  by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor.  In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

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Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties.  Additionally, with respect to the appraisals setting forth assumptions as to the "as stabilized" values prospective investors should consider that those assumptions may not be accurate and that the "as stabilized" values may not be the values of the related mortgaged properties at maturity.

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

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The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

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Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware.  Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Availability of Earthquake, Flood and Other Insurance

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Although the mortgaged properties are required to be insured, or self-insured by a sole tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

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Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties will be insured against the risks of terrorism and similar acts.

■	Risks Relating to a Bankruptcy of an Originator, a Sponsor or the Depositor, or a Receivership or Conservatorship of Goldman Sachs Bank USA

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In the event of the bankruptcy or insolvency of an originator, a sponsor or the Depositor, or a receivership or conservatorship of Goldman Sachs Bank USA (“GS Bank”), it is possible that the issuing entity’s right to payment from or ownership of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

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The Federal Deposit Insurance Corporation (the "FDIC") has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the "FDIC Safe Harbor") from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6).  The transfers of the applicable mortgage loans by Goldman Sachs Lending Partners LLC (“GSLP”), as an originator, to Goldman Sachs Mortgage Company (“GSMC”), as a sponsor, and by GSMC to the depositor, will not qualify for the FDIC Safe Harbor.  However, those transfers are not transfers by a bank, and in any event, even if the FDIC Safe Harbor were applicable to those transfers, the FDIC Safe Harbor is non-exclusive. Additionally, an opinion of counsel will be rendered on the Closing Date to the effect that the transfers of the applicable mortgage loans by GSLP to GSMC, and by GSMC to the Depositor, would each generally be respected as a sale in the event of a bankruptcy or insolvency of GSLP or GSMC, as applicable, and therefore beyond the FDIC’s repudiation powers if GS Bank became subject to a receivership or conservatorship. Notwithstanding the foregoing, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan was not a sale. If such party’s challenge is successful, payments on the offered certificates would be reduced or delayed.  Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

■
Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor, the Controlling Class Representative and the Whole Loan Directing Holder

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The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative, the Whole Loan Directing Holder or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative, the Whole Loan Directing Holder or any of their respective affiliates holds certificates or companion loans, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower.  Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

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The anticipated initial investor in certain of the subordinate certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in the expected repayment dates or other features of some or all of the mortgage loans.  The mortgage pool as originally proposed by the sponsors was adjusted based on some of these requests. Actions of the B-Piece Buyer may be adverse to those of purchasers of classes of offered certificates.

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned With Your Interests

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The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates.  The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as the offering of the offered certificates.  The sponsors will sell the applicable mortgage loans to the depositor (an affiliate of GSMC, one of the sponsors, and Goldman, Sachs & Co., one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates.  A completed offering would reduce the originators’ exposure to the mortgage loans.  The originators made the mortgage loans with a view toward securitizing them and distributing the exposure by means of a transaction such as this offering of offered certificates.  The offering of offered certificates will effectively transfer the originators’ exposure to the mortgage loans to purchasers of the offered certificates.

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The originators are the mezzanine lenders under their respective mezzanine loans.  On the closing date GSLP will be the lender on the companion loan.  The originators may retain the mezzanine loans or the companion loan, as applicable. These transactions may cause the originators and their affiliates or their clients or counterparties who purchase the mezzanine loans or the companion loan, as applicable, to have economic interests and incentives that do not align with, and that may be directly contrary to, those of an investor in the certificates.  In addition, these transactions or actions taken to maintain, adjust or unwind any positions in the future, may, individually or in the aggregate, have a material effect on the market for the certificates (if any), including adversely affecting the value of the certificates, particularly in illiquid markets.  The originators, the sponsors and their affiliates will have no obligation to take, refrain from taking or cease taking any action with respect to the mezzanine loans or the companion loan, as applicable, based on the potential effect on an investor in the offered certificates, and may receive substantial returns from these transactions.

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The originators, the sponsors and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

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The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders.  The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

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The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise.  The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments.  Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers.  By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments.  As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

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If the Underwriter Entities becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that they take in their capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

—
In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the trustee, the certificate administrator or the operating advisor and will have no authority to advise the master servicer, the special servicer, the trustee, the certificate administrator or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Other Rating Agencies May Assign Different Ratings to the Certificates

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Other nationally recognized statistical rating organizations that we have not engaged to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from those ratings assigned by Fitch, Inc., Moody’s Investors Service, Inc., or Morningstar Credit Ratings, LLC.  The issuance of unsolicited ratings by another nationally recognized statistical rating organization on one or more classes of the offered certificates that are different from the ratings assigned by Fitch, Inc., Moody’s Investors Service, Inc., or Morningstar Credit Ratings, LLC may adversely impact the liquidity and market value of those offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Tax Considerations

—	The offered certificates, other than the class R certificates, will be treated as regular interests in a real estate mortgage investment conduit (a "REMIC") for U.S. federal income tax purposes.

—
The class R certificates will be treated as "noneconomic residual interests" in two REMICs for U.S. federal income tax purposes. Investors in class R certificates will be required to include the taxable income or loss of each REMIC in determining their federal taxable income.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of investment.

—
State and local income tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state and local tax consequences of an investment in the certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.